UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23165

CION ARES DIVERSIFIED CREDIT FUND

(Exact name of registrant as specified in charter)

100 PARK AVENUE

25TH FLOOR

NEW YORK, NEW YORK 10017

(Address of principal executive offices)(Zip code)

Eric A. Pinero 100 Park Avenue, 25th Floor New York, New York 10017 (Name and Address of Agent for Service)
Copy to:

Michael A. Reisner Mark Gatto CION Ares Diversified Credit Fund 100 Park Avenue, 25th Floor New York, New York 10017		P. Jay Spinola, Esq. Michael A. DeNiro, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – December 31, 2024

Item 1. Report to Stockholders.

(a)

CION INVESTMENTS | ARES

CION Ares Diversified Credit Fund

ANNUAL REPORT

DECEMBER 31, 2024

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Performance Summary	7
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	119
Consolidated Statement of Operations	121
Consolidated Statements of Changes in Net Assets	122
Consolidated Statement of Cash Flows	124
Financial Highlights	125
Notes to Consolidated Financial Statements	147
Report of Independent Registered Public Accounting Firm	179
Proxy & Portfolio Information	180
Dividend Reinvestment Plan	181
Corporate Information	183
Privacy Notice	184
Trustees and Executive Officers	185

Annual Report 2024

CION Ares Diversified Credit Fund

Letter to Shareholders

December 31, 2024

Fellow Shareholders,

We are pleased to present the annual report for the CION Ares Diversified Credit Fund (the "Fund" or "CADC"), for the period ending December 31, 2024. The Fund has continued to experience steady asset growth, with total managed assets reaching approximately $6.5 billion as of December 31, 2024. The Fund returned +10.17%1 during the period, benefitting from elevated base rates, stable credit fundamentals and tactical asset allocation. As of period-end, the Fund had exposure to over 800 investments, diversified across 24 unique industries. Secured debt instruments accounted for greater than 90%2 of the Fund and 71%3 of the portfolio was deployed in investments directly originated by investment groups within the Ares Management Corporation ("Ares") platform. The Fund's distribution rate was stable during the period, ending 2024 at 9.16%4. CADC's relative value approach across liquid and illiquid credit sectors enabled the portfolio to capitalize on market opportunities across global credit markets, while maintaining steady distributions of income and preserving shareholder capital.

Investment Philosophy and Process

The Fund employs a dynamic asset allocation framework that seeks to offer enhanced yield and downside risk mitigation, while enabling the Fund's investment advisor, CION Ares Management, LLC ("CION Ares Management," "CAM" or the "Advisor") and the Fund's investment sub-advisor, Ares Capital Management II LLC (the "Sub-Advisor"), an affiliate of Ares, to respond to changing market conditions. We believe the Fund's differentiated, diversified portfolio of directly originated and liquid investments can provide superior risk-adjusted returns for our shareholders. Active management across a broad spectrum of credit asset classes, including direct lending in the United States and Europe, high yield bonds, leveraged loans, structured credit, real estate debt, and other credit instruments provides the opportunity to generate attractive risk-adjusted returns by capturing the best relative value.

The Fund's investment process is rigorous and incorporates both top-down and bottom-up factors. The Advisor leverages the resources of the Sub-Advisor to conduct ongoing proprietary analysis at the asset-class level, comparing current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before the Advisor's allocation committee, where senior members overseeing each of the underlying asset classes share their observations with the Fund's portfolio managers.

Investment Environment

Markets began the year on strong footing due to continued macroeconomic stability and resilient corporate fundamentals, which offset moderating rate expectations. The macro environment was supported by strong employment data and growth throughout the year alongside slowing inflation. The Federal Reserve (the "Fed") kept interest rates unchanged during the first half of the year due to their desire to see slower price growth before cutting rates. The Fed ultimately cut rates by 50 basis points in the third quarter, marking their first interest rate cut since 2020. This action was viewed as a proactive measure intended to preserve strong labor market conditions and mitigate downside risk. While the Fed made two additional cuts toward the end of the year, expectations turned hawkish following the U.S. presidential election, with economists reducing their rate forecasts for 2025.

Strong macroeconomic conditions and expectations of an aggressive Fed contributed to positive returns across both equity and credit markets. Public equities returned +25.00%5 for the year, fueled by a small cohort of technology companies, as well as market expectations of a pro-business and more regulatory-friendly environment post-election. Within credit, a risk rally unfolded on the back of supportive macro conditions, firm demand technicals and a better than feared default environment. As a result, syndicated loans and high yield bonds returned +9.05%6 and 8.20%7, respectively. Both sectors outperformed traditional fixed income markets, which returned 1.25%8.

A few common themes forged ahead within the leveraged credit markets throughout the year. Returns were driven by lower credit quality paper in both the syndicated loan and high yield bond market, largely due to "soft landing" expectations and reduced default rate forecasts. Following two years of moderate activity, bank lending increased materially, driven by repricing and refinancing transactions amid light net new issuance. Demand for floating rate assets in the form of retail fund inflows totaled $21 billion10 for the year and CLO creation was strong. Retail fund demand for high yield was strong as

Annual Report 2024

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2024

well, with $16 billion10 of inflows, as investors sought to lock in attractive yields, which buoyed asset prices and pushed secondary credit spreads to all-time tights. Default rates were manageable and ended the year at 4.49% and 1.47%9 for syndicated loans high yield bonds, respectively, and fundamental credit metrics remained sound. The large volume of repricing and refinancing activity caused many issuers to reduce their borrowing costs and push out maturities, alleviating a bit of strain on levered companies moving forward. While M&A remained relatively muted, broader optimism regarding the incoming administration is expected to fuel an uptick in M&A volumes.

Specific to CADC, the Fund continues to maintain a stable income profile with an attractive 9.66% current yield11 and 9.16% distribution rate4. We are optimistic about the portfolio's current positioning and believe there are ample opportunities to capitalize on across global credit markets as we navigate the road ahead. We continue to actively participate in corporate and asset-backed direct lending opportunities, while seeking to take advantage of episodic volatility and idiosyncratic developments within the liquid credit markets. While the Fund maintains a core allocation to self-originated assets, we continue to tap into the scale and resources of Ares' investment capabilities to identify potential relative value swap opportunities across the traded segments of the market (e.g. high yield bonds, syndicated loans, and CLO securities). Looking forward, we continue to closely monitor macroeconomic factors and their potential effects on portfolio companies, strategically manage exposures and seek out relative value opportunities driven by shifts in market sentiment, new macro data prints, corporate fundamental trends and geopolitical developments.

Summary

While credit and economic conditions remain firm, single-name credit dispersion is increasing and we expect bouts of market volatility to surface moving forward as the market reacts to macro headlines, potential shifts in U.S. trade policy and divergent central bank activity. We continue to prioritize downside protection and carefully select credit assets, with an emphasis on direct lending in the U.S. and Europe while dynamically and tactically allocating across liquid and alternative credit markets as attractive relative value opportunities arise. We are pleased with the ongoing construction of the Fund's diversified portfolio, and believe the Fund is well positioned to source compelling opportunities in an unpredictable market environment due to our focus on senior secured, floating rate, self-originated assets in defensive, non-cyclical, service-based sectors. We believe Ares' scaled platform, tenured experience and cycle-tested investment process will allow the Fund to successfully navigate the evolving market environment.

We thank you for your investment in and continued support of the CION Ares Diversified Credit Fund.

Sincerely,

Mitch Goldstein Portfolio Manager CION Ares Diversified Credit Fund	Greg Margolies Portfolio Manager CION Ares Diversified Credit Fund	Michael Smith Portfolio Manager CION Ares Diversified Credit Fund

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of future results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Securities, LLC ("CSL") is the wholesale marketing agent for the Fund, advised by CION Ares Management and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Management Capital Markets LLC, a broker-dealer registered with the SEC, and a member of FINRA.

1 Past performance is not indicative of future results. Performance shown here is the I-Share Class. The I-Share was incepted on July 12, 2017. Returns include reinvestment of distributions and reflect fund expenses inclusive of recoupment of previously provided expense support. The expense ratio is 4.03% as of December 31, 2024 excluding interest expense. Expense ratios are annualized and calculated as a percentage of estimated average net assets. Share values will fluctuate, therefore if repurchased, they may be worth more or less than their original cost.

Annual Report 2024

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2024

2 Secured Debt includes First and Second Lien assets, Structured Credit Debt, Structured Credit Equity. Excludes Cash.

3 Includes U.S. Direct Lending, European Direct Lending, Alternative Credit, Real Estate Debt and Opportunistic investments. Excludes cash.

4 The current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current daily cash distribution per share without compounding), divided by the relevant net asset value per share. A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

5 Proxy: S&P 500 Index. Please refer to Index Definitions for index definitions.

6 Proxy: S&P UBS Leveraged Loan Index. Please refer to Index Definitions for index definitions.

7 Proxy: ICE BofA US High Yield Index. Please refer to Index Definitions for index definitions.

8 Proxy: Bloomberg Aggregate Bond Index. Please refer to Index Definitions for index definitions.

9 Source: JP Morgan Default Monitor. As of December 31, 2024.

10 Source: JP Morgan Market Monitor. As of December 31, 2024.

11 CADC's current yield does not represent a return to investors.

Index Definitions

The Bloomberg Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. To be included in the index, bonds must be rated investment grade (at least Baa3/BBB) by Moody's and S&P. Inception date: January 1, 1976.

The Standard & Poor's 500 Index, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The index components and their weightings are determined by S&P Dow Jones Indices.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the US dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. For unrated loans, the initial spread must be 125 basis points or higher above the benchmark reference reset rate. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

Annual Report 2024

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2024

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset- backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed Rate vs. Floating

Excludes cash, other net assets and equity instruments.

KEY FACTS

TOTAL MANAGED ASSETS*	$6.5	B
TOTAL ISSUES	825
DISTRIBUTIONS[1]	Monthly

SHARE CLASS	INCEPTION	MONTH-END DISTRIBUTION RATE[2]	STANDARD DEVIATION[3]	SHARPE RATIO[4] (ANNUALIZED)
CLASS A	1/26/2017	8.08%	3.69%	1.05
CLASS C	7/12/2017	7.28%	3.66%	0.98
CLASS I	7/12/2017	8.38%	3.71%	1.11
CLASS L	11/2/2017	7.93%	3.74%	0.99
CLASS U	7/25/2019	7.63%	4.13%	0.84
CLASS U-2	4/30/2020	7.63%	2.93%	2.38
CLASS W	12/4/2018	7.91%	3.99%	1.02

Portfolio Characteristics

  Allocation by Asset Type**

  Allocation by Geography**

** Holdings and allocations, unless otherwise indicated, are based on the total managed assets and subject to change without notice. Total managed assets is defined as the total assets (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage). Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Allocation by Industry % of Portfolio

Software & Services	22.2%
Structured Products	9.3%
Health Care Equipment & Services	8.4%
Financial Services	7.9%
Commercial & Professional Services	7.2%
Insurance	6.7%
Capital Goods	4.8%
Consumer Services	4.7%
Other	25.4%
Cash	3.5%

Top Holdings % of Portfolio

Global Medical Response	1.2%
Citrix	1.1%
Enviva Partners	0.9%
FinEquity Holdings	0.9%
eCapital	0.9%
Kaseya	0.8%
Mimecast	0.8%
Central Square Security	0.8%
High Street Insurance Partners	0.8%
Reddy Ice	0.7%

Annual Report 2024

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2024 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 28 Years of Experience

• Greg Margolies, Partner, Ares Management | 35 Years of Experience

• Michael Smith, Co-Head of Ares Credit Group | 28 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager operating three integrated businesses across Credit, Private Equity and Real Estate. Ares Management's investment groups collaborate to deliver innovative investment solutions which seek to provide consistent and attractive investment returns throughout market cycles. Please visit www.aresmgmt.com for additional information.

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

1 Distribution Frequency — there is no assurance monthly distributions paid by the Fund will be maintained at the targeted level or paid at all.

2 Month-End Distribution Rate — all data is as of 12/31/24 except for the distribution data which is as of 1/2/25 and based on an NAV of $25.38. The distribution posted herein reflects the expiration of a Special Distribution as of 12/31/24 that had been in effect since 7/1/23 and that temporarily increased annualized yields by at least 10% depending on share class. Source: Ares Month-end distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The month-end distribution rate shown may be rounded.

3 Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

4 Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending December 31, 2023 distributions were paid from taxable income and did not include a return of capital for tax purposes. It is not anticipated that the current distribution rate will contain a return of capital. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

This is neither an offer to sell nor a solicitation to purchase the securities described herein. An offering is made only by the prospectus which must precede or accompany this piece. Please read the prospectus prior to making any investment decision and consider the risks, charges, expenses and other important information described therein. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting cioninvestments.com.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC (CSL) is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC (CAM) with marketing services provided by ALPS Distributors, Inc (ADI). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

Annual Report 2024

CION Ares Diversified Credit Fund

Performance Summary

December 31, 2024

The following graph shows the value, as of December 31, 2024, of a hypothetical $10,000 investment made on January 26, 2017 in Class A Shares at net asset value (with a sales charge of 5.75%). For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market, and is deemed to be an appropriate broad-based securities market index for the Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns in the graph and table set forth below represent past performance.

Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.cioninvestments.com/products/cion-ares-diversified-credit-fund/ to obtain the most recent month-end returns.

CION Ares Diversified Credit Fund's Lifetime Performance Data

CADC Performance Since Inception

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Automobiles and Components
Automotive Keys Group, LLC		1st Lien Term Loan	10.98%	SOFR (Q)	6.50%		11/2025		$1,807	$1,608	(e)(f)
Clarios Global LP	Canada	1st Lien Term Loan	6.86%	SOFR (M)	2.50%		05/2030		7,817	7,841	(f)
Collision SP Subco, LLC		1st Lien Revolving Loan	10.09%	SOFR (Q)	5.50%		01/2030		11	11	(e)(g)
Collision SP Subco, LLC		1st Lien Term Loan	10.09%	SOFR (Q)	5.50%		01/2030		742	742	(e)
Collision SP Subco, LLC		1st Lien Delay Draw Term Loan	10.71%	SOFR (Q)	5.50%		01/2030		217	218	(e)(g)
Continental Acquisition Holdings, Inc.		1st Lien Revolving Loan	8.40%	SOFR (M)	3.75%		01/2026		1	1	(e)(g)
Continental Acquisition Holdings, Inc.		1st Lien Term Loan	7.41%	SOFR (Q)	2.93%		01/2027		6,233	4,800	(e)(f)
Continental Acquisition Holdings, Inc.		1st Lien Delay Draw Term Loan	7.41%	SOFR (Q)	2.93%		01/2027		1,513	1,165	(e)(f)
Highline Aftermarket Acquisition, LLC		1st Lien Revolving Loan					08/2027		—	—	(e)(g)
Highline Aftermarket Acquisition, LLC		2nd Lien Term Loan	11.83%	SOFR (Q)	7.25%		11/2028		5,942	5,942	(e)(f)
Highline Aftermarket Acquisition, LLC		2nd Lien Delay Draw Loan	11.83%	SOFR (Q)	7.25%		11/2028		4,209	4,209	(e)
LTI Holdings, Inc.		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		07/2029		6,883	6,886	(f)
New Churchill Holdco LLC		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
New Churchill Holdco LLC		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		11/2029		1,200	1,200	(e)(f)
New Churchill Holdco LLC		1st Lien Delay Draw Term Loan	9.83%	SOFR (Q)	5.50%		11/2029		992	992	(e)(g)
Sun Acquirer Corp.		1st Lien Revolving Loan					09/2027		—	—	(e)(g)
Sun Acquirer Corp.		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		09/2028		14,929	14,929	(e)(f)
Sun Acquirer Corp.		1st Lien Delay Draw Term Loan	9.36%	SOFR (M)	5.00%		09/2028		8,728	8,728	(e)(f)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Revolving Loan					02/2030		$—	$—	(e)(g)
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Term Loan	10.27%	SOFR (Q)	5.75%		02/2031		11,280	11,280	(e)(f)
Truck-Lite Co., LLC and Ecco Holdings Corp.		1st Lien Delay Draw Term Loan					02/2031		—	—	(e)(g)
Wand Newco 3, Inc.		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		01/2031		22,960	23,030	(f)
										93,582		2.16%
Capital Goods
AI Aqua Merger Sub, Inc.		1st Lien Delay Draw Term Loan					07/2028		—	—	(f)(g)(h)
Airx Climate Solutions, Inc.		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
Airx Climate Solutions, Inc.		1st Lien Term Loan	10.18%	SOFR (Q)	5.75%		11/2029		1,498	1,498	(e)(f)
Airx Climate Solutions, Inc.		1st Lien Term Loan	9.46%	SOFR (Q)	5.00%		11/2029		2,427	2,426	(e)(f)
Airx Climate Solutions, Inc.		1st Lien Delay Draw Term Loan	9.52%	SOFR (Q)	5.00%		11/2029		495	495	(e)(g)
AllClear Military Inc.		1st Lien Term Loan					08/2025		1,880	846	(e)(i)
Artera Services, LLC		1st Lien Term Loan	8.83%	SOFR (Q)	4.50%		02/2031		12,198	12,073	(f)
BCPE Empire Holdings, Inc.		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		12/2028		3,479	3,493
BGIF IV Fearless Utility Services, Inc.		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
BGIF IV Fearless Utility Services, Inc.		1st Lien Term Loan	9.45%	SOFR (M)	5.00%		06/2031		2,232	2,232	(e)(f)
BGIF IV Fearless Utility Services, Inc.		1st Lien Delay Draw Term Loan					06/2031		—	—	(e)(g)
BlueHalo Global Holdings, LLC		1st Lien Revolving Loan	10.39%	SOFR (Q)	6.00%		10/2025		670	670	(e)(g)
BlueHalo Global Holdings, LLC		1st Lien Term Loan	10.33%	SOFR (Q)	6.00%		10/2025		8,136	8,136	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	10.10%	EURIBOR (S)	7.42%		11/2028		€878	910	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	10.51%	SOFR (S)	5.75%		11/2028		1,691	1,691	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	12.18%	SOFR (S)	7.42%		11/2028		536	536	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Brown Group Holding, LLC		1st Lien Term Loan	6.86%	SOFR (M)	2.50%		07/2031			$5,040	$5,055	(f)
Brown Group Holding, LLC		1st Lien Term Loan	7.09%	SOFR (Q)	2.50%		07/2031			4,749	4,760	(f)
Burgess Point Purchaser Corporation		1st Lien Term Loan	9.68%	SOFR (Q)	5.25%		07/2029			4,104	3,635	(f)
Chillaton Bidco Limited	United Kingdom	1st Lien Term Loan	11.22%	SOFR (S)	6.50%		05/2031			£1,491	1,866	(e)
Chillaton Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.24%	SONIA (Q)	6.50%		05/2031			£544	680	(e)(g)
CP Atlas Buyer Inc		1st Lien Term Loan	8.21%	SOFR (M)	3.75%		11/2027			8,108	7,886	(f)
CPIG Holdco Inc.		1st Lien Revolving Loan	9.44%	SOFR (Q)	4.75%		04/2028			1	1	(e)(g)
CPIG Holdco Inc.		1st Lien Term Loan	11.69%	SOFR (Q)	7.00%		04/2028			3,824	3,824	(e)(f)
Dynamic NC Aerospace Holdings, LLC		1st Lien Revolving Loan	11.24%	SOFR (Q)	6.50%		12/2027			733	733	(e)(g)
Dynamic NC Aerospace Holdings, LLC		1st Lien Term Loan	10.96%	SOFR (Q)	6.50%		12/2027			3,265	3,265	(e)(f)
Generator Buyer, Inc.	Canada	1st Lien Revolving Loan					07/2030		CAD	—	—	(e)(g)
Generator Buyer, Inc.	Canada	1st Lien Term Loan	8.42%	CORRA (Q)	5.25%		07/2030		CAD	2,035	1,416	(e)(f)
Generator Buyer, Inc.	Canada	1st Lien Delay Draw Term Loan	8.70%	CORRA (Q)	5.25%		07/2030		CAD	69	48	(e)(g)
Generator Buyer, Inc.		1st Lien Term Loan	9.58%	SOFR (S)	5.25%		07/2030			411	411	(e)(f)
GSV Purchaser, Inc.		1st Lien Revolving Loan					08/2030			—	—	(e)(g)
GSV Purchaser, Inc.		1st Lien Term Loan	9.30%	SOFR (M)	4.75%		08/2031			3,700	3,700	(e)(f)
GSV Purchaser, Inc.		1st Lien Delay Draw Term Loan					08/2031			—	—	(e)(g)
Helix Acquisition Holdings, Inc.		1st Lien Term Loan	11.46%	SOFR (M)	7.00%		03/2030			473	473	(e)
Kaman Corporation		1st Lien Term Loan	7.83%	SOFR (M)	3.50%		04/2031			10,229	10,286	(f)
Kene Acquisition, Inc.		1st Lien Revolving Loan					02/2031			—	—	(e)(g)
Kene Acquisition, Inc.		1st Lien Term Loan	9.83%	SOFR (Q)	5.25%		02/2031			1,788	1,787	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Kene Acquisition, Inc.		1st Lien Delay Draw Term Loan	9.59%	SOFR (M)	5.25%		02/2031		$83	$83	(e)(g)
LBM Acquisition LLC		1st Lien Term Loan	8.21%	SOFR (M)	3.75%		12/2027		1,716	1,719
LBM Acquisition LLC		1st Lien Term Loan	8.30%	SOFR (M)	3.75%		06/2031		6,541	6,476	(f)
Maverick Acquisition, Inc.		1st Lien Term Loan					06/2027		5,200	3,380	(e)(f)(i)
Maverick Acquisition, Inc.		1st Lien Delay Draw Term Loan					06/2027		1,185	771	(e)(i)
Osmose Utilities Services, Inc.		1st Lien Term Loan	7.72%	SOFR (M)	3.25%		06/2028		1,147	1,148
Osmose Utilities Services, Inc.		2nd Lien Term Loan	11.22%	SOFR (M)	6.75%		06/2029		8,237	8,237	(e)
Osmosis Buyer Limited		1st Lien Term Loan	8.05%	SOFR (M)	3.50%		07/2028		26,543	26,543	(f)
Paris US Holdco, Inc. & 1001028292 Ontario Inc.		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
Paris US Holdco, Inc. & 1001028292 Ontario Inc.		1st Lien Term Loan	9.55%	SOFR (S)	5.00%		12/2031		5,873	5,814	(e)(f)
Paris US Holdco, Inc. & 1001028292 Ontario Inc.		1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)
Patriot Container Corp.		1st Lien Term Loan	13.00% (7.00% PIK)				09/2030		25,397	24,699	(e)
Patriot Container Corp.		1st Lien Delay Draw Term Loan					09/2030		—	—	(e)(g)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Revolving Loan	10.70% (0.25% PIK)	SONIA (M)	6.00%		03/2027		£373	457	(e)(g)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Term Loan	10.48% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		4,125	4,042	(e)(f)
Radius Aerospace, Inc.		1st Lien Revolving Loan	10.66% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		487	477	(e)(g)
Radius Aerospace, Inc.		1st Lien Term Loan	10.48% (0.25% PIK)	SOFR (Q)	6.00%		03/2027		5,176	5,073	(e)(f)
Sigma Electric Manufacturing Corporation		1st Lien Revolving Loan	10.21%	SOFR (M)	5.75%		10/2025		—	—	(e)(g)
Sigma Electric Manufacturing Corporation		1st Lien Term Loan	10.21%	SOFR (M)	5.75%		10/2025		441	442	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Specialty Building Products Holdings, LLC		1st Lien Term Loan	8.21%	SOFR (M)	3.75%		10/2028		$7,940	$7,892	(f)
Sunk Rock Foundry Partners LP		1st Lien Term Loan	10.21%	SOFR (M)	5.75%		10/2025		218	218	(e)(f)
Sunvair Aerospace Group, Inc.		1st Lien Revolving Loan					05/2031		—	—	(e)(g)
Sunvair Aerospace Group, Inc.		1st Lien Term Loan	9.74%	SOFR (Q)	5.00%		05/2031		1,769	1,769	(e)(f)
Sunvair Aerospace Group, Inc.		1st Lien Delay Draw Term Loan					05/2031		—	—	(e)(g)
TransDigm Inc.		1st Lien Term Loan	7.08%	SOFR (Q)	2.75%		03/2030		12,181	12,214	(f)
TransDigm Inc.		1st Lien Term Loan	6.83%	SOFR (Q)	2.50%		02/2031		10,737	10,751	(f)
TransDigm Inc.		1st Lien Term Loan	6.83%	SOFR (Q)	2.50%		01/2032		1,995	1,998
Two Six Labs, LLC		1st Lien Revolving Loan					08/2027		—	—	(e)(g)
Two Six Labs, LLC		1st Lien Term Loan	10.33%	SOFR (Q)	6.00%		08/2027		7,224	7,224	(e)(f)
Two Six Labs, LLC		1st Lien Term Loan	11.35%	SOFR (Q)	6.00%		08/2027		1,325	1,325	(e)(f)
Two Six Labs, LLC		1st Lien Delay Draw Term Loan	10.33%	SOFR (Q)	6.00%		08/2027		2,817	2,817	(e)(f)(g)
Victory Buyer LLC		1st Lien Term Loan	8.22%	SOFR (M)	3.75%		11/2028		8,530	8,358
WEC US Holdings Ltd.		1st Lien Term Loan	6.80%	SOFR (M)	2.25%		01/2031		29,836	29,829	(f)
Wilsonart LLC		1st Lien Term Loan	8.58%	SOFR (Q)	4.25%		08/2031		3,361	3,365	(f)
										261,953		6.04%
Commercial and Professional Services
Aero Operating LLC		1st Lien Term Loan	13.74%	SOFR (Q)	9.00%		02/2026		2,936	2,496	(e)(f)
Aero Operating LLC		1st Lien Delay Draw Term Loan	13.74%	SOFR (Q)	9.00%		02/2026		817	694	(e)(f)
Aldinger Company		1st Lien Revolving Loan					07/2027		—	—	(e)(g)
Aldinger Company		1st Lien Term Loan	9.61%	SOFR (M)	5.25%		07/2027		1,252	1,239	(e)(f)
Aldinger Company		1st Lien Delay Draw Term Loan	9.61%	SOFR (M)	5.25%		07/2027		503	499	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
AMCP Clean Acquisition Company, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		06/2028		$802	$802	(e)(f)
AMCP Clean Acquisition Company, LLC		1st Lien Delay Draw Term Loan	9.08%	SOFR (M)	4.75%		06/2028		94	94	(e)(g)
Andwis Group Limited	United Kingdom	1st Lien Term Loan	11.45%	SOFR (Q)	6.75%		11/2031		£2,074	2,596	(e)
Andwis Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.45%	SONIA (S)	6.75%		11/2031		£303	379	(e)(g)
Applied Technical Services, LLC		1st Lien Revolving Loan	12.25%	Base Rate (Q)	4.75%		12/2026		806	790	(e)(g)
Applied Technical Services, LLC		1st Lien Term Loan	10.23%	SOFR (Q)	5.75%		12/2026		4,489	4,400	(e)(f)
Applied Technical Services, LLC		1st Lien Term Loan	10.48%	SOFR (Q)	6.00%		12/2026		566	555	(e)
Applied Technical Services, LLC		1st Lien Delay Draw Term Loan	10.23%	SOFR (Q)	5.75%		12/2026		6,480	6,350	(e)(f)(g)
Applied Technical Services, LLC		1st Lien Delay Draw Term Loan	10.48%	SOFR (Q)	6.00%		12/2026		566	554	(e)
Armorica Lux S.a.r.l.	Luxembourg	1st Lien Term Loan	7.98%	EURIBOR (Q)	4.93%		07/2028		€6,500	6,401
Auxadi Midco S.L.U.	Spain	1st Lien Term Loan	7.97%	EURIBOR (Q)	4.75%		07/2028		€473	490	(e)
Capstone Acquisition Holdings, Inc.		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Capstone Acquisition Holdings, Inc.		1st Lien Term Loan	8.96%	SOFR (M)	4.50%		11/2029		18,055	18,055	(e)(f)
Capstone Acquisition Holdings, Inc.		2nd Lien Term Loan	12.96%	SOFR (M)	8.50%		11/2030		9,246	9,246	(e)(f)
Capstone Acquisition Holdings, Inc.		1st Lien Delay Draw Term Loan					11/2029		—	—	(e)(g)
Capstone Acquisition Holdings, Inc.		2nd Lien Delay Draw Loan					11/2030		—	—	(e)(g)
Celnor Group Limited	United Kingdom	1st Lien Term Loan	9.70%	SOFR (Q)	5.00%		08/2031		£1,173	1,468	(e)
Celnor Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.70%	SONIA (Q)	5.00%		08/2031		£2,135	2,673	(e)(g)
Compass Bidco Limited.	United Kingdom	1st Lien Term Loan	11.30%	SOFR (S)	6.50%		04/2031		£12,356	15,469	(e)
Compass Bidco Limited.	United Kingdom	1st Lien Delay Draw Term Loan	11.30%	SOFR (S)	6.50%		04/2031		£5,402	6,763	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Compex Legal Services, Inc.		1st Lien Revolving Loan	10.11%	SOFR (Q)	5.45%		02/2025		$450	$450	(e)(g)
Compex Legal Services, Inc.		1st Lien Term Loan	10.73%	SOFR (S)	6.00%		02/2026		1,257	1,257	(e)(f)
Dispatch Acquisition Holdings, LLC		1st Lien Term Loan	8.73%	SOFR (Q)	4.25%		03/2028		11,762	11,184	(f)
Dorado Bidco, Inc.		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Dorado Bidco, Inc.		1st Lien Term Loan	9.08%	SOFR (S)	4.50%		09/2031		2,697	2,670	(e)(f)
Dorado Bidco, Inc.		1st Lien Delay Draw Term Loan					09/2031		—	—	(e)(g)
DP Flores Holdings, LLC		1st Lien Revolving Loan					09/2030		—	—	(e)(g)
DP Flores Holdings, LLC		1st Lien Term Loan	10.83% (3.00% PIK)	SOFR (Q)	6.50%		09/2030		3,892	3,814	(e)(f)
DP Flores Holdings, LLC		1st Lien Delay Draw Term Loan					09/2030		—	—	(e)(g)
Drogon Bidco Inc.		1st Lien Revolving Loan					08/2030		—	—	(e)(g)
Drogon Bidco Inc.		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		08/2031		1,372	1,358	(e)(f)
Drogon Bidco Inc.		1st Lien Delay Draw Term Loan	9.36%	SOFR (M)	5.00%		08/2031		433	431	(e)(g)
Dun & Bradstreet Corporation, The		1st Lien Term Loan	6.59%	SOFR (M)	2.25%		01/2029		15,980	15,983	(f)
DuraServ LLC		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
DuraServ LLC		1st Lien Term Loan	8.90%	SOFR (M)	4.50%		06/2031		592	592	(e)(f)
DuraServ LLC		1st Lien Delay Draw Term Loan	8.90%	SOFR (M)	4.50%		06/2031		109	109	(e)(g)
Eagle Parent Corp.		1st Lien Term Loan	8.58%	SOFR (Q)	4.25%		04/2029		7,248	7,098	(f)
Elevation Services Parent Holdings, LLC		1st Lien Revolving Loan	10.62%	SOFR (Q)	6.00%		12/2026		404	387	(e)(g)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	10.74%	SOFR (Q)	6.00%		12/2026		1,296	1,244	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	10.72%	SOFR (Q)	6.00%		12/2026		618	594	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Elevation Services Parent Holdings, LLC		1st Lien Delay Draw Term Loan	10.72%	SOFR (Q)	6.00%		12/2026		$1,733	$1,663	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Delay Draw Term Loan	10.62%	SOFR (Q)	6.00%		12/2026		370	356	(e)
Erasmus Acquisition Holding B.V.	Netherlands	1st Lien Term Loan	9.83% (2.00% PIK)	EURIBOR (S)	7.25%		03/2030		€3,323	3,443	(e)
Erasmus Acquisition Holding B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.83% (2.00% PIK)	EURIBOR (S)	7.25%		03/2030		€222	230	(e)(g)
Flywheel Acquireco, Inc.		1st Lien Revolving Loan	10.86%	SOFR (M)	6.50%		05/2028		1,110	1,109	(e)(g)
Flywheel Acquireco, Inc.		1st Lien Term Loan	10.86%	SOFR (M)	6.50%		05/2030		13,645	13,645	(e)(f)
GCM HVAC HOLDCO, LLC		1st Lien Term Loan	14.00%				09/2031		1,351	1,320	(e)
HH-Stella, Inc.		1st Lien Revolving Loan	9.98%	SOFR (Q)	5.50%		04/2027		127	127	(e)(g)
HH-Stella, Inc.		1st Lien Term Loan	9.98%	SOFR (Q)	5.50%		04/2028		5,969	5,968	(e)(f)
HH-Stella, Inc.		1st Lien Delay Draw Term Loan	9.98%	SOFR (Q)	5.50%		04/2028		3,242	3,242	(e)(f)(g)
HP RSS Buyer, Inc.		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		12/2029		1,256	1,256	(e)(f)
HP RSS Buyer, Inc.		1st Lien Delay Draw Term Loan	9.33%	SOFR (Q)	5.00%		12/2029		1,077	1,077	(e)(f)
HP RSS Buyer, Inc.		1st Lien Delay Draw Term Loan	9.08%	SOFR (Q)	4.75%		12/2029		222	222	(e)(g)
Indigo Acquisition B.V.	Netherlands	1st Lien Term Loan	9.03%	EURIBOR (Q)	6.35%		09/2031		€1,250	1,295	(e)
Indigo Acquisition B.V.	Netherlands	1st Lien Term Loan	10.68%	SOFR (Q)	6.35%		09/2031		€1,250	1,295	(e)
Indigo Acquisition B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.17%	EURIBOR (Q)	6.35%		09/2031		€357	370	(e)(g)
IRI Group Holdings, Inc.		1st Lien Revolving Loan	9.36%	SOFR (M)	5.00%		12/2027		261	261	(e)(g)
IRI Group Holdings, Inc.		1st Lien Term Loan	9.69%	SOFR (Q)	5.00%		12/2028		25,064	25,064	(e)(f)
Ishtar Bidco Norway AS	United Kingdom	1st Lien Delay Draw Term Loan	16.07% PIK	SONIA (Q)	11.25%		11/2025		£900	1,014	(e)(f)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	12.74% (7.00% PIK)	SOFR (Q)	8.00%		11/2028		3,087	3,087	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	9.99% (3.50% PIK)	SOFR (Q)	5.25%		11/2028			$6,929	$6,929	(e)
Kellermeyer Bergensons Services, LLC		1st Lien Delay Draw Term Loan					11/2028			—	—	(e)(g)
Kings Buyer, LLC		1st Lien Revolving Loan	11.50%	Base Rate (Q)	4.00%		10/2027			29	29	(e)(g)
Kings Buyer, LLC		1st Lien Term Loan	9.68%	SOFR (Q)	5.25%		10/2027			3,402	3,402	(e)(f)
KPS Global LLC		1st Lien Revolving Loan					09/2030			—	—	(e)(g)
KPS Global LLC		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		09/2030			2,084	2,042	(e)(f)
LABL, Inc.		1st Lien Term Loan	9.46%	SOFR (M)	5.00%		10/2028			19,301	18,624	(f)
Laboratories Bidco LLC		1st Lien Revolving Loan	12.25% (4.00% PIK)	Base Rate (Q)	4.75%		07/2029			803	642	(e)(g)
Laboratories Bidco LLC		1st Lien Term Loan	10.23% (4.00% PIK)	SOFR (Q)	5.75%		07/2029			9,924	7,940	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	9.07% (4.00% PIK)	CORRA (Q)	6.50%		07/2029		CAD	1,793	998	(e)(f)
Laboratories Bidco LLC		1st Lien Delay Draw Term Loan	10.23% (4.00% PIK)	SOFR (Q)	5.75%		07/2029			294	235	(e)
LBC Woodlands Purchaser LLC		1st Lien Revolving Loan					07/2030			—	—	(e)(g)
LBC Woodlands Purchaser LLC		1st Lien Term Loan	10.14%	SOFR (S)	5.00%		07/2031			1,312	1,292	(e)(f)
LBC Woodlands Purchaser LLC		1st Lien Delay Draw Term Loan	10.09%	SOFR (M)	5.00%		07/2031			91	90	(e)(g)
Lightbeam Bidco, Inc.		1st Lien Revolving Loan					05/2029			—	—	(e)(g)
Lightbeam Bidco, Inc.		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		05/2030			1,253	1,254	(e)(f)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Term Loan	9.33%	SOFR (Q)	5.00%		05/2030			170	170	(e)(f)
Lightbeam Bidco, Inc.		1st Lien Delay Draw Term Loan	9.43%	SOFR (Q)	5.00%		05/2030			262	262	(e)(g)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.42%	SOFR (S)	6.75%		07/2026			£1,260	1,577	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.27%	SOFR (S)	6.50%		07/2026		$610	$610	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.57%	SONIA (S)	6.50%		07/2026		£1,706	2,135	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.98%	SOFR (S)	6.50%		07/2026		£325	408	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.98%	SONIA (S)	6.50%		07/2026		£325	407	(e)
MPLC Debtco Limited	Jersey	1st Lien Term Loan	10.98%	SOFR (M)	6.25%		01/2027		£148	186	(e)(f)
MPLC Debtco Limited	Jersey	1st Lien Delay Draw Term Loan	10.99%	SOFR (S)	6.25%		01/2027		2,100	2,100	(e)(f)
MPLC Debtco Limited	Jersey	1st Lien Delay Draw Term Loan	11.05%	SONIA (S)	6.25%		01/2027		£1,052	1,316	(e)(f)
Neptune BidCo US Inc.		1st Lien Revolving Loan					10/2027		—	—	(e)(g)
Neptune BidCo US Inc.		1st Lien Term Loan	9.51%	SOFR (Q)	4.75%		10/2028		13,111	11,721	(f)
Neptune BidCo US Inc.		1st Lien Term Loan	9.76%	SOFR (Q)	5.00%		04/2029		15,167	13,577	(f)
Neptune BidCo US Inc.		2nd Lien Term Loan	14.51%	SOFR (Q)	9.75%		10/2029		9,882	9,388	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Revolving Loan	9.58%	SOFR (Q)	5.25%		07/2027		157	157	(e)(g)
North Haven Stack Buyer, LLC		1st Lien Term Loan	9.84%	SOFR (Q)	5.25%		07/2027		1,293	1,293	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		07/2027		285	285	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Term Loan	9.58%	SOFR (Q)	5.25%		07/2027		675	675	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Term Loan	9.84%	SOFR (Q)	5.25%		07/2027		734	735	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Term Loan	9.77%	SOFR (Q)	5.25%		07/2027		21	21	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Term Loan	9.76%	SOFR (Q)	5.25%		07/2027		185	185	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Term Loan	9.52%	SOFR (Q)	5.00%		07/2027		486	486	(e)(g)
North Haven Stack Buyer, LLC		1st Lien Delay Draw Term Loan	9.33%	SOFR (Q)	5.00%		07/2027		28	28	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Orbit Private Holdings I Ltd	United Kingdom	1st Lien Term Loan	11.42%	SONIA (S)	5.75%		12/2028		£4,915	$6,076	(e)
Priority Waste Holdings LLC		1st Lien Revolving Loan	10.09%	SOFR (Q)	5.50%		08/2029		2	2	(e)(g)
Priority Waste Holdings LLC		1st Lien Term Loan	12.59% (2.00% PIK)	SOFR (Q)	8.00%		08/2029		5,198	4,938	(e)(f)
Priority Waste Holdings LLC		1st Lien Delay Draw Term Loan	12.59% (2.00% PIK)	SOFR (Q)	8.00%		08/2029		1,984	1,885	(e)(f)
PSC Parent, Inc.		1st Lien Revolving Loan	9.61%	SOFR (M)	5.25%		04/2030		708	708	(e)(g)
PSC Parent, Inc.		1st Lien Term Loan	9.73%	SOFR (M)	5.25%		04/2031		4,426	4,426	(e)(f)
PSC Parent, Inc.		1st Lien Delay Draw Term Loan	9.61%	SOFR (M)	5.25%		04/2031		738	738	(e)(g)
Pye-Barker Fire & Safety, LLC		1st Lien Revolving Loan	8.83%	SOFR (Q)	4.50%		05/2030		86	86	(e)(g)
Pye-Barker Fire & Safety, LLC		1st Lien Term Loan	8.83%	SOFR (Q)	4.50%		05/2031		629	629	(e)(f)
Pye-Barker Fire & Safety, LLC		1st Lien Delay Draw Term Loan	8.83%	SOFR (Q)	4.50%		05/2031		2,985	2,985	(e)(g)
Registrar Intermediate, LLC		1st Lien Revolving Loan	9.55%	SOFR (M)	5.00%		08/2027		599	599	(e)(g)
Registrar Intermediate, LLC		1st Lien Term Loan	9.66%	SOFR (Q)	5.00%		08/2027		4,062	4,062	(e)(f)
Rodeo AcquisitionCo LLC		1st Lien Revolving Loan	10.16%	SOFR (Q)	5.50%		07/2027		127	127	(e)(g)
Rodeo AcquisitionCo LLC		1st Lien Term Loan	10.16%	SOFR (Q)	5.50%		07/2027		2,055	2,054	(e)
RSK Group Limited	United Kingdom	1st Lien Term Loan	10.01%	SOFR (Q)	4.94%		09/2030		£3,497	4,379	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.26% (2.50% PIK)	SONIA (Q)	7.44%		08/2028		£1,272	1,593	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.06%	EURIBOR (Q)	5.38%		09/2030		€1,061	1,099	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.51% (2.50% PIK)	SOFR (Q)	5.44%		09/2030		£13,676	17,121	(e)
RSK Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.51% (1.50% PIK)	SONIA (Q)	5.44%		09/2030		£4,779	5,983	(e)
Saturn Purchaser Corp.		1st Lien Term Loan	9.81%	SOFR (Q)	5.25%		07/2029		226	226	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Schill Landscaping and Lawn Care Services, LLC		1st Lien Revolving Loan	10.21%	SOFR (M)	5.75%		12/2027		$252	$252	(e)(g)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Term Loan	10.21%	SOFR (M)	5.75%		12/2027		2,149	2,149	(e)(f)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Delay Draw Term Loan	10.21%	SOFR (M)	5.75%		12/2027		1,488	1,488	(e)(g)
Shermco Intermediate Holdings, Inc.		1st Lien Revolving Loan	10.09%	SOFR (S)	5.00%		12/2026		1,198	1,198	(e)(g)
Shermco Intermediate Holdings, Inc.		1st Lien Term Loan	10.09%	SOFR (S)	5.00%		12/2026		30,611	30,611	(e)(f)
Shermco Intermediate Holdings, Inc.		1st Lien Delay Draw Term Loan	9.45%	SOFR (S)	5.00%		12/2026		133	133	(e)(g)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	12.55% (2.50% PIK)	SOFR (S)	7.50%		04/2027		£10,260	12,773	(e)(f)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	13.48% (2.50% PIK)	SOFR (S)	8.25%		04/2027		£507	635	(e)
SV Newco 2, Inc.		1st Lien Revolving Loan					06/2031		—	—	(e)(g)
SV Newco 2, Inc.		1st Lien Term Loan	9.26%	SOFR (Q)	4.75%		06/2031		937	937	(e)(f)
SV Newco 2, Inc.		1st Lien Delay Draw Term Loan					06/2031		—	—	(e)(g)
Systems Planning and Analysis, Inc.		1st Lien Revolving Loan					08/2027		—	—	(e)(g)
Systems Planning and Analysis, Inc.		1st Lien Term Loan	9.28%	SOFR (S)	5.00%		08/2027		4,399	4,399	(e)(f)
The Hiller Companies, LLC		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
The Hiller Companies, LLC		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		06/2030		3,796	3,796	(e)(f)
The Hiller Companies, LLC		1st Lien Delay Draw Term Loan	9.40%	SOFR (M)	5.00%		06/2030		264	264	(e)(g)
Thermostat Purchaser III, Inc.		1st Lien Revolving Loan	8.11%	SOFR (Q)	3.50%		08/2028		46	46	(e)(g)
Thermostat Purchaser III, Inc.		2nd Lien Term Loan	11.91%	SOFR (Q)	7.25%		08/2029		3,575	3,575	(e)
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
TSS Buyer, LLC		1st Lien Term Loan	10.24%	SOFR (M)	5.50%		06/2029			$258	$258	(e)
TSS Buyer, LLC		1st Lien Delay Draw Term Loan	10.24%	SOFR (Q)	5.50%		06/2029			189	189	(e)(g)
Unifi Aviation North America, LLC		1st Lien Revolving Loan	7.49%	SOFR (Q)	2.75%		09/2028			—	1	(e)(g)
Unifi Aviation North America, LLC		1st Lien Term Loan	10.06%	SOFR (Q)	5.25%		09/2028			2,016	2,016	(e)
Unifi Aviation North America, LLC		1st Lien Delay Draw Term Loan					09/2028			—	—	(e)(g)
UP Intermediate II LLC		1st Lien Revolving Loan					03/2030			—	—	(e)(g)
UP Intermediate II LLC		1st Lien Term Loan	9.58%	SOFR (Q)	5.25%		03/2031			371	371	(e)(f)
Villa Dutch Bidco B.V.	Netherlands	1st Lien Term Loan	8.52%	EURIBOR (Q)	5.25%		11/2029			€6,000	5,914
Visual Edge Technology, Inc.		1st Lien Term Loan	11.66 (1.25% PIK)%	SOFR (Q)	7.00%		12/2025			2,208	2,208	(e)
Visual Edge Technology, Inc.		1st Lien Delay Draw Term Loan					12/2025			—	—	(e)(g)
VRC Companies, LLC		1st Lien Revolving Loan					06/2027			—	—	(e)(g)
VRC Companies, LLC		1st Lien Term Loan	10.35%	SOFR (Q)	5.50%		06/2027			16,363	16,363	(e)(f)
W.S. Connelly & Co., LLC		1st Lien Revolving Loan	8.33%	SOFR (Q)	4.00%		05/2030			914	905	(e)(g)
W.S. Connelly & Co., LLC		1st Lien Term Loan	9.58%	SOFR (Q)	5.25%		05/2030			598	592	(e)(f)
W.S. Connelly & Co., LLC		1st Lien Delay Draw Term Loan	9.58%	SOFR (Q)	5.25%		05/2030			146	145	(e)(g)
Waste Services Finco Pty Ltd	Australia	1st Lien Term Loan	10.00%	SOFR (M)	5.63%		12/2027		AUD	11,142	6,896	(e)(f)
Waste Services Finco Pty Ltd	Australia	1st Lien Delay Draw Term Loan	10.34%	BBSY (S)	5.63%		12/2027		AUD	1,337	828	(e)
Xplor T1, LLC		1st Lien Term Loan	7.83%	SOFR (S)	3.50%		06/2031			3,666	3,693	(e)
Zinc Buyer Corporation		1st Lien Revolving Loan					07/2031			—	—	(e)(g)
Zinc Buyer Corporation		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		07/2031			1,658	1,642	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Zinc Buyer Corporation		1st Lien Delay Draw Term Loan					07/2031		$—	$—	(e)(g)
										450,420		10.38%
Consumer Distribution and Retail
Bamboo Purchaser, Inc.		1st Lien Revolving Loan	7.49%	SOFR (S)	2.75%		11/2026		1	1	(e)(g)
Bamboo Purchaser, Inc.		1st Lien Term Loan	10.98%	SOFR (Q)	6.50%		11/2027		3,448	3,103	(e)(f)
Bamboo Purchaser, Inc.		1st Lien Delay Draw Term Loan	10.98%	SOFR (Q)	6.50%		11/2027		813	732	(e)
BGI Purchaser, Inc.		1st Lien Revolving Loan	8.51%	SOFR (Q)	4.00%		05/2030		2,856	2,856	(e)(g)
BGI Purchaser, Inc.		1st Lien Term Loan	9.51%	SOFR (Q)	5.00%		05/2031		3,618	3,617	(e)(f)
BGI Purchaser, Inc.		1st Lien Delay Draw Term Loan					05/2031		—	—	(e)(g)
BR PJK Produce, LLC		1st Lien Term Loan	10.99%	SOFR (Q)	6.25%		11/2027		96	96	(e)(f)
BR PJK Produce, LLC		1st Lien Delay Draw Term Loan	10.71%	SOFR (Q)	6.25%		11/2027		564	564	(e)
BradyIFS Holdings, LLC		1st Lien Delay Draw Term Loan	9.40%	SOFR (Q)	5.00%		10/2029		123	123	(e)(g)
BradyPLUS Holdings, LLC		1st Lien Term Loan	9.52%	SOFR (M)	5.00%		10/2029		19,488	19,488	(e)(f)
City Line Distributors LLC		1st Lien Revolving Loan					08/2028		—	—	(e)(g)
City Line Distributors LLC		1st Lien Term Loan	10.47%	SOFR (M)	6.00%		08/2028		311	310	(e)
City Line Distributors LLC		1st Lien Delay Draw Term Loan	10.51%	SOFR (M)	6.00%		08/2028		125	125	(e)
DecoPac, Inc.		1st Lien Revolving Loan	9.86%	SOFR (M)	5.50%		05/2030		872	872	(e)(g)
DecoPac, Inc.		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		05/2030		28,070	28,071	(e)(f)
Hills Distribution, Inc.		1st Lien Revolving Loan	8.90%	SOFR (M)	4.50%		11/2029		1	1	(e)(g)
Hills Distribution, Inc.		1st Lien Term Loan	10.40%	SOFR (M)	6.00%		11/2029		529	529	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Hills Distribution, Inc.		1st Lien Delay Draw Term Loan	10.40%	SOFR (M)	6.00%		11/2029		$270	$270	(e)(g)
LJ Perimeter Buyer, Inc.		1st Lien Term Loan	11.24%	SOFR (Q)	6.50%		10/2028		3,209	3,080	(e)
LJ Perimeter Buyer, Inc.		1st Lien Delay Draw Term Loan	10.98%	SOFR (Q)	6.50%		10/2028		413	396	(e)
Marcone Yellowstone Buyer Inc.		1st Lien Term Loan	10.99%	SOFR (Q)	6.25%		06/2028		10,598	9,749	(e)(f)
Marcone Yellowstone Buyer Inc.		1st Lien Delay Draw Term Loan	10.99%	SOFR (Q)	6.25%		06/2028		3,496	3,217	(e)
Mavis Tire Express Services Topco, Corp.		1st Lien Revolving Loan	7.58%	SOFR (Q)	3.25%		05/2026		1	1	(e)(g)
Mavis Tire Express Services Topco, Corp.		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		05/2028		34,738	34,933
Mountaineer Merger Corporation		1st Lien Revolving Loan	9.33%	SOFR (Q)	5.00%		10/2027		3,885	3,822	(e)(g)
Mr. Greens Intermediate, LLC		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Mr. Greens Intermediate, LLC		1st Lien Term Loan	10.75%	SOFR (M)	6.25%		05/2029		2,285	2,285	(e)(f)
Mr. Greens Intermediate, LLC		1st Lien Delay Draw Term Loan					05/2029		—	—	(e)(g)
Phoenix YW Buyer, Inc.		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
Phoenix YW Buyer, Inc.		1st Lien Term Loan	9.33%	SOFR (M)	5.00%		05/2030		5,721	5,722	(e)(f)
Reddy Ice LLC		1st Lien Revolving Loan					04/2029		—	—	(e)(g)
Reddy Ice LLC		1st Lien Term Loan	9.34%	SOFR (S)	4.75%		04/2029		38,526	38,526	(e)(f)
Reddy Ice LLC		1st Lien Delay Draw Term Loan	9.34%	SOFR (S)	4.75%		04/2029		9,116	9,116	(e)(f)
Royal Borrower, LLC		1st Lien Revolving Loan					07/2030		—	—	(e)(g)
Royal Borrower, LLC		1st Lien Term Loan	9.77%	SOFR (M)	5.25%		07/2030		2,416	2,379	(e)(f)
Royal Borrower, LLC		1st Lien Delay Draw Term Loan					07/2030		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Saldon Holdings, Inc.		1st Lien Revolving Loan	10.46%	SOFR (M)	6.00%		03/2026			$35	$35	(e)(g)
Saldon Holdings, Inc.		1st Lien Term Loan	10.46%	SOFR (M)	6.00%		03/2026			7,985	7,985	(e)(f)
Saldon Holdings, Inc.		1st Lien Delay Draw Term Loan					03/2026			—	—	(e)(g)
SCIH Salt Holdings Inc.		1st Lien Term Loan	7.59%	SOFR (Q)	3.00%		01/2029			28,838	28,885	(f)
SFE Intermediate HoldCo LLC		1st Lien Term Loan	10.48%	SOFR (Q)	6.00%		07/2026			2,042	2,042	(e)(f)
Shur-Co Acquisition, Inc.		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		07/2030			4,311	4,311	(e)(f)
Shur-Co Acquisition, Inc.		1st Lien Term Loan	9.95%	SOFR (M)	5.50%		07/2030			1,537	1,537	(e)(f)
US Salt Investors, LLC		1st Lien Revolving Loan					07/2026			—	—	(e)(g)
US Salt Investors, LLC		1st Lien Term Loan	9.73%	SOFR (Q)	5.25%		07/2028			5,717	5,717	(e)(f)
Worldwide Produce Acquisition, LLC		1st Lien Revolving Loan					01/2029			—	—	(e)(g)
Worldwide Produce Acquisition, LLC		1st Lien Term Loan	10.50%	SOFR (Q)	6.25%		01/2029			142	137	(e)(f)
Worldwide Produce Acquisition, LLC		1st Lien Delay Draw Term Loan	10.50%	SOFR (Q)	6.25%		01/2029			51	50	(e)(f)
Wrench Group LLC		1st Lien Term Loan	8.59%	SOFR (Q)	4.00%		10/2028			23,053	22,073	(f)
ZB Holdco LLC		1st Lien Revolving Loan	9.98%	SOFR (Q)	5.50%		02/2028			382	382	(e)(g)
ZB Holdco LLC		1st Lien Term Loan	9.98%	SOFR (Q)	5.50%		02/2028			1,937	1,937	(e)(f)
ZB Holdco LLC		1st Lien Delay Draw Term Loan	9.98%	SOFR (Q)	5.50%		02/2028			1,264	1,264	(e)
ZB Holdco LLC		1st Lien Delay Draw Term Loan	10.05%	SOFR (Q)	5.50%		02/2028			192	192	(e)(g)
											250,531		5.77%
Consumer Durables and Apparel
760203 N.B. LTD.	Canada	1st Lien Revolving Loan					12/2030		CAD	—	—	(e)(g)
760203 N.B. LTD.	Canada	1st Lien Term Loan	8.80%	CDOR (S)	5.50%		12/2030		CAD	9,563	6,486	(e)(f)
Centric Brands LLC		1st Lien Term Loan	10.03%	SOFR (Q)	5.50%		08/2029			964	964	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
DRS Holdings III, Inc.		1st Lien Revolving Loan					11/2025		$—	$—	(e)(g)
DRS Holdings III, Inc.		1st Lien Term Loan	10.71%	SOFR (M)	6.25%		11/2025		13,741	13,603	(e)(f)
Rawlings Sporting Goods Company, Inc.		1st Lien Revolving Loan	8.08%	SOFR (Q)	3.75%		11/2029		2,091	2,091	(e)(g)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	9.23%	SOFR (Q)	4.75%		11/2030		6,768	6,768	(e)(f)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	10.17%	SOFR (S)	5.50%		11/2030		893	893	(e)(f)
ST Athena Global LLC		1st Lien Revolving Loan	9.77%	SOFR (Q)	5.25%		06/2029		168	165	(e)(g)
ST Athena Global LLC		1st Lien Term Loan	9.77%	SOFR (Q)	5.25%		06/2030		4,175	4,091	(e)(f)
ST Athena Global LLC		1st Lien Term Loan	9.95%	SONIA (M)	5.25%		06/2030		£1,885	2,312	(e)(f)
ST Athena Global LLC		1st Lien Delay Draw Term Loan					06/2030		—	—	(e)(g)
Varsity Brands, Inc.		1st Lien Term Loan	8.27%	SOFR (Q)	3.75%		08/2031		6,440	6,442
										43,815		1.05%
Consumer Services
Aimbridge Acquisition Co., Inc.		2nd Lien Term Loan					02/2027		4,788	958	(e)(f)(i)
American Residential Services L.L.C.		1st Lien Revolving Loan	7.96%	SOFR (M)	3.50%		07/2027		1	1	(e)(g)
American Residential Services L.L.C.		2nd Lien Term Loan	12.97%	SOFR (M)	8.50%		10/2028		863	863	(e)
Apex Service Partners, LLC		1st Lien Revolving Loan	9.51%	SOFR (Q)	5.00%		10/2029		1,449	1,449	(e)(g)
Apex Service Partners, LLC		1st Lien Term Loan	9.51%	SOFR (Q)	5.00%		10/2030		24,102	24,102	(e)
Apex Service Partners, LLC		1st Lien Delay Draw Term Loan	9.51%	SOFR (Q)	5.00%		10/2030		5,736	5,736	(e)
Apex Service Partners, LLC		1st Lien Delay Draw Term Loan	9.57%	SOFR (Q)	5.00%		10/2030		1,790	1,791	(e)(g)
ASP Dream Acquisition Co LLC		1st Lien Term Loan	8.71%	SOFR (M)	4.25%		12/2028		5,980	5,980	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Term Loan	11.61%	SOFR (Q)	6.75%		08/2028		£3,234	4,049	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Aspris Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.59%	SONIA (Q)	6.75%		08/2028			£1,406	$1,761	(e)
Aspris Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.23%	SONIA (S)	7.00%		02/2030			£571	715	(e)(g)
Bumble Bidco Limited	United Kingdom	1st Lien Term Loan	11.49% (2.00% PIK)	SOFR (Q)	6.75%		10/2030			£3,542	4,434	(e)
Bumble Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					10/2030			£—	—	(e)(g)
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	12.20%	NIBOR (Q)	7.50%		05/2025		DKK	777	100	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delay Draw Term Loan	12.20%	NIBOR (Q)	7.50%		05/2025		DKK	3,685	476	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delay Draw Term Loan	10.20%	CIBOR (Q)	7.50%		05/2025		DKK	5,882	760	(e)(f)
Clarion Home Services Group, LLC		1st Lien Revolving Loan	10.62%	SOFR (Q)	6.00%		12/2027			208	189	(e)(g)
Clarion Home Services Group, LLC		1st Lien Term Loan	12.70% (7.00% PIK)	SOFR (Q)	8.00%		12/2027			2,453	2,257	(e)(f)
Clarion Home Services Group, LLC		1st Lien Delay Draw Term Loan	11.68% (7.25% PIK)	SOFR (Q)	8.25%		12/2027			1,392	1,281	(e)
Clarion Home Services Group, LLC		1st Lien Delay Draw Term Loan	12.72% (7.25% PIK)	SOFR (Q)	8.25%		12/2027			254	233	(e)
ClubCorp Holdings, Inc.		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		09/2026			10,725	10,743	(f)
CMG HoldCo, LLC		1st Lien Revolving Loan	9.31%	SOFR (Q)	4.75%		05/2028			233	233	(e)(g)
CMG HoldCo, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		05/2028			709	709	(e)(f)
CMG HoldCo, LLC		1st Lien Delay Draw Term Loan	9.08%	SOFR (Q)	4.75%		05/2028			1,468	1,468	(e)
CMG HoldCo, LLC		1st Lien Delay Draw Term Loan	9.18%	SOFR (Q)	4.75%		05/2028			1,470	1,470	(e)(g)
CST Holding Company		1st Lien Revolving Loan					11/2028			—	—	(e)(g)
CST Holding Company		1st Lien Term Loan	9.46%	SOFR (M)	5.00%		11/2028			1,068	1,068	(e)
Davidson Hotel Company LLC		1st Lien Revolving Loan	9.36%	SOFR (M)	5.00%		10/2031			283	279	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Davidson Hotel Company LLC		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		10/2031			$3,306	$3,257	(e)(f)
Davidson Hotel Company LLC		1st Lien Delay Draw Term Loan					10/2031			—	—	(e)(g)
ECG Bidco S.A.S.	France	1st Lien Term Loan	11.45%	SOFR (Q)	6.75%		10/2028			£9,567	11,977	(e)(f)
ECG Bidco S.A.S.	France	1st Lien Term Loan	9.64%	EURIBOR (Q)	6.75%		10/2028			€6,010	6,225	(e)(f)
ECG Bidco S.A.S.	France	1st Lien Delay Draw Term Loan	9.64%	EURIBOR (Q)	6.75%		10/2028			€1,227	1,271	(e)(f)(g)
ECG Bidco S.A.S.	France	1st Lien Delay Draw Term Loan	10.14% (1.00% PIK)	EURIBOR (Q)	7.25%		02/2030			€17,736	18,372	(e)(g)
Equinox Holdings, Inc.		1st Lien Term Loan	12.58% (4.13% PIK)	SOFR (Q)	8.25%		03/2029			43,091	43,091	(e)(f)
Equinox Holdings, Inc.		2nd Lien Term Loan	16.00% PIK				06/2027			3,804	3,804	(e)
Essential Services Holding Corporation		1st Lien Revolving Loan					06/2030			—	—	(e)(g)
Essential Services Holding Corporation		1st Lien Term Loan	9.65%	SOFR (Q)	5.00%		06/2031			21,311	21,098	(e)(f)
Essential Services Holding Corporation		1st Lien Delay Draw Term Loan					06/2031			—	—	(e)(g)
Eternal Aus Bidco Pty Ltd	Australia	1st Lien Term Loan	10.72%	BBSY (Q)	6.25%		11/2029		AUD	1,834	1,136	(e)
Eternal Aus Bidco Pty Ltd	Australia	1st Lien Delay Draw Term Loan	10.73%	BBSY (Q)	6.25%		11/2029		AUD	76	47	(e)(g)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan					02/2025			€—	—	(e)(g)(h)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan	11.16%	EURIBOR (Q)	8.25%		07/2029			€2,047	2,120	(e)
Excel Fitness Holdings, Inc.		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		04/2029			756	756	(e)
Excel Fitness Holdings, Inc.		1st Lien Delay Draw Term Loan	9.83%	SOFR (Q)	5.50%		04/2029			410	410	(e)(g)
Family First Bidco Limited	United Kingdom	1st Lien Term Loan	12.50%				12/2029			£28	29	(e)
Fertitta Entertainment, LLC		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		01/2029			5,782	5,799	(f)
Fitness Ventures Holdings, Inc.		1st Lien Revolving Loan	8.36%	SOFR (M)	4.00%		08/2030			141	139	(e)(g)
Fitness Ventures Holdings, Inc.		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		08/2031			2,020	1,990	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Fitness Ventures Holdings, Inc.		1st Lien Delay Draw Term Loan	9.84%	SOFR (M)	5.50%		08/2031			$113	$112	(e)(g)
Flint Opco, LLC		1st Lien Revolving Loan					08/2029			—	—	(e)(g)
Flint Opco, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		08/2030			1,021	1,021	(e)
Flint Opco, LLC		1st Lien Delay Draw Term Loan	9.23%	SOFR (M)	4.75%		08/2030			431	431	(e)
Flint Opco, LLC		1st Lien Delay Draw Term Loan	9.12%	SOFR (M)	4.75%		08/2030			269	269	(e)(g)
GS SEER Group Borrower LLC		1st Lien Revolving Loan					04/2029			—	—	(e)(g)
GS SEER Group Borrower LLC		1st Lien Term Loan	11.08%	SOFR (Q)	6.75%		04/2030			321	321	(e)
GS SEER Group Borrower LLC		1st Lien Delay Draw Term Loan	11.08%	SOFR (Q)	6.75%		04/2030			71	71	(e)(g)
Helios Service Partners, LLC & Astra Service Partners, LLC		1st Lien Revolving Loan					03/2027			—	—	(e)(g)
Helios Service Partners, LLC & Astra Service Partners, LLC		1st Lien Term Loan	10.87%	SOFR (Q)	6.00%		03/2027			494	494	(e)
Helios Service Partners, LLC & Astra Service Partners, LLC		1st Lien Delay Draw Term Loan	9.59%	SOFR (Q)	5.00%		03/2027			806	806	(e)(g)
IFH Franchisee Holdings, LLC		1st Lien Revolving Loan	8.37%	SOFR (M)	4.00%		12/2029			1,158	1,140	(e)(g)
IFH Franchisee Holdings, LLC		1st Lien Term Loan	10.12%	SOFR (M)	5.75%		12/2029			3,898	3,840	(e)(f)
IFH Franchisee Holdings, LLC		1st Lien Delay Draw Term Loan					12/2029			—	—	(e)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Revolving Loan	12.00%	Base Rate (Q)	4.50%		12/2028			57	56	(e)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Revolving Loan					12/2028		CAD	—	—	(e)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		12/2028			3,341	3,341	(e)(f)
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Term Loan	9.87%	SOFR (M)	5.50%		12/2028			1,035	1,035	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Term Loan	9.83%	SOFR (Q)	5.50%		12/2028		$1,171	$1,171	(e)(g)
Infinity Home Services HoldCo, Inc.		1st Lien Delay Draw Term Loan	9.61%	SOFR (Q)	5.25%		12/2028		160	160	(e)(g)
IRB Holding Corp.		1st Lien Term Loan	6.86%	SOFR (M)	2.50%		12/2027		12,578	12,594	(f)
Leviathan Intermediate Holdco, LLC		1st Lien Revolving Loan					12/2027		—	—	(e)(g)
Leviathan Intermediate Holdco, LLC		1st Lien Term Loan	11.98%	SOFR (Q)	7.50%		12/2027		1,305	1,304	(e)(f)
LGDN Bidco Limited	United Kingdom	1st Lien Term Loan	13.66% (3.00% PIK)	SOFR (Q)	8.84%		12/2027		£2,175	2,723	(e)(f)
LGDN Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					12/2027		£—	—	(e)(f)(g)
Mister Car Wash Holdings, Inc.		1st Lien Term Loan	7.09%	SOFR (M)	2.75%		03/2031		8,279	8,310	(f)
Mustang Prospects Purchaser, LLC		1st Lien Revolving Loan					06/2031		—	—	(e)(g)
Mustang Prospects Purchaser, LLC		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		06/2031		1,505	1,505	(e)(f)
Mustang Prospects Purchaser, LLC		1st Lien Delay Draw Term Loan	9.33%	SOFR (Q)	5.00%		06/2031		392	392	(e)(g)
North Haven Fairway Buyer, LLC		1st Lien Revolving Loan	10.83%	SOFR (Q)	6.50%		05/2028		7	7	(e)(g)
North Haven Fairway Buyer, LLC		1st Lien Term Loan	10.83%	SOFR (Q)	6.50%		05/2028		44	44	(e)(f)
North Haven Fairway Buyer, LLC		1st Lien Delay Draw Term Loan	10.83%	SOFR (Q)	6.50%		05/2028		124	124	(e)(f)
North Haven Fairway Buyer, LLC		1st Lien Delay Draw Term Loan	11.16%	SOFR (Q)	6.50%		05/2028		72	72	(e)(f)
North Haven Fairway Buyer, LLC		1st Lien Delay Draw Term Loan	9.60%	SOFR (Q)	5.25%		05/2028		663	663	(e)(g)
Northwinds Holding, Inc.		1st Lien Revolving Loan	9.80%	SOFR (Q)	5.25%		05/2029		133	133	(e)(g)
Northwinds Holding, Inc.		1st Lien Term Loan	9.97%	SOFR (Q)	5.25%		05/2029		4,242	4,242	(e)(f)
Northwinds Holding, Inc.		1st Lien Delay Draw Term Loan	9.92%	SOFR (Q)	5.25%		05/2029		941	941	(e)(f)
Northwinds Holding, Inc.		1st Lien Delay Draw Term Loan	9.97%	SOFR (Q)	5.25%		05/2029		1,926	1,925	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
PestCo, LLC		1st Lien Revolving Loan					02/2028		$—	$—	(e)(g)
PestCo, LLC		1st Lien Term Loan	10.99%	SOFR (Q)	6.25%		02/2028		393	393	(e)
PestCo, LLC		1st Lien Term Loan	9.50%	SOFR (Q)	5.25%		02/2028		156	153	(e)(f)
PestCo, LLC		1st Lien Delay Draw Term Loan	10.99%	SOFR (Q)	6.25%		02/2028		100	100	(e)(g)
Pinnacle MEP Intermediate Holdco LLC		1st Lien Revolving Loan	9.13%	SOFR (M)	4.75%		10/2030		104	102	(e)(g)
Pinnacle MEP Intermediate Holdco LLC		1st Lien Term Loan	9.36%	SOFR (Q)	4.75%		10/2030		1,392	1,371	(e)(f)
Pinnacle MEP Intermediate Holdco LLC		1st Lien Delay Draw Term Loan	9.08%	SOFR (Q)	4.75%		10/2030		199	198	(e)(g)
Premiere Buyer, LLC		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
Premiere Buyer, LLC		1st Lien Term Loan	9.32%	SOFR (Q)	4.75%		05/2031		3,561	3,561	(e)
Premiere Buyer, LLC		1st Lien Delay Draw Term Loan					05/2031		—	—	(e)(g)
Quick Quack Car Wash Holdings, LLC		1st Lien Revolving Loan					06/2031		—	—	(e)(g)
Quick Quack Car Wash Holdings, LLC		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		06/2031		1,931	1,931	(e)(f)
Quick Quack Car Wash Holdings, LLC		1st Lien Delay Draw Term Loan	9.12%	SOFR (M)	4.75%		06/2031		43	43	(e)(g)
Radiant Intermediate Holding, LLC		1st Lien Term Loan	10.61% (3.00% PIK)	SOFR (Q)	6.00%		11/2026		497	433	(e)
Redwood Services, LLC		1st Lien Revolving Loan	10.98%	SOFR (Q)	6.50%		12/2027		106	106	(e)(g)
Redwood Services, LLC		1st Lien Term Loan	10.98%	SOFR (Q)	6.50%		12/2027		1,219	1,219	(e)(f)
Redwood Services, LLC		1st Lien Delay Draw Term Loan	10.98%	SOFR (Q)	6.50%		12/2027		6,183	6,183	(e)(f)(g)
Rust Investment Sarl	Luxembourg	1st Lien Term Loan	6.00%				11/2034		€4,191	3,735	(e)
Safe Home Security, Inc.		1st Lien Term Loan	11.70%	SOFR (M)	7.25%		03/2025		1,261	1,248	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Safe Home Security, Inc.		1st Lien Delay Draw Term Loan	11.70%	SOFR (M)	7.25%		03/2025			$100	$99	(e)
Service Logic Acquisition, Inc.		1st Lien Revolving Loan					10/2025			—	—	(e)(g)
Service Logic Acquisition, Inc.		1st Lien Term Loan	8.09%	SOFR (Q)	3.50%		10/2027			15,865	15,954
Station Casinos LLC		1st Lien Term Loan	6.38%	SOFR (M)	2.00%		03/2031			6,355	6,358	(f)
Vertex Service Partners, LLC		1st Lien Revolving Loan	10.11%	SOFR (M)	5.75%		11/2030			186	186	(e)(g)
Vertex Service Partners, LLC		1st Lien Term Loan	10.11%	SOFR (M)	5.75%		11/2030			1,036	1,036	(e)(f)
Vertex Service Partners, LLC		1st Lien Delay Draw Term Loan	10.11%	SOFR (M)	5.75%		11/2030			1,977	1,977	(e)(f)
Vertex Service Partners, LLC		1st Lien Delay Draw Term Loan	9.50%	SOFR (Q)	5.00%		11/2030			127	127	(e)(g)
Witherslack Bidco Limited	United Kingdom	1st Lien Term Loan	11.51%	SOFR (Q)	6.67%		08/2028			£5,702	7,138	(e)(f)
Witherslack Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					08/2028			£—	—	(e)(g)(h)
YE Brands Holdings, LLC		1st Lien Revolving Loan	9.08%	SOFR (Q)	4.75%		10/2027			202	202	(e)(g)
YE Brands Holdings, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		10/2027			2,178	2,178	(e)(f)
YE Brands Holdings, LLC		1st Lien Delay Draw Term Loan	9.08%	SOFR (Q)	4.75%		10/2027			261	261	(e)(g)
											300,165		6.92%
Energy
Enviva Inc.		1st Lien Term Loan	6.50%				11/2029			35,768	36,304	(e)
Enviva Inc.		1st Lien Delay Draw Term Loan					11/2029			—	—	(e)(g)
GNZ Energy Bidco Limited	New Zealand	1st Lien Delay Draw Term Loan	10.60%	BKBM (Q)	6.00%		07/2027		NZD	19,293	10,795	(e)(f)(g)
HighPeak Energy, Inc.		1st Lien Term Loan	11.98%	SOFR (Q)	7.50%		09/2026			13,982	13,982	(e)
Offen, Inc.		1st Lien Term Loan	9.47%	SOFR (M)	5.00%		06/2026			2,643	2,643	(e)(f)
Offen, Inc.		1st Lien Delay Draw Term Loan	9.47%	SOFR (M)	5.00%		06/2026			13,571	13,570	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Prairie ECI Acquiror LP		1st Lien Term Loan	8.61%	SOFR (M)	4.25%		08/2029		$7,251	$7,297	(f)
PX HoldCo3 Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.34%	SONIA (Q)	6.50%		04/2027		£2,947	3,690	(e)(f)
PX HoldCo3 Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.32%	SONIA (Q)	6.50%		04/2027		£221	276	(e)
TransMontaigne Operating Company L.P.		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		11/2028		6,946	6,997	(f)
										95,554		2.20%
Equity Real Estate Investment Trusts (REITs)
Vantage Data Centers Europe S.a r.l.	Luxembourg	1st Lien Delay Draw Term Loan	9.61%	EURIBOR (M)	6.75%		05/2029		€3,565	3,693	(e)(h)
										3,693		0.09%
Financial Services
Aduro Advisors, LLC		1st Lien Revolving Loan					07/2030		—	—	(e)(g)
Aduro Advisors, LLC		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		07/2030		2,503	2,478	(e)(f)
Aduro Advisors, LLC		1st Lien Delay Draw Term Loan					07/2030		—	—	(e)(g)
Alpha Luxco 2 Sarl	Luxembourg	1st Lien Delay Draw Term Loan	10.23% (1.25% PIK)	EURIBOR (S)	6.56%		01/2027		€1,021	1,057	(e)(f)
Antenore Bidco SpA	Italy	1st Lien Delay Draw Term Loan					11/2031		€—	—	(e)(g)
AQ Sage Buyer, LLC		1st Lien Revolving Loan	10.48%	SOFR (Q)	6.00%		01/2026		30	29	(e)(g)
AQ Sage Buyer, LLC		1st Lien Delay Draw Term Loan	10.48%	SOFR (Q)	6.00%		01/2027		253	246	(e)
Arete Bidco Limited	Jersey	1st Lien Term Loan	12.27%	SOFR (Q)	7.25%		05/2031		£2,590	3,243	(e)
Arete Bidco Limited	Jersey	1st Lien Term Loan	11.95%	SOFR (Q)	7.25%		05/2031		£907	1,135	(e)(g)
BCC Blueprint Holdings I, LLC		1st Lien Term Loan	11.25%	SOFR (Q)	6.75%		09/2027		7,377	7,377	(e)
Beacon Pointe Harmony, LLC		1st Lien Revolving Loan					12/2027		—	—	(e)(g)
Beacon Pointe Harmony, LLC		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		12/2028		5,970	5,970	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Beacon Pointe Harmony, LLC		1st Lien Delay Draw Term Loan	9.49%	SOFR (Q)	4.75%		12/2028		$4,308	$4,308	(e)(f)
Beacon Pointe Harmony, LLC		1st Lien Delay Draw Term Loan	9.20%	SOFR (S)	4.75%		12/2028		1,693	1,693	(e)(g)
BlauwTrust Holding B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.93% (4.00% PIK)	EURIBOR (Q)	7.25%		01/2029		€6,114	6,333	(e)(f)
Brokers Alliance S.L.	Spain	1st Lien Term Loan	9.22% (0.25% PIK)	EURIBOR (Q)	6.50%		04/2029		€845	875	(e)(f)
Brokers Alliance S.L.	Spain	1st Lien Term Loan	9.72%	EURIBOR (Q)	7.00%		04/2029		€1,989	2,061	(e)
Brokers Alliance S.L.	Spain	1st Lien Delay Draw Term Loan	9.22% (0.25% PIK)	EURIBOR (Q)	6.50%		04/2029		€1,539	1,594	(e)
Brokers Alliance S.L.	Spain	1st Lien Delay Draw Term Loan	9.68%	EURIBOR (Q)	7.00%		04/2029		€1,978	2,049	(e)(g)
Cezanne Bidco	France	1st Lien Term Loan	9.18%	EURIBOR (Q)	6.50%		10/2031		€5,762	5,968	(e)
Cezanne Bidco	France	1st Lien Delay Draw Term Loan	9.18%	EURIBOR (Q)	6.50%		10/2031		€1,143	1,184	(e)(g)
Cliffwater LLC		1st Lien Revolving Loan					10/2030		—	—	(e)(g)
Cliffwater LLC		1st Lien Term Loan	8.86%	SOFR (M)	4.50%		10/2030		680	680	(e)
Convera International Financial S.a r.l.	Luxembourg	1st Lien Term Loan	10.48%	SOFR (Q)	6.00%		03/2028		23,493	23,493	(e)(f)
Convera International Holdings Limited	Jersey	1st Lien Revolving Loan					03/2027		—	—	(e)(g)
Convera International Holdings Limited	Jersey	1st Lien Term Loan	10.48%	SOFR (Q)	6.00%		03/2028		4,428	4,428	(e)(f)
Edelman Financial Engines Center, LLC, The		1st Lien Term Loan	7.36%	SOFR (M)	3.00%		04/2028		12,089	12,147	(f)
Edelman Financial Engines Center, LLC, The		2nd Lien Term Loan	9.61%	SOFR (M)	5.25%		10/2028		17,500	17,621
Endeavor Bidco LLC		1st Lien Term Loan	8.58%	SOFR (Q)	4.25%		08/2029		1,069	1,048	(e)(f)
GC Waves Holdings, Inc.		1st Lien Revolving Loan					10/2030		—	—	(e)(g)
GC Waves Holdings, Inc.		1st Lien Term Loan	9.21%	SOFR (M)	4.75%		10/2030		1,878	1,878	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
GC Waves Holdings, Inc.		1st Lien Delay Draw Term Loan	9.21%	SOFR (M)	4.75%		10/2030		$1,070	$1,069	(e)(g)
GTCR Everest Borrower, LLC		1st Lien Revolving Loan					09/2029		—	—	(e)(g)
GTCR F Buyer Corp.		1st Lien Revolving Loan					09/2029		—	—	(e)(g)
GTCR F Buyer Corp.		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		09/2030		890	890	(e)
GTCR F Buyer Corp.		1st Lien Delay Draw Term Loan	9.33%	SOFR (Q)	5.00%		09/2030		191	191	(e)(g)
HighTower Holding, LLC		1st Lien Term Loan	8.07%	SOFR (Q)	3.50%		04/2028		5,438	5,458	(f)
IVC Acquisition Ltd	Canada	1st Lien Term Loan	7.60%	EURIBOR (Q)	4.75%		12/2028		€6,022	6,254
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan	11.80%	SONIA (S)	6.75%		07/2028		£6,203	7,377	(e)(f)
Jewel Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.78%	SOFR (S)	6.75%		07/2028		£3,797	4,516	(e)
Medlar Bidco Limited	Jersey	1st Lien Term Loan					12/2031		£—	—	(e)(f)(g)(h)
Medlar Bidco Limited	Jersey	1st Lien Delay Draw Term Loan					12/2031		£—	—	(e)(g)(h)
Monica Holdco (US), Inc.		1st Lien Revolving Loan					01/2026		—	—	(e)(g)
Monica Holdco (US), Inc.		1st Lien Term Loan	10.23%	SOFR (Q)	5.75%		01/2028		7,932	7,932	(e)(f)
Monica Holdco (US), Inc.		1st Lien Term Loan	10.08%	SOFR (Q)	5.75%		01/2028		2,860	2,860	(e)
Pathstone Family Office LLC		1st Lien Revolving Loan					05/2028		—	—	(e)(g)
Pathstone Family Office LLC		1st Lien Term Loan	9.46%	SOFR (M)	5.00%		05/2029		3,634	3,634	(e)(f)
Pathstone Family Office LLC		1st Lien Term Loan	9.46%	SOFR (M)	4.75%		05/2029		4,023	4,023	(e)(f)
Pathstone Family Office LLC		1st Lien Delay Draw Term Loan	9.46%	SOFR (M)	5.00%		05/2029		257	256	(e)(f)(g)
PCIA SPV-3, LLC		1st Lien Revolving Loan					08/2029		—	—	(e)(g)
PCIA SPV-3, LLC		1st Lien Term Loan	9.67%	SOFR (Q)	5.25%		08/2029		1,501	1,501	(e)
PCIA SPV-3, LLC		1st Lien Delay Draw Term Loan	9.50%	SOFR (Q)	5.25%		08/2029		263	263	(e)(g)
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
PCS Midco, Inc.		1st Lien Revolving Loan	10.08%	SOFR (Q)	5.75%		03/2030			$13	$13	(e)(g)
PCS Midco, Inc.		1st Lien Term Loan	10.08%	SOFR (Q)	5.75%		03/2030			1,020	1,020	(e)
PCS Midco, Inc.		1st Lien Delay Draw Term Loan	10.41%	SOFR (Q)	5.75%		03/2030			169	169	(e)(g)
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan	12.23%	SOFR (S)	7.00%		04/2029			£4,125	4,906	(e)(f)
Pegasus (Bidco) Limited	Jersey	1st Lien Delay Draw Term Loan	12.01%	SONIA (S)	7.00%		04/2029			£822	977	(e)
Perigon Wealth Management, LLC		1st Lien Revolving Loan					03/2031			—	—	(e)(g)
Perigon Wealth Management, LLC		1st Lien Term Loan	9.61%	SOFR (M)	5.25%		03/2031			2,016	2,016	(e)(f)
Perigon Wealth Management, LLC		1st Lien Delay Draw Term Loan	9.61%	SOFR (M)	5.25%		03/2031			312	312	(e)(g)
Plutus Bidco Limited	Jersey	1st Lien Term Loan	10.70%	SONIA (S)	6.00%		09/2028			£5,250	6,572	(e)
Plutus Bidco Limited	Jersey	1st Lien Delay Draw Term Loan	10.95%	SOFR (S)	5.75%		09/2028			£1,750	2,191	(e)
ProFund S.a r.l.	Poland	1st Lien Term Loan	8.58%	EURIBOR (S)	6.00%		12/2027			€2,164	2,242	(e)(f)
ProFund S.a r.l.	Poland	1st Lien Delay Draw Term Loan	8.58%	EURIBOR (S)	6.00%		12/2027			€90	93	(e)
ProFund S.a r.l.	Poland	1st Lien Delay Draw Term Loan	11.80%	WIBOR (S)	6.00%		12/2027		PLN	15,023	3,637	(e)
RFS Opco LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		04/2031			6,215	6,215	(e)(f)
RFS Opco LLC		1st Lien Delay Draw Term Loan					04/2031			—	—	(e)(g)
RWA Wealth Partners, LLC		1st Lien Revolving Loan					11/2030			—	—	(e)(g)
RWA Wealth Partners, LLC		1st Lien Term Loan	9.27%	SOFR (S)	4.75%		11/2030			3,129	3,098	(e)(f)
RWA Wealth Partners, LLC		1st Lien Delay Draw Term Loan	9.19%	SOFR (Q)	4.75%		11/2030			157	156	(e)(g)
Steward Partners Global Advisory, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		10/2028			385	385	(e)(f)
Steward Partners Global Advisory, LLC		1st Lien Delay Draw Term Loan	9.08%	SOFR (Q)	4.75%		10/2028			194	194	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
The Mather Group, LLC		1st Lien Revolving Loan	12.50%	Base Rate (Q)	5.00%		03/2028			$175	$175	(e)(g)
The Mather Group, LLC		1st Lien Term Loan	10.53%	SOFR (Q)	6.00%		03/2028			4,875	4,875	(e)(f)
The Mather Group, LLC		1st Lien Delay Draw Term Loan	10.53%	SOFR (Q)	6.00%		03/2028			1,956	1,956	(e)
The Ultimus Group Midco, LLC		1st Lien Revolving Loan					03/2030			—	—	(e)(g)
The Ultimus Group Midco, LLC		1st Lien Term Loan	9.68%	SOFR (Q)	5.25%		03/2031			2,987	2,987	(e)(f)
The Ultimus Group Midco, LLC		1st Lien Delay Draw Term Loan					03/2031			—	—	(e)(g)
TK Elevator Midco GmbH	Germany	1st Lien Term Loan	7.59%	EURIBOR (S)	4.00%		04/2030			€6,000	6,255
Toscafund Limited	United Kingdom	1st Lien Delay Draw Term Loan	13.01%	SONIA (S)	8.00%		04/2025			£914	1,145	(e)(f)
Trustly AB	Sweden	1st Lien Term Loan	9.30%	STIBOR (Q)	6.75%		06/2025		SEK	5,500	497	(e)
Trustly AB	Sweden	1st Lien Delay Draw Term Loan	9.30%	STIBOR (Q)	6.75%		06/2025		SEK	2,700	244	(e)
Waverly Advisors, LLC		1st Lien Revolving Loan	9.98%	SOFR (Q)	5.50%		03/2028			200	200	(e)(g)
Waverly Advisors, LLC		1st Lien Term Loan	9.98%	SOFR (Q)	5.50%		03/2028			2,010	2,010	(e)(f)
Waverly Advisors, LLC		1st Lien Delay Draw Term Loan	9.98%	SOFR (Q)	5.50%		03/2028			1,470	1,470	(e)
Waverly Advisors, LLC		1st Lien Delay Draw Term Loan	9.73%	SOFR (Q)	5.25%		03/2028			2,778	2,778	(e)(g)
Wealth Enhancement Group, LLC		1st Lien Revolving Loan					10/2028			—	—	(e)(g)
Wealth Enhancement Group, LLC		1st Lien Term Loan	9.57%	SOFR (Q)	5.00%		10/2028			3,521	3,521	(e)(f)
Wealth Enhancement Group, LLC		1st Lien Delay Draw Term Loan	9.57%	SOFR (Q)	5.00%		10/2028			12,977	12,977	(e)(f)(g)
Wealth Enhancement Group, LLC		1st Lien Delay Draw Term Loan	9.50%	SOFR (Q)	5.00%		10/2028			2,917	2,917	(e)(f)(g)
Wellington-Altus Financial Inc.	Canada	1st Lien Revolving Loan					08/2030		CAD	—	—	(e)(g)
Wellington-Altus Financial Inc.	Canada	1st Lien Term Loan	9.11%	CORRA (Q)	5.00%		08/2030		CAD	1,143	783	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Wellington-Altus Financial Inc.	Canada	1st Lien Delay Draw Term Loan					08/2030		CAD	—	$—	(e)(g)
Zelis Payments Buyer, Inc.		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		11/2031			16,000	16,040	(f)
											250,145		5.77%
Food, Beverage and Tobacco
8th Avenue Food & Provisions, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	3.75%		10/2025			9,157	8,930
8th Avenue Food & Provisions, Inc.		1st Lien Term Loan	9.22%	SOFR (M)	4.75%		10/2025			2,786	2,716
Badia Spices, LLC		1st Lien Revolving Loan					11/2030			—	—	(e)(g)
Badia Spices, LLC		1st Lien Term Loan	9.07%	SOFR (Q)	4.50%		11/2030			8,852	8,697	(e)(f)
Berner Food & Beverage, LLC		1st Lien Revolving Loan					07/2026			—	—	(e)(g)
Berner Food & Beverage, LLC		1st Lien Term Loan	10.24%	SOFR (Q)	5.50%		07/2027			2,554	2,554	(e)(f)
Berner Food & Beverage, LLC		1st Lien Term Loan	10.30%	SOFR (S)	5.50%		07/2027			218	217	(e)(f)
Chobani, LLC		1st Lien Term Loan	7.72%	SOFR (M)	3.25%		10/2027			4,149	4,178	(f)
Chobani, LLC		1st Lien Term Loan	8.11%	SOFR (M)	3.75%		10/2027			6,435	6,481	(f)
Demakes Borrower, LLC		1st Lien Term Loan	10.45%	SOFR (M)	6.00%		12/2029			949	949	(e)(f)
Demakes Borrower, LLC		1st Lien Delay Draw Term Loan					12/2029			—	—	(e)(g)
Florida Food Products, LLC		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		10/2028			36	33	(e)
Florida Food Products, LLC		2nd Lien Term Loan	12.59%	SOFR (Q)	8.00%		10/2029			7,299	6,204	(e)
Gotham Greens Holdings, PBC		1st Lien Term Loan	14.24% (2.00% PIK)	SOFR (S)	9.25%		12/2026			6,560	6,560	(e)
Gotham Greens Holdings, PBC		1st Lien Delay Draw Term Loan	14.24% (2.00% PIK)	SOFR (S)	9.25%		12/2026			8,409	8,409	(e)
KNPC Holdco, LLC		1st Lien Term Loan	10.99%	SOFR (S)	5.75%		10/2029			2,033	2,033	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	12.24%	SOFR (S)	7.00%		10/2029			485	486	(e)
KNPC Holdco, LLC		1st Lien Term Loan	11.49%	SOFR (S)	6.25%		10/2029			473	473	(e)
KNPC Holdco, LLC		1st Lien Term Loan	10.27%	SOFR (M)	5.75%		10/2029			7,340	7,120	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Quirch Foods Holdings, LLC		1st Lien Term Loan	9.64%	SOFR (Q)	5.00%		10/2027		$7,171	$6,670
RB Holdings Interco, LLC		1st Lien Revolving Loan	9.62%	SOFR (M)	5.00%		05/2028		500	490	(e)(g)
RB Holdings Interco, LLC		1st Lien Term Loan	9.62%	SOFR (M)	5.00%		05/2028		3,685	3,611	(e)(f)
Sugar PPC Buyer LLC		1st Lien Term Loan	9.70%	SOFR (M)	5.25%		10/2030		2,138	2,138	(e)
Sugar PPC Buyer LLC		1st Lien Delay Draw Term Loan	9.65%	SOFR (M)	5.25%		10/2030		594	594	(e)(g)
Supplying Demand, Inc.		1st Lien Revolving Loan					11/2027		—	—	(e)(g)
Watermill Express, LLC		1st Lien Revolving Loan	9.92%	SOFR (Q)	5.25%		07/2029		190	190	(e)(g)
Watermill Express, LLC		1st Lien Term Loan	9.73%	SOFR (Q)	5.25%		07/2029		2,782	2,782	(e)(f)
Watermill Express, LLC		1st Lien Delay Draw Term Loan	9.73%	SOFR (Q)	5.25%		07/2029		423	423	(e)
Watermill Express, LLC		1st Lien Delay Draw Term Loan	9.23%	SOFR (Q)	4.75%		07/2029		114	114	(e)(g)
										83,052		1.91%
Health Care Equipment and Services
Aerin Medical Inc.		1st Lien Term Loan					12/2030		2,012	1,992	(e)(h)
Aerin Medical Inc.		1st Lien Delay Draw Term Loan					12/2030		—	—	(e)(g)(h)
Agiliti Health, Inc.		1st Lien Term Loan	7.26%	SOFR (S)	3.00%		05/2030		10,940	10,721
Amethyst Radiotherapy Group B.V.	Netherlands	1st Lien Term Loan	8.31%	EURIBOR (Q)	5.25%		04/2031		€1,000	1,036	(e)(g)
Artivion, Inc.		1st Lien Revolving Loan	8.59%	SOFR (Q)	4.00%		01/2030		168	167	(e)(g)
Artivion, Inc.		1st Lien Term Loan	11.09%	SOFR (Q)	6.50%		01/2030		2,278	2,278	(e)(f)
Artivion, Inc.		1st Lien Delay Draw Term Loan					01/2030		—	—	(e)(g)
athenahealth Group Inc.		1st Lien Revolving Loan					02/2027		—	—	(e)(g)
athenahealth Group Inc.		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		02/2029		12,670	12,684

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Avalign Technologies, Inc.		1st Lien Revolving Loan	10.84%	SOFR (M)	6.50%		12/2028		$75	$70	(e)(g)
Avalign Technologies, Inc.		1st Lien Term Loan	11.76% (3.63% PIK)	SOFR (Q)	7.25%		12/2028		1,686	1,568	(e)(f)
Bracket Intermediate Holding Corp.		1st Lien Term Loan	8.58%	SOFR (Q)	4.25%		05/2028		14,260	14,367	(f)
CEP V I 5 UK Limited	United Kingdom	1st Lien Delay Draw Term Loan					02/2027		26,992	23,213	(e)(f)(i)
Charlotte Buyer, Inc.		1st Lien Term Loan	9.20%	SOFR (M)	4.75%		02/2028		8,477	8,521	(f)
CHPPR Midco Inc.		1st Lien Term Loan	13.08%	SOFR (Q)	8.75%		12/2029		4,010	4,010	(e)
CNT Holdings I Corp		1st Lien Term Loan	8.09%	SOFR (Q)	3.50%		11/2027		6,153	6,186	(f)
Color Intermediate, LLC		1st Lien Term Loan	9.18%	SOFR (Q)	4.75%		10/2029		1,832	1,832	(e)(f)
Comprehensive EyeCare Partners, LLC		1st Lien Revolving Loan	11.09% (2.50% PIK)	SOFR (M)	6.50%		02/2025		1	1	(e)(g)
Comprehensive EyeCare Partners, LLC		1st Lien Delay Draw Term Loan	11.09% (2.50% PIK)	SOFR (M)	6.50%		02/2025		1,692	1,608	(e)(f)(g)
Convey Health Solutions, Inc.		1st Lien Term Loan	9.68% (4.25% PIK)	SOFR (Q)	5.25%		07/2029		1,842	1,584	(e)(f)
Cradle Lux Bidco S.A.R.L.	Luxembourg	1st Lien Term Loan	8.28%	EURIBOR (S)	5.50%		11/2031		€1,959	1,988	(e)(f)
Cradle Lux Bidco S.A.R.L.	Luxembourg	1st Lien Term Loan	10.09%	SOFR (S)	5.50%		11/2031		721	707	(e)(f)
Cradle Lux Bidco S.A.R.L.	Luxembourg	1st Lien Delay Draw Term Loan					11/2031		—	—	(e)(g)
Crown CT Parent Inc.		1st Lien Revolving Loan	9.98%	SOFR (Q)	5.50%		03/2028		602	602	(e)(g)
Crown CT Parent Inc.		1st Lien Term Loan	9.98%	SOFR (Q)	5.50%		03/2029		8,090	8,090	(e)(f)
CVP Holdco, Inc.		1st Lien Revolving Loan					06/2030		—	—	(e)(g)
CVP Holdco, Inc.		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		06/2031		19,710	19,710	(e)(f)
CVP Holdco, Inc.		1st Lien Delay Draw Term Loan					06/2031		—	—	(e)(g)
Electron Bidco Inc.		1st Lien Term Loan	7.13%	SOFR (M)	2.75%		11/2028		10,899	10,931	(f)
Empower Payments Investor, LLC		1st Lien Revolving Loan					03/2030		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Empower Payments Investor, LLC		1st Lien Term Loan	8.86%	SOFR (M)	4.50%		03/2031		$474	$474	(e)(f)
Empower Payments Investor, LLC		1st Lien Delay Draw Term Loan					03/2031		—	—	(e)(g)
Envisage Dental UK Limited	United Kingdom	1st Lien Term Loan	9.74% (2.50% PIK)	SOFR (Q)	5.00%		04/2031		£2,516	3,149	(e)
Envisage Dental UK Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.45% (2.50% PIK)	SOFR (Q)	7.50%		04/2031		£1,804	2,258	(e)
Envisage Dental UK Limited	United Kingdom	1st Lien Delay Draw Term Loan					04/2031		£—	—	(e)(g)(h)
Evolent Health LLC		1st Lien Revolving Loan	8.74%	SOFR (Q)	4.00%		12/2029		2	2	(e)(g)
Evolent Health LLC		1st Lien Delay Draw Term Loan					12/2029		—	—	(e)(g)
Floss Bidco Limited	United Kingdom	1st Lien Term Loan	11.02%	SOFR (S)	6.25%		09/2026		£812	976	(e)(f)
Gainwell Acquisition Corp.		1st Lien Term Loan	8.43%	SOFR (Q)	4.00%		10/2027		8,460	8,175	(f)
Global Medical Response, Inc.		1st Lien Term Loan	9.86% (1.25% PIK)	SOFR (M)	5.50%		10/2028		35,551	35,618
Hanger, Inc.		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		10/2031		886	894
Hanger, Inc.		1st Lien Delay Draw Term Loan					10/2031		—	—	(g)
HuFriedy Group Acquisition LLC		1st Lien Revolving Loan					05/2030		—	—	(e)(g)
HuFriedy Group Acquisition LLC		1st Lien Term Loan	10.01%	SOFR (Q)	5.50%		05/2031		19,245	19,245	(e)(f)
HuFriedy Group Acquisition LLC		1st Lien Delay Draw Term Loan	9.83%	SOFR (Q)	5.50%		05/2031		3,154	3,154	(e)(g)
LifeScan Global Corporation		1st Lien Term Loan					12/2026		3,266	1,106	(i)
LifeScan Global Corporation		2nd Lien Term Loan					03/2027		5,692	—	(e)(i)
LivTech Purchaser, Inc.		1st Lien Revolving Loan					11/2031		—	—	(e)(g)
LivTech Purchaser, Inc.		1st Lien Term Loan	9.01%	SOFR (S)	4.50%		11/2031		1,290	1,277	(e)(f)
LivTech Purchaser, Inc.		1st Lien Delay Draw Term Loan					11/2031		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Mamba Purchaser, Inc.		1st Lien Term Loan	7.36%	SOFR (M)	3.00%		10/2028		$13,821	$13,873	(f)
Medline Borrower, LP		1st Lien Term Loan	6.61%	SOFR (M)	2.25%		10/2028		11,705	11,736	(f)
Medmark Services Inc		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		06/2027		1,763	1,676	(e)(f)
Medmark Services Inc		1st Lien Delay Draw Term Loan	9.59%	SOFR (Q)	5.00%		06/2027		1,508	1,433	(e)(f)
Medmark Services Inc		2nd Lien Term Loan	13.09%	SOFR (Q)	8.50%		06/2028		9,139	7,768	(e)
Medmark Services Inc		2nd Lien Delay Draw Loan	13.09%	SOFR (Q)	8.50%		06/2028		4,897	4,162	(e)
Network Bidco B.V.	Netherlands	1st Lien Term Loan	8.55%	EURIBOR (Q)	5.83%		05/2029		€5,778	5,985	(e)(f)
Network Bidco B.V.	Netherlands	1st Lien Delay Draw Term Loan	8.27%	EURIBOR (Q)	5.25%		05/2029		€870	901	(e)(g)
Next Holdco, LLC		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
Next Holdco, LLC		1st Lien Term Loan	10.27%	SOFR (Q)	5.75%		11/2030		989	988	(e)(f)
Next Holdco, LLC		1st Lien Delay Draw Term Loan					11/2030		—	—	(e)(g)
NextCare, Inc.		2nd Lien Term Loan	14.98% PIK	SOFR (Q)	10.50%		12/2025		8,150	8,150	(e)(f)
Nomi Health, Inc.		1st Lien Term Loan	12.84%	SOFR (Q)	8.25%		07/2028		3,989	3,949	(e)
Olympia Acquisition, Inc.		1st Lien Term Loan					02/2027		3,993	1,757	(e)(i)
Olympia Acquisition, Inc.		1st Lien Delay Draw Term Loan	14.00% PIK	SOFR (Q)	9.50%		02/2027		217	217	(e)(g)
Olympia Acquisition, Inc.		1st Lien Delay Draw Term Loan					02/2027		615	271	(e)(i)
OMH-HealthEdge Holdings, LLC		1st Lien Revolving Loan					10/2029		—	—	(e)(g)
OMH-HealthEdge Holdings, LLC		1st Lien Term Loan	10.25%	SOFR (Q)	6.00%		10/2029		8,041	8,041	(e)
Paragon 28, Inc.		1st Lien Revolving Loan	8.59%	SOFR (Q)	4.00%		11/2028		—	—	(e)(g)
Paragon 28, Inc.		1st Lien Term Loan	11.34%	SOFR (Q)	6.75%		11/2028		3,652	3,652	(e)
Paragon 28, Inc.		1st Lien Delay Draw Term Loan					11/2028		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Pluto Acquisition I, Inc.		1st Lien Term Loan	8.52%	SOFR (Q)	4.00%		09/2028		$21,201	$19,258	(f)
Premise Health Holding Corp.		1st Lien Revolving Loan					03/2030		—	—	(e)(g)
Premise Health Holding Corp.		1st Lien Term Loan	9.82%	SOFR (Q)	5.50%		03/2031		2,661	2,661	(e)(f)
Prime Dental Alliance B.V.	Netherlands	1st Lien Term Loan	10.18%	EURIBOR (Q)	7.50%		06/2027		€2,200	2,279	(e)(f)
Prime Dental Alliance B.V.	Netherlands	1st Lien Term Loan	10.43%	EURIBOR (Q)	7.75%		06/2027		€953	987	(e)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Term Loan	10.18%	EURIBOR (Q)	7.50%		06/2027		€1,654	1,714	(e)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delay Draw Term Loan	10.43%	EURIBOR (Q)	7.75%		06/2027		€3,183	3,297	(e)(g)
Radnet Management, Inc.		1st Lien Term Loan	6.77%	SOFR (Q)	2.25%		04/2031		8,389	8,424	(f)
Raven Acquisition Holdings, LLC		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
Raven Acquisition Holdings, LLC		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		11/2031		10,267	10,283
Raven Acquisition Holdings, LLC		1st Lien Delay Draw Term Loan					11/2031		—	—	(g)
Resonetics, LLC		1st Lien Term Loan	7.60%	SOFR (S)	3.25%		06/2031		5,325	5,353	(f)
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	12.59% (2.50% PIK)	SONIA (Q)	7.75%		12/2028		£2,933	3,671	(e)(f)
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	13.11% (10.50% PIK)	SONIA (Q)	8.25%		12/2028		£183	229	(e)(g)
Rubicone Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.59% (2.50% PIK)	SONIA (Q)	7.75%		12/2028		£1,692	2,119	(e)
Sotera Health Holdings, LLC		1st Lien Term Loan	7.84%	SOFR (Q)	3.25%		05/2031		5,037	5,040	(f)
Symplr Software Inc.		1st Lien Revolving Loan	8.34%	SOFR (Q)	3.75%		12/2027		—	—	(e)(g)
Symplr Software Inc.		1st Lien Term Loan	9.19%	SOFR (Q)	4.50%		12/2027		3,434	3,137	(f)
Symplr Software Inc.		1st Lien Term Loan	9.94%	SOFR (Q)	5.25%		12/2027		1,837	1,709	(e)(f)
Symplr Software Inc.		2nd Lien Term Loan	12.56%	SOFR (Q)	7.88%		12/2028		12,343	11,479	(e)(f)
Symplr Software Inc.		2nd Lien Term Loan	14.69% (4.00% PIK)	SOFR (Q)	10.00%		12/2028		5,621	5,508	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Tandarts Today Holding B.V.	Netherlands	1st Lien Term Loan	10.18% (1.50% PIK)	EURIBOR (Q)	7.50%		02/2028		€643	$666	(e)(f)
Tandarts Today Holding B.V.	Netherlands	1st Lien Delay Draw Term Loan	10.18% (1.50% PIK)	EURIBOR (Q)	7.50%		02/2028		€2,078	2,153	(e)(g)
Therapy Brands Holdings LLC		2nd Lien Term Loan	11.22%	SOFR (M)	6.75%		05/2029		4,334	3,901	(e)(f)
United Digestive MSO Parent, LLC		1st Lien Revolving Loan	10.14%	SOFR (Q)	5.75%		03/2029		21	21	(e)(g)
United Digestive MSO Parent, LLC		1st Lien Term Loan	10.08%	SOFR (Q)	5.75%		03/2029		3,114	3,114	(e)(f)
United Digestive MSO Parent, LLC		1st Lien Delay Draw Term Loan					03/2029		—	—	(e)(g)
Veonet Lense GmbH	Germany	1st Lien Term Loan	7.91%	EURIBOR (S)	4.75%		03/2029		€6,111	6,343
Viant Medical Holdings, Inc.		1st Lien Term Loan	8.60%	SOFR (Q)	4.00%		10/2031		7,767	7,842	(f)
Viant Medical Holdings, Inc.		1st Lien Delay Draw Term Loan	8.60%	SOFR (S)	4.00%		10/2031		857	865
VPP Intermediate Holdings, LLC		1st Lien Revolving Loan					12/2027		—	—	(e)(g)
VPP Intermediate Holdings, LLC		1st Lien Term Loan	10.21%	SOFR (M)	5.75%		12/2027		1,534	1,534	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Term Loan	10.21%	SOFR (M)	5.75%		12/2027		3,038	3,037	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delay Draw Term Loan	10.33%	SOFR (M)	5.75%		12/2027		250	250	(e)(g)
Waystar Technologies, Inc.		1st Lien Term Loan	6.59%	SOFR (S)	2.25%		10/2029		4,249	4,249	(e)(f)
WSHP FC Acquisition LLC		1st Lien Revolving Loan	11.98% (4.00% PIK)	SOFR (Q)	7.50%		03/2028		1,837	1,708	(e)(g)
WSHP FC Acquisition LLC		1st Lien Term Loan	11.98% (4.00% PIK)	SOFR (Q)	7.50%		03/2028		19,590	18,219	(e)(f)
WSHP FC Acquisition LLC		1st Lien Delay Draw Term Loan	11.98% (4.00% PIK)	SOFR (Q)	7.50%		03/2028		7,037	6,544	(e)(f)
Zelis Cost Management Buyer, Inc.		1st Lien Term Loan	7.11%	SOFR (M)	2.75%		09/2029		3,960	3,962	(f)
										436,309		10.06%
Household and Personal Products
Beacon Wellness Brands, Inc.		1st Lien Revolving Loan					12/2027		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Beacon Wellness Brands, Inc.		1st Lien Term Loan	10.71% (0.50% PIK)	SOFR (M)	6.25%		12/2027		$1,640	$1,591	(e)(f)
Foundation Consumer Brands, LLC		1st Lien Revolving Loan					10/2026		—	—	(e)(g)
Foundation Consumer Brands, LLC		1st Lien Term Loan	10.89%	SOFR (Q)	6.25%		02/2027		11,190	11,190	(e)(f)
Premier Specialties, Inc.		1st Lien Revolving Loan	11.46%	SOFR (M)	7.00%		08/2027		116	109	(e)(g)
Premier Specialties, Inc.		1st Lien Term Loan	11.46% (3.50% PIK)	SOFR (M)	7.00%		08/2027		3,094	2,908	(e)(f)
Silk Holdings III Corp.		1st Lien Revolving Loan	8.33%	SOFR (Q)	4.00%		05/2029		6,687	6,687	(e)(g)
Silk Holdings III Corp.		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		05/2029		4,914	4,914	(e)(f)
TCI Buyer LLC		1st Lien Revolving Loan					11/2030		—	—	(e)(g)
TCI Buyer LLC		1st Lien Term Loan	9.09%	SOFR (M)	4.75%		11/2030		12,651	12,461	(e)(f)
TCI Buyer LLC		1st Lien Delay Draw Term Loan					11/2030		—	—	(e)(g)
										39,860		0.92%
Insurance
Accession Risk Management Group, Inc.		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
Accession Risk Management Group, Inc.		1st Lien Term Loan	9.34%	SOFR (Q)	4.75%		11/2029		3,829	3,829	(e)(f)
Accession Risk Management Group, Inc.		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		11/2029		44	44	(e)(f)
Accession Risk Management Group, Inc.		1st Lien Delay Draw Term Loan	9.26%	SOFR (Q)	4.75%		11/2029		982	982	(e)(f)(g)
Accession Risk Management Group, Inc.		1st Lien Delay Draw Term Loan	9.34%	SOFR (Q)	4.75%		11/2029		96	96	(e)(f)
Acrisure, LLC		1st Lien Term Loan	7.11%	SOFR (M)	2.75%		02/2027		15,566	15,571	(f)
Acrisure, LLC		1st Lien Term Loan	7.36%	SOFR (M)	3.00%		11/2030		9,727	9,724	(f)
Alfred AcquiCo B.V.	Netherlands	1st Lien Term Loan	9.55%	EURIBOR (M)	6.75%		09/2029		€2,000	2,072	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
AQ Sunshine, Inc.		1st Lien Revolving Loan	9.58%	SOFR (Q)	5.25%		07/2030		$297	$294	(e)(g)
AQ Sunshine, Inc.		1st Lien Term Loan	10.33%	SOFR (S)	5.25%		07/2031		14,751	14,604	(e)(f)
AQ Sunshine, Inc.		1st Lien Delay Draw Term Loan	10.33%	SOFR (Q)	5.25%		07/2031		1,265	1,258	(e)(g)
Ardonagh Midco 3 Limited	Australia	1st Lien Term Loan	8.53%	SOFR (Q)	3.75%		02/2031		15,000	15,075	(e)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	8.39%	EURIBOR (S)	4.75%		02/2031		€9,191	9,520	(e)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	9.90%	SOFR (S)	4.75%		02/2031		18,640	18,640	(e)(f)
AssuredPartners, Inc.		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		02/2031		11,016	11,031	(f)
Broadstreet Partners, Inc.		1st Lien Term Loan	7.36%	SOFR (M)	3.00%		06/2031		9,857	9,881	(f)
Captive Resources Midco, LLC		1st Lien Revolving Loan					07/2028		—	—	(e)(g)
Captive Resources Midco, LLC		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		07/2029		2,404	2,404	(e)(f)
CFCo, LLC		1st Lien Term Loan					09/2038		3,231	—	(e)(i)
Daylight Beta Parent LLC		1st Lien Term Loan					09/2033		2,056	383	(e)(i)
Diamond Mezzanine 24 LLC		1st Lien Revolving Loan	11.50%	Base Rate (Q)	4.00%		10/2030		321	318	(e)(g)
Diamond Mezzanine 24 LLC		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		10/2030		4,361	4,317	(e)(f)
Diamond Mezzanine 24 LLC		1st Lien Delay Draw Term Loan					10/2030		—	—	(e)(g)
DOXA Insurance Holdings LLC		1st Lien Revolving Loan					12/2029		—	—	(e)(g)
DOXA Insurance Holdings LLC		1st Lien Term Loan	9.60%	SOFR (Q)	5.25%		12/2030		1,246	1,246	(e)
DOXA Insurance Holdings LLC		1st Lien Delay Draw Term Loan	9.76%	SOFR (Q)	5.25%		12/2030		1,145	1,145	(e)(g)
Foundation Risk Partners, Corp.		1st Lien Revolving Loan					10/2029		—	—	(e)(g)
Foundation Risk Partners, Corp.		1st Lien Term Loan	9.58%	SOFR (Q)	5.25%		10/2030		18,907	18,907	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Delay Draw Term Loan	9.58%	SOFR (Q)	5.25%		10/2030		20,472	20,472	(e)(f)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Galway Borrower LLC		1st Lien Revolving Loan	8.82%	SOFR (Q)	4.50%		09/2028			$96	$96	(e)(g)
Galway Borrower LLC		1st Lien Term Loan	8.83%	SOFR (S)	4.50%		09/2028			10,655	10,655	(e)(f)
Galway Borrower LLC		1st Lien Delay Draw Term Loan	8.82%	SOFR (Q)	4.50%		09/2028			24	24	(e)(g)
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	Canada	1st Lien Revolving Loan					03/2031		CAD	—	—	(e)(g)
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	Canada	1st Lien Term Loan	8.54%	CORRA (Q)	5.25%		03/2031		CAD	644	448	(e)
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	Canada	1st Lien Delay Draw Term Loan					03/2031		CAD	—	—	(e)(g)
Higginbotham Insurance Agency, Inc.		1st Lien Term Loan	8.86%	SOFR (M)	4.50%		11/2028			592	592	(e)(f)
Higginbotham Insurance Agency, Inc.		1st Lien Delay Draw Term Loan	9.11%	SOFR (M)	4.75%		11/2028			182	183	(e)(g)
High Street Buyer, Inc.		1st Lien Revolving Loan					04/2027			—	—	(e)(g)
High Street Buyer, Inc.		1st Lien Term Loan	9.58%	SOFR (Q)	5.25%		04/2028			4,639	4,639	(e)(f)
High Street Buyer, Inc.		1st Lien Delay Draw Term Loan	9.73%	SOFR (Q)	5.25%		04/2028			2,686	2,686	(e)(f)
High Street Buyer, Inc.		1st Lien Delay Draw Term Loan	9.58%	SOFR (Q)	5.25%		04/2028			25,934	25,933	(e)(f)(g)
Hub International Limited		1st Lien Term Loan	7.37%	SOFR (Q)	2.75%		06/2030			12,648	12,711	(f)
Hyperion Refinance S.a r.l.	Luxembourg	1st Lien Term Loan	7.36%	SOFR (M)	3.00%		02/2031			9,975	10,032
Inszone Mid, LLC		1st Lien Revolving Loan					11/2029			—	—	(e)(g)
Inszone Mid, LLC		1st Lien Term Loan	10.03%	SOFR (Q)	5.75%		11/2029			2,048	2,048	(e)
Inszone Mid, LLC		1st Lien Delay Draw Term Loan	10.17%	SOFR (S)	5.75%		11/2029			1,713	1,713	(e)(g)
JMG Group Investments Limited	United Kingdom	1st Lien Term Loan	12.11% (3.75% PIK)	SONIA (Q)	7.25%		12/2028			£318	398	(e)(f)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.11% (3.75% PIK)	SONIA (Q)	7.25%		12/2028			£2,755	3,449	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.26% (3.75% PIK)	SONIA (Q)	7.50%		12/2028			£3,477	$4,353	(e)
JMG Group Investments Limited	United Kingdom	1st Lien Delay Draw Term Loan	12.46% (3.75% PIK)	SONIA (Q)	7.64%		12/2028			£3,173	3,972	(e)(g)
Keystone Agency Partners LLC		1st Lien Revolving Loan	9.33%	SOFR (Q)	5.00%		05/2027			12	12	(e)(g)
Keystone Agency Partners LLC		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		05/2027			1,085	1,085	(e)(f)
Keystone Agency Partners LLC		1st Lien Delay Draw Term Loan	9.33%	SOFR (Q)	5.00%		05/2027			2,170	2,170	(e)(f)(g)
LJo Finco AB	Sweden	1st Lien Revolving Loan	9.02%	EURIBOR (Q)	6.00%		06/2030		SEK	5,954	538	(e)(g)
LJo Finco AB	Sweden	1st Lien Term Loan	8.56%	STIBOR (Q)	6.00%		09/2030		SEK	86,000	7,773	(e)
LJo Finco AB	Sweden	1st Lien Delay Draw Term Loan	8.55%	STIBOR (Q)	6.00%		09/2030		SEK	3,433	311	(e)(g)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Term Loan	14.48%	SONIA (S)	9.25%		06/2026			£1,064	1,305	(e)(f)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Delay Draw Term Loan	14.48%	SONIA (S)	9.25%		06/2026			£684	839	(e)(f)
Oakbridge Insurance Agency LLC		1st Lien Revolving Loan	10.09%	SOFR (M)	5.75%		11/2029			19	19	(e)(g)
Oakbridge Insurance Agency LLC		1st Lien Term Loan	10.23%	SOFR (M)	5.75%		11/2029			1,280	1,280	(e)
Oakbridge Insurance Agency LLC		1st Lien Delay Draw Term Loan	10.23%	SOFR (M)	5.75%		11/2029			240	240	(e)(g)
OneDigital Borrower LLC		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		07/2031			12,485	12,501
Optio Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.28%	SONIA (S)	6.25%		03/2026			£360	451	(e)(f)
Optio Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.89%	EURIBOR (S)	6.25%		03/2026			£280	350	(e)
Optio Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.58%	SONIA (S)	6.25%		03/2026			£195	244	(e)(g)
Patriot Growth Insurance Services, LLC		1st Lien Revolving Loan	9.46%	SOFR (M)	5.00%		10/2028			125	125	(e)(g)
Patriot Growth Insurance Services, LLC		1st Lien Term Loan	9.48%	SOFR (Q)	5.00%		10/2028			1,756	1,756	(e)(f)
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
People Corporation	Canada	1st Lien Revolving Loan	9.35%	CORRA (Q)	5.25%		02/2027		CAD	544	$378	(e)(g)
People Corporation	Canada	1st Lien Term Loan	9.06%	CORRA (Q)	5.25%		02/2028		CAD	7,282	5,066	(e)(f)
People Corporation	Canada	1st Lien Delay Draw Term Loan	9.06%	CORRA (Q)	5.25%		02/2028		CAD	8,456	5,883	(e)(g)
Platinum Credit Bidco Limited	Jersey	1st Lien Term Loan	11.30%	SONIA (S)	6.50%		11/2029			£27,960	35,003	(e)(f)
Platinum Credit Bidco Limited	Jersey	1st Lien Term Loan	11.45%	SONIA (S)	6.50%		11/2029			£8,917	11,163	(e)
SageSure Holdings, LLC		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		01/2030			19,960	19,961	(e)(f)
SageSure Holdings, LLC		1st Lien Delay Draw Term Loan	9.59%	SOFR (Q)	5.00%		01/2030			1,374	1,374	(e)(g)
SCM Insurance Services Inc.	Canada	1st Lien Revolving Loan					08/2026		CAD	—	—	(e)(g)
SCM Insurance Services Inc.	Canada	1st Lien Term Loan	9.57%	CORRA (Q)	6.25%		08/2026		CAD	180	125	(e)(f)
SelectQuote, Inc.		1st Lien Term Loan	13.96% (3.00% PIK)	SOFR (M)	9.50%		09/2027			5,475	4,982	(e)
Seventeen Group Limited	United Kingdom	1st Lien Term Loan	11.36%	SONIA (Q)	6.50%		07/2028			£455	569	(e)(f)
Seventeen Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.32%	SONIA (Q)	6.50%		07/2028			£436	546	(e)(g)
SG Acquisition, Inc.		1st Lien Revolving Loan					04/2030			—	—	(e)(g)
SG Acquisition, Inc.		1st Lien Term Loan	9.36%	SOFR (Q)	4.75%		04/2030			5,641	5,641	(e)(f)
SIG Parent Holdings, LLC		1st Lien Revolving Loan					08/2031			—	—	(e)(g)
SIG Parent Holdings, LLC		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		08/2031			3,781	3,743	(e)(f)
SIG Parent Holdings, LLC		1st Lien Delay Draw Term Loan	9.48%	SOFR (M)	5.00%		08/2031			48	48	(e)(g)
Spitfire Bidco Limited	United Kingdom	1st Lien Term Loan	12.21%	SOFR (Q)	7.75%		09/2029			15,056	15,056	(e)(f)
Spitfire Bidco Limited	United Kingdom	1st Lien Term Loan	11.96%	SOFR (M)	7.50%		09/2029			£668	837	(e)(g)
Spring Insurance Solutions, LLC		1st Lien Term Loan	10.98%	SOFR (Q)	6.50%		11/2025			3,392	3,121	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Spring Insurance Solutions, LLC		1st Lien Delay Draw Term Loan	10.98%	SOFR (Q)	6.50%		11/2025		$578	$532	(e)
Truist Insurance Holdings, LLC		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Truist Insurance Holdings, LLC		1st Lien Term Loan	7.08%	SOFR (Q)	2.75%		05/2031		138	138
USI, Inc.		1st Lien Term Loan	6.58%	SOFR (Q)	2.25%		11/2029		7,043	7,024	(f)
USI, Inc.		1st Lien Term Loan	6.58%	SOFR (Q)	2.25%		09/2030		15,416	15,374	(f)
World Insurance Associates, LLC		1st Lien Revolving Loan					04/2028		—	—	(e)(g)
World Insurance Associates, LLC		1st Lien Delay Draw Term Loan	10.08%	SOFR (Q)	5.75%		04/2028		1769.00	1,769	(e)(g)
										415,077		9.57%
Materials
Aruba Investments, Inc.		2nd Lien Term Loan	12.21%	SOFR (M)	7.75%		11/2028		5,200	5,068
ASP-r-pac Acquisition Co LLC		1st Lien Revolving Loan	10.47%	SOFR (M)	6.00%		12/2027		168	168	(e)(g)
ASP-r-pac Acquisition Co LLC		1st Lien Term Loan	10.85%	SOFR (Q)	6.00%		12/2027		6,073	6,073	(e)(f)
ASP-r-pac Acquisition Co LLC		1st Lien Term Loan	10.57%	SOFR (M)	6.00%		12/2027		472	472	(e)(f)
BW Holding, Inc.		1st Lien Term Loan	8.66%	SOFR (Q)	4.00%		12/2028		4,689	4,166
Flexsys Holdings, Inc.		1st Lien Term Loan	9.84%	SOFR (Q)	5.25%		11/2028		10,655	8,124
Meyer Laboratory, LLC		1st Lien Revolving Loan					02/2030		—	—	(e)(g)
Meyer Laboratory, LLC		1st Lien Term Loan	9.61%	SOFR (M)	5.25%		02/2030		658	658	(e)(f)
Meyer Laboratory, LLC		1st Lien Delay Draw Term Loan					02/2030		—	—	(e)(g)
Nelipak Holding Company		1st Lien Revolving Loan	9.86%	SOFR (M)	5.50%		03/2031		136	133	(e)(g)
Nelipak Holding Company		1st Lien Revolving Loan	8.35%	EURIBOR (M)	5.50%		03/2031		€64	65	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Nelipak Holding Company		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		03/2031		$984	$965	(e)(f)
Nelipak Holding Company		1st Lien Term Loan	8.36%	EURIBOR (M)	5.50%		03/2031		€1,886	1,914	(e)(f)
Nelipak Holding Company		1st Lien Delay Draw Term Loan					03/2031		—	—	(e)(g)
Nelipak Holding Company		1st Lien Delay Draw Term Loan					03/2031		€—	—	(e)(g)
Novipax Buyer, L.L.C.		1st Lien Term Loan	12.71% (1.00% PIK)	SOFR (M)	8.25%		12/2026		4,269	3,927	(e)(f)
Plaskolite PPC Intermediate II LLC		1st Lien Term Loan	8.78%	SOFR (Q)	4.00%		12/2025		8,182	7,903	(f)
Plaskolite PPC Intermediate II LLC		2nd Lien Term Loan	12.12%	SOFR (S)	7.25%		12/2026		2,960	2,871	(e)(f)
Polymer Solutions Group, LLC		1st Lien Term Loan	8.86%	SOFR (M)	4.50%		11/2026		639	639	(e)(f)
Precision Concepts Canada Corporation	Canada	1st Lien Term Loan	9.93%	SOFR (Q)	5.50%		04/2026		614	614	(e)(f)
Precision Concepts International LLC		1st Lien Revolving Loan	9.93%	SOFR (Q)	5.50%		04/2026		93	94	(e)(g)
Precision Concepts International LLC		1st Lien Term Loan	9.93%	SOFR (Q)	5.50%		04/2026		4,770	4,770	(e)(f)
Pregis TopCo LLC		1st Lien Term Loan	8.36%	SOFR (M)	4.00%		07/2026		16,594	16,677	(f)
Pretium PKG Holdings, Inc.		1st Lien Term Loan	9.57% (2.50% PIK)	SOFR (Q)	5.00%		10/2028		1,910	1,966	(f)
Pretium PKG Holdings, Inc.		1st Lien Term Loan	9.17%	SOFR (Q)	4.60%		10/2028		13,471	10,653
Reagent Chemical & Research, LLC		1st Lien Revolving Loan					04/2030		—	—	(e)(g)
Reagent Chemical & Research, LLC		1st Lien Term Loan	9.61%	SOFR (M)	5.25%		04/2031		2,538	2,538	(e)
Trident TPI Holdings, Inc.		1st Lien Term Loan	8.19%	SOFR (S)	3.75%		09/2028		21,328	21,488	(f)
Vobev, LLC		1st Lien Delay Draw Term Loan	13.36% PIK	SOFR (M)	9.00%		03/2025		829	829	(e)(g)
Vobev, LLC		1st Lien Revolving Loan	9.69%	SOFR (S)	5.00%		04/2028		1	1	(e)(g)
Vobev, LLC		1st Lien Term Loan					04/2028		13,007	3,902	(e)(i)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Vobev, LLC		1st Lien Delay Draw Term Loan					04/2028		$7,863	$2,359	(e)(i)
										109,037		2.51%
Media and Entertainment
3 Step Sports LLC		1st Lien Revolving Loan					10/2028		—	—	(e)(g)
3 Step Sports LLC		1st Lien Term Loan	12.33% (1.50% PIK)	SOFR (Q)	8.00%		10/2029		1,941	1,824	(e)
3 Step Sports LLC		1st Lien Delay Draw Term Loan	12.36% (1.50% PIK)	SOFR (Q)	8.00%		10/2029		220	207	(e)(g)
Aventine Intermediate LLC		1st Lien Term Loan	10.43% (3.00% PIK)	SOFR (Q)	6.00%		06/2027		2,293	2,178	(e)(f)
Aventine Intermediate LLC		1st Lien Delay Draw Term Loan	10.43% (3.00% PIK)	SOFR (Q)	6.00%		06/2027		908	862	(e)
Broadcast Music, Inc.		1st Lien Revolving Loan					02/2030		—	—	(e)(g)
Broadcast Music, Inc.		1st Lien Term Loan	10.39%	SOFR (Q)	5.75%		02/2030		2,910	2,910	(e)(f)
Creative Artists Agency, LLC		1st Lien Term Loan	7.11%	SOFR (M)	2.75%		10/2031		7,890	7,919	(f)
Fever Labs, Inc.		1st Lien Revolving Loan	11.00%				11/2028		1,114	1,114	(e)(g)
Fever Labs, Inc.		1st Lien Term Loan	11.00%				11/2028		3,815	3,816	(e)
Fever Labs, Inc.		1st Lien Delay Draw Term Loan					11/2028		—	—	(e)(g)
Global Music Rights, LLC		1st Lien Revolving Loan					12/2031		—	—	(e)(g)(h)
Global Music Rights, LLC		1st Lien Term Loan					12/2031		64,370	63,405	(e)(f)(h)
Gray Television, Inc.		1st Lien Term Loan	7.67%	SOFR (M)	3.00%		12/2028		4,002	3,689	(f)
Legends Hospitality Holding Company, LLC		1st Lien Revolving Loan	9.45%	SOFR (M)	5.00%		08/2030		60	59	(e)(g)
Legends Hospitality Holding Company, LLC		1st Lien Term Loan	10.02% (2.75% PIK)	SOFR (Q)	5.50%		08/2031		6,069	5,947	(e)
Legends Hospitality Holding Company, LLC		1st Lien Delay Draw Term Loan					08/2031		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
NEP Group, Inc.		1st Lien Term Loan	7.72%	SOFR (M)	3.25%		08/2026		$18,181	$16,527
NEP Group, Inc.		1st Lien Term Loan	10.09%	SOFR (M)	5.50%		08/2026		7,276	6,639
Production Resource Group, LLC		1st Lien Term Loan	17.29% (9.52% PIK)	SOFR (Q)	8.50%		08/2029		995	995	(e)
Production Resource Group, LLC		1st Lien Delay Draw Term Loan	12.61% (9.25% PIK)	SOFR (Q)	8.13%		08/2029		1,037	1,036	(e)
Professional Fighters League, LLC		1st Lien Term Loan	14.00% PIK				01/2026		764	764	(e)
Professional Fighters League, LLC		2nd Lien Delay Draw Loan	16.00% PIK				01/2026		7	7	(e)
Storm Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	3.75%				06/2029		€9,193	9,523	(e)
The E.W. Scripps Company		1st Lien Term Loan	7.03%	SOFR (M)	2.56%		05/2026		2,498	2,416	(f)
WideOpenWest Finance, LLC		1st Lien Term Loan	11.92%	SOFR (Q)	7.00%		12/2028		1,145	1,191	(e)(f)
WideOpenWest Finance, LLC		1st Lien Term Loan	7.92%	SOFR (S)	3.00%		12/2028		1,687	1,511	(f)
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC)		1st Lien Term Loan	7.22%	SOFR (M)	2.75%		05/2025		22,876	22,904	(f)
WRE Sports Investments LLC		1st Lien Term Loan	11.00% (5.50% PIK)				07/2031		7,052	6,911	(e)
WRE Sports Investments LLC		1st Lien Delay Draw Term Loan	11.00%				07/2031		98	96	(e)(g)
										164,450		3.79%
Pharmaceuticals, Biotechnology and Life Sciences
ADMA Biologics, Inc.		1st Lien Revolving Loan	8.34%	SOFR (Q)	3.75%		12/2027		1	1	(e)(g)
ADMA Biologics, Inc.		1st Lien Term Loan	10.85%	SOFR (Q)	6.50%		12/2027		468	468	(e)(f)
AI Sirona (Luxembourg) Acquisition S.a.r.l.	Luxembourg	1st Lien Term Loan	6.36%	EURIBOR (M)	3.50%		09/2028		€7,000	7,268
Alcami Corporation		1st Lien Revolving Loan	11.44%	SOFR (M)	7.00%		12/2028		2	2	(e)(g)
Alcami Corporation		1st Lien Term Loan	11.66%	SOFR (Q)	7.00%		12/2028		201	201	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Alcami Corporation		1st Lien Delay Draw Term Loan	11.55%	SOFR (M)	7.00%		12/2028		$15	$15	(e)
ASPIRE BIDCO LIMITED	Jersey	1st Lien Term Loan	11.41% (2.00% PIK)	SOFR (Q)	6.59%		09/2028		£7,777	9,736	(e)(f)
ASPIRE BIDCO LIMITED	Jersey	1st Lien Delay Draw Term Loan	11.41% (2.00% PIK)	SOFR (Q)	6.59%		09/2028		£647	810	(e)(g)
Bamboo US BidCo LLC		1st Lien Revolving Loan					10/2029		—	—	(e)(g)
Bamboo US BidCo LLC		1st Lien Term Loan	9.77%	SOFR (Q)	5.25%		09/2030		2,667	2,667	(e)
Bamboo US BidCo LLC		1st Lien Term Loan	8.25%	EURIBOR (Q)	5.25%		09/2030		€2,136	2,213	(e)
Bamboo US BidCo LLC		1st Lien Delay Draw Term Loan	9.77%	SOFR (Q)	5.25%		09/2030		240	240	(e)(g)
Cambrex Corporation		1st Lien Term Loan	7.96%	SOFR (M)	3.50%		12/2026		15,203	15,181	(f)
Cheplapharm Arzneimittel GmbH	Germany	1st Lien Term Loan	7.18%	EURIBOR (Q)	4.00%		02/2029		€6,875	6,822
Cobalt Buyer Sub, Inc.		1st Lien Revolving Loan	9.86%	SOFR (M)	5.50%		10/2027		119	120	(e)(g)
Cobalt Buyer Sub, Inc.		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		10/2028		10,775	10,774	(e)(f)
Cobalt Buyer Sub, Inc.		1st Lien Delay Draw Term Loan	9.86%	SOFR (M)	5.50%		10/2028		2,416	2,416	(e)(f)(g)
Creek Parent, Inc.		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
Creek Parent, Inc.		1st Lien Term Loan	9.63%	SOFR (S)	5.25%		12/2031		42,129	41,392	(e)(f)
CROSSCO (1469) LIMITED	United Kingdom	1st Lien Term Loan	10.95%	SOFR (S)	6.25%		12/2030		£1,935	2,423	(e)
CROSSCO (1469) LIMITED	United Kingdom	1st Lien Delay Draw Term Loan					12/2030		£—	—	(e)(g)
Curia Global, Inc.		1st Lien Term Loan	8.44%	SOFR (Q)	3.75%		08/2026		24,634	23,469
Da Vinci Purchaser Corp.		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		01/2027		11,484	11,521	(f)
Grifols Worldwide Operations USA, Inc.		1st Lien Term Loan	6.74%	SOFR (Q)	2.00%		11/2027		4,731	4,706	(f)
Gula Buyer Inc.		1st Lien Term Loan	9.55%	SOFR (M)	5.00%		10/2031		7,984	7,884	(e)(f)
IGEA BIDCO S.P.A	Italy	1st Lien Delay Draw Term Loan					09/2030		€—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolving Loan	10.75%	SOFR (Q)	6.00%		11/2026		$182	$168	(e)(g)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolving Loan	10.44%	SOFR (M)	6.00%		11/2026		5	4	(e)(g)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Term Loan	10.75% (1.00% PIK)	SOFR (Q)	6.00%		11/2026		2,188	2,013	(e)(f)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Delay Draw Term Loan	10.75% (1.00% PIK)	SOFR (Q)	6.00%		11/2026		616	567	(e)(f)
North American Science Associates, LLC		1st Lien Revolving Loan	9.05%	SOFR (Q)	4.50%		03/2027		2,499	2,399	(e)(g)
North American Science Associates, LLC		1st Lien Term Loan	10.50%	SOFR (Q)	6.00%		09/2027		11,515	11,055	(e)(f)
North American Science Associates, LLC		1st Lien Delay Draw Term Loan	10.50%	SOFR (Q)	6.00%		09/2027		1,868	1,793	(e)(f)
Packaging Coordinators Midco, Inc.		1st Lien Term Loan	7.84%	SOFR (Q)	3.25%		11/2027		14,643	14,694	(f)
Solar Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.43%	EURIBOR (Q)	5.75%		11/2029		£2,226	2,787	(e)(g)
Verista, Inc.		1st Lien Revolving Loan	10.61%	SOFR (Q)	6.00%		02/2027		167	157	(e)(g)
Verista, Inc.		1st Lien Term Loan	11.11% (0.50% PIK)	SOFR (Q)	6.50%		02/2027		8,836	8,306	(e)(f)
Verista, Inc.		1st Lien Delay Draw Term Loan	11.09% (0.50% PIK)	SOFR (Q)	6.50%		02/2027		1819	1,710	(e)
WCI-BXC Purchaser, LLC		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
WCI-BXC Purchaser, LLC		1st Lien Term Loan	10.78%	SOFR (Q)	6.25%		11/2030		760	760	(e)
										196,742		4.53%
Real Estate Management and Development
285 Mezz LLC		1st Lien Delay Draw Term Loan					12/2025		4,972	3,257	(e)(i)
285 Schermerhorn LLC		1st Lien Delay Draw Term Loan					12/2025		6,648	4,356	(e)(i)
Odevo AB	Sweden	1st Lien Term Loan	8.37%	EURIBOR (Q)	5.50%		12/2030		€2,829	2,930	(e)(g)
Odevo AB	Sweden	1st Lien Term Loan	10.20%	SONIA (Q)	5.50%		12/2030		£9,498	11,890	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Odevo AB	Sweden	1st Lien Term Loan	8.06%	STIBOR (S)	5.50%		12/2030		SEK	78,160	$7,065	(e)(f)
Odevo AB	Sweden	1st Lien Term Loan	9.89%	SOFR (S)	5.50%		12/2030			8,731	8,732	(e)
											38,230		0.88%
Software and Services
Access CIG, LLC		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		08/2028			18,065	18,223	(f)
ACTFY Buyer, Inc.		1st Lien Revolving Loan					05/2030			—	—	(e)(g)
ACTFY Buyer, Inc.		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		05/2031			1,506	1,506	(e)
ACTFY Buyer, Inc.		1st Lien Delay Draw Term Loan					05/2031			—	—	(e)(g)
Activate holdings (US) Corp.		1st Lien Revolving Loan					07/2029			—	—	(e)(g)
Activate holdings (US) Corp.		1st Lien Term Loan	9.58%	SOFR (Q)	5.25%		07/2030			13,307	13,307	(e)(f)
AI Titan Parent, Inc.		1st Lien Revolving Loan					08/2031			—	—	(e)(g)
AI Titan Parent, Inc.		1st Lien Term Loan	9.11%	SOFR (M)	4.75%		08/2031			8,946	8,856	(e)(f)
AI Titan Parent, Inc.		1st Lien Delay Draw Term Loan					08/2031			—	—	(e)(g)
Anaplan, Inc.		1st Lien Revolving Loan					06/2028			—	—	(e)(g)
Anaplan, Inc.		1st Lien Term Loan	9.58%	SOFR (Q)	5.25%		06/2029			7,127	7,127	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Revolving Loan					08/2031			—	—	(e)(g)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	7.43%	EURIBOR (S)	4.75%		08/2031			€1,471	1,524	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	9.41%	SOFR (Q)	4.75%		08/2031			5,341	5,341	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Delay Draw Term Loan	9.27%	SOFR (S)	4.75%		08/2031			321	321	(e)(f)(g)
APG Intermediate Holdings Corporation		1st Lien Revolving Loan	9.94%	SOFR (M)	5.25%		01/2025			—	—	(e)(g)
APG Intermediate Holdings Corporation		1st Lien Term Loan	9.75%	SOFR (Q)	5.25%		01/2025			967	967	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
APG Intermediate Holdings Corporation		1st Lien Delay Draw Term Loan	9.94%	SOFR (M)	5.25%		01/2025		$58	$58	(e)
Aptean, Inc.		1st Lien Revolving Loan					01/2031		—	—	(e)(g)
Aptean, Inc.		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		01/2031		2,522	2,522	(e)
Aptean, Inc.		1st Lien Delay Draw Term Loan	9.32%	SOFR (Q)	5.00%		01/2031		41	41	(e)(g)
Artifact Bidco, Inc.		1st Lien Revolving Loan					07/2030		—	—	(e)(g)
Artifact Bidco, Inc.		1st Lien Term Loan	8.83%	SOFR (Q)	4.50%		07/2031		1,154	1,154	(e)(f)
Artifact Bidco, Inc.		1st Lien Delay Draw Term Loan					07/2031		—	—	(e)(g)
Asurion, LLC		1st Lien Term Loan	7.72%	SOFR (M)	3.25%		12/2026		6,365	6,359	(f)
Asurion, LLC		1st Lien Term Loan	7.72%	SOFR (M)	3.25%		07/2027		3,478	3,466	(f)
Asurion, LLC		2nd Lien Term Loan	9.72%	SOFR (M)	5.25%		01/2029		5,000	4,814
Avaya Inc.		1st Lien Term Loan	11.86% (7.00% PIK)	SOFR (M)	7.50%		08/2028		7,842	6,619
Bamboo Health Holdings, LLC		1st Lien Revolving Loan					05/2027		—	—	(e)(g)
Bamboo Health Holdings, LLC		1st Lien Term Loan	12.08%	SOFR (S)	7.00%		05/2027		2,847	2,847	(e)
Banyan Software Holdings, LLC		1st Lien Revolving Loan	9.86%	SOFR (M)	5.50%		10/2026		1	1	(e)(g)
Banyan Software Holdings, LLC		1st Lien Term Loan	11.46%	SOFR (M)	7.00%		10/2026		3,449	3,448	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delay Draw Term Loan	11.46%	SOFR (M)	7.00%		10/2026		5,002	5,003	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delay Draw Term Loan	11.71%	SOFR (M)	7.25%		10/2026		246	246	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delay Draw Term Loan	10.61%	SOFR (M)	6.25%		10/2026		1,714	1,714	(e)(g)
BCPE Pequod Buyer, Inc.		1st Lien Revolving Loan					11/2029		—	—	(e)(g)
BCPE Pequod Buyer, Inc.		1st Lien Term Loan					11/2031		10,452	10,528	(h)
BCTO IGNITION PURCHASER, INC.		1st Lien Term Loan	13.63% PIK	SOFR (Q)	9.00%		10/2030		983	983	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
BigHand UK Bidco Limited	United Kingdom	1st Lien Term Loan	10.62%	SOFR (Q)	6.31%		06/2030			$1,048	$1,048	(e)
BigHand UK Bidco Limited	United Kingdom	1st Lien Term Loan	11.01%	SONIA (Q)	6.31%		06/2030			£781	978	(e)
Bizzdesign Holding B.V.	Netherlands	1st Lien Term Loan	9.18%	EURIBOR (Q)	6.50%		10/2031			€1,000	1,036	(e)
Bizzdesign Holding B.V.	Netherlands	1st Lien Term Loan	7.00%	EURIBOR (Q)	6.50%		10/2031			€1,750	1,813	(e)
Bobcat Purchaser, LLC		1st Lien Revolving Loan					06/2030			—	—	(e)(g)
Bobcat Purchaser, LLC		1st Lien Term Loan	9.07%	SOFR (Q)	4.75%		06/2030			2,925	2,925	(e)(f)
Bobcat Purchaser, LLC		1st Lien Delay Draw Term Loan	9.07%	SOFR (Q)	4.75%		06/2030			992	991	(e)(f)
Boost Newco Borrower, LLC		1st Lien Term Loan	6.83%	SOFR (Q)	2.50%		01/2031			15,461	15,522	(f)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Revolving Loan					05/2028			—	—	(e)(g)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Term Loan	9.61%	SOFR (M)	5.25%		05/2029			17,802	17,802	(e)(f)
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC		1st Lien Term Loan	10.11%	SOFR (M)	5.75%		05/2029			726	726	(e)
Businessolver.com, Inc.		1st Lien Term Loan	9.93%	SOFR (Q)	5.50%		12/2027			4,185	4,185	(e)(f)
Businessolver.com, Inc.		1st Lien Delay Draw Term Loan	9.93%	SOFR (Q)	5.50%		12/2027			147	147	(e)(g)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	9.11%	EURIBOR (M)	6.25%		10/2030		DKK	74,083	10,290	(e)
Capnor Connery Bidco A/S	Denmark	1st Lien Delay Draw Term Loan	9.11%	EURIBOR (M)	6.25%		10/2030		DKK	70,637	9,812	(e)(g)
Cardinal Parent, Inc.		1st Lien Revolving Loan					11/2025			—	—	(e)(g)
Cardinal Parent, Inc.		1st Lien Term Loan	8.98%	SOFR (Q)	4.50%		11/2027			3,324	3,175
Cardinal Parent, Inc.		2nd Lien Term Loan	12.23%	SOFR (Q)	7.75%		11/2028			9,269	8,898	(e)(f)
CBTS BORROWER, LLC		1st Lien Term Loan	12.50%	SOFR (Q)	8.00%		12/2030			7,500	7,125	(e)
CBTS BORROWER, LLC		1st Lien Delay Draw Term Loan					12/2030			—	—	(e)(g)
CC Globe Holding II A/S	Denmark	1st Lien Term Loan					03/2028		DKK	19,796	2,282	(e)(f)(g)(i)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
CC Globe Holding II A/S	Denmark	1st Lien Term Loan	10.16%	CIBOR (Q)	7.50%		03/2028		DKK	18,316	$2,112	(e)
CC Globe Holding II A/S	Denmark	1st Lien Delay Draw Term Loan					03/2028		DKK	11,149	1,285	(e)(i)
CentralSquare Technologies, LLC		1st Lien Revolving Loan					04/2030			—	—	(e)(g)
CentralSquare Technologies, LLC		1st Lien Term Loan	10.63% (3.50% PIK)	SOFR (M)	6.25%		04/2030			30,594	30,594	(e)(f)
Cloud Software Group, Inc.		1st Lien Revolving Loan					09/2029			—	—	(e)(g)
Cloud Software Group, Inc.		1st Lien Term Loan	7.82%	SOFR (Q)	3.50%		03/2029			43,715	43,716	(f)
Cloud Software Group, Inc.		1st Lien Term Loan	8.08%	SOFR (Q)	3.75%		03/2031			25,595	25,650	(f)
Compusoft US LLC		1st Lien Term Loan	10.23%	SOFR (Q)	5.75%		05/2028			2,529	2,529	(e)
Confirmasoft AB	Sweden	1st Lien Delay Draw Term Loan	9.29%	STIBOR (Q)	6.75%		06/2027			€1,505	1,559	(e)(g)
Confirmasoft AB	Sweden	1st Lien Delay Draw Term Loan	9.63%	EURIBOR (Q)	6.75%		06/2027			€1,995	2,066	(e)(f)
Confirmasoft AB	Sweden	1st Lien Delay Draw Term Loan	10.16%	EURIBOR (Q)	7.00%		06/2027			€1,467	1,520	(e)(g)
Conservice Midco, LLC		1st Lien Term Loan	7.86%	SOFR (M)	3.50%		05/2027			5,556	5,591	(f)
Conservice Midco, LLC		2nd Lien Term Loan	9.61%	SOFR (M)	5.25%		05/2028			13,073	13,073	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Revolving Loan	10.23%	SOFR (Q)	5.75%		05/2028			1	1	(e)(g)
Consilio Midco Limited	United Kingdom	1st Lien Revolving Loan	8.97%	EURIBOR (Q)	6.25%		05/2028			96	97	(e)(g)
Consilio Midco Limited	United Kingdom	1st Lien Revolving Loan	9.83%	SOFR (Q)	5.50%		05/2028			503	503	(e)(g)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	10.23%	SOFR (Q)	5.75%		05/2028			6,651	6,651	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	8.97%	EURIBOR (Q)	6.25%		05/2028			€1,963	2,034	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Delay Draw Term Loan	8.97%	EURIBOR (Q)	6.25%		05/2028			€310	321	(e)
Consilio Midco Limited	United Kingdom	1st Lien Delay Draw Term Loan	10.23%	SOFR (Q)	5.75%		05/2028			1,667	1,667	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Consilio Midco Limited	United Kingdom	1st Lien Delay Draw Term Loan	9.83%	SOFR (Q)	5.50%		05/2028		$807	$807	(e)(g)
Cority Software (USA) Inc.		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		07/2026		524	524	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	9.06%	SOFR (Q)	4.75%		07/2026		1,060	1,060	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	11.59%	SOFR (Q)	7.00%		07/2026		135	135	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	10.34%	SOFR (Q)	5.75%		07/2026		894	894	(e)
Cority Software Inc.	Canada	1st Lien Revolving Loan					07/2026		—	—	(e)(g)
Cority Software Inc.	Canada	1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		07/2026		1,684	1,684	(e)(f)
Cority Software Inc.	Canada	1st Lien Term Loan	9.06%	SOFR (Q)	4.75%		07/2026		126	126	(e)(f)
Cority Software Inc.	Canada	1st Lien Term Loan	9.27%	SOFR (Q)	4.75%		07/2026		403	403	(e)(f)
Cornerstone OnDemand, Inc.		1st Lien Revolving Loan	7.71%	SOFR (M)	3.25%		10/2026		25	22	(e)(g)
Cornerstone OnDemand, Inc.		1st Lien Term Loan	8.22%	SOFR (M)	3.75%		10/2028		369	323
Cornerstone OnDemand, Inc.		2nd Lien Term Loan	10.97%	SOFR (M)	6.50%		10/2029		17,522	15,419	(e)(f)
Coupa Holdings, LLC		1st Lien Revolving Loan					02/2029		—	—	(e)(g)
Coupa Holdings, LLC		1st Lien Term Loan	10.09%	SOFR (Q)	5.50%		02/2030		227	227	(e)
Coupa Holdings, LLC		1st Lien Delay Draw Term Loan					02/2030		—	—	(e)(g)
Databricks, Inc.		1st Lien Term Loan					12/2030		818	814	(e)(h)
Databricks, Inc.		1st Lien Delay Draw Term Loan					12/2030		1	2	(e)(g)(h)
Datix Bidco Limited	United Kingdom	1st Lien Revolving Loan	10.20%	SONIA (M)	5.50%		10/2030		180	180	(e)(g)
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	9.93%	SOFR (S)	5.50%		04/2031		5,965	5,965	(e)
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	10.20%	SONIA (S)	5.50%		04/2031		£3,289	4,118	(e)
Datix Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					04/2031		—	—	(e)(g)
DCert Buyer, Inc.		1st Lien Term Loan	8.36%	SOFR (M)	4.00%		10/2026		10,704	10,256	(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
DCert Buyer, Inc.		2nd Lien Term Loan	11.36%	SOFR (M)	7.00%		02/2029		$5,691	$4,894	(e)(f)
Denali Holdco LLC		1st Lien Revolving Loan					09/2028		—	—	(e)(g)
Denali Holdco LLC		1st Lien Term Loan	9.63%	SOFR (M)	5.25%		09/2028		6,834	6,834	(e)(f)
Denali Holdco LLC		1st Lien Delay Draw Term Loan					09/2028		—	—	(e)(g)
Diligent Corporation		1st Lien Revolving Loan					08/2030		—	—	(e)(g)
Diligent Corporation		1st Lien Term Loan	10.09%	SOFR (S)	5.00%		08/2030		8,174	8,174	(e)(f)
Diligent Corporation		1st Lien Delay Draw Term Loan					08/2030		—	—	(e)(g)
Doxim Inc.		1st Lien Term Loan	12.46%	SOFR (M)	8.00%		05/2026		6,106	6,106	(e)(f)
Doxim Inc.		1st Lien Term Loan	11.46%	SOFR (M)	7.00%		05/2026		803	803	(e)(f)
Doxim Inc.		1st Lien Term Loan	11.21%	SOFR (M)	6.75%		05/2026		3,319	3,319	(e)(f)
Doxim Inc.		1st Lien Term Loan	10.86%	SOFR (M)	6.40%		05/2026		710	710	(e)(f)
Doxim Inc.		1st Lien Delay Draw Term Loan	10.86%	SOFR (M)	6.40%		05/2026		325	325	(e)
Drivecentric Holdings, LLC		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
Drivecentric Holdings, LLC		1st Lien Term Loan	9.27%	SOFR (Q)	4.75%		08/2031		3,672	3,635	(e)(f)
Echo Purchaser, Inc.		1st Lien Revolving Loan	12.00%	Base Rate (Q)	4.50%		11/2029		145	145	(e)(g)
Echo Purchaser, Inc.		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		11/2029		1,826	1,826	(e)
Echo Purchaser, Inc.		1st Lien Delay Draw Term Loan					11/2029		—	—	(e)(g)
Eclipse Buyer, Inc.		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Eclipse Buyer, Inc.		1st Lien Term Loan	9.26%	SOFR (M)	4.75%		09/2031		45,019	44,569	(e)(f)
Eclipse Buyer, Inc.		1st Lien Delay Draw Term Loan					09/2031		—	—	(e)(g)
Edmunds GovTech, Inc.		1st Lien Revolving Loan	8.33%	SOFR (Q)	4.00%		02/2030		32	32	(e)(g)
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Edmunds GovTech, Inc.		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		02/2031		$333	$333	(e)
Edmunds GovTech, Inc.		1st Lien Delay Draw Term Loan					02/2031		—	—	(e)(g)
Elemica Parent, Inc.		1st Lien Revolving Loan	10.14%	SOFR (Q)	5.50%		09/2026		1,358	1,344	(e)(g)
Elemica Parent, Inc.		1st Lien Term Loan	10.28%	SOFR (Q)	5.50%		09/2026		2,741	2,714	(e)(f)
Elemica Parent, Inc.		1st Lien Term Loan	10.31%	SOFR (Q)	5.50%		09/2026		846	837	(e)(f)
Elemica Parent, Inc.		1st Lien Term Loan	10.14%	SOFR (Q)	5.50%		09/2026		1,338	1,324	(e)(f)
Elemica Parent, Inc.		1st Lien Delay Draw Term Loan	10.31%	SOFR (Q)	5.50%		09/2026		538	532	(e)(f)
Elemica Parent, Inc.		1st Lien Delay Draw Term Loan	10.17%	SOFR (Q)	5.50%		09/2026		2,192	2,170	(e)(f)
Ellucian Holdings Inc.		1st Lien Term Loan	7.36%	SOFR (M)	3.00%		10/2029		9,852	9,909	(f)
Enigma Acquisition B.V.	Netherlands	1st Lien Delay Draw Term Loan	10.91% (2.50% PIK)	EURIBOR (S)	7.75%		01/2028		€4,398	4,556	(e)(f)
Ensono, Inc.		1st Lien Term Loan	8.47%	SOFR (M)	4.00%		05/2028		23,338	23,305	(f)
Enverus Holdings, Inc.		1st Lien Revolving Loan	9.86%	SOFR (M)	5.50%		12/2029		31	31	(e)(g)
Enverus Holdings, Inc.		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		12/2029		8,696	8,696	(e)(f)
Enverus Holdings, Inc.		1st Lien Delay Draw Term Loan					12/2029		—	—	(e)(g)
Epicor Software Corporation		1st Lien Term Loan	7.82%	SOFR (Q)	3.25%		05/2031		16,076	16,178	(f)
eResearch Technology, Inc.		1st Lien Term Loan	8.36%	SOFR (M)	4.00%		02/2027		9,309	9,358	(f)
eResearch Technology, Inc.		2nd Lien Term Loan	12.46%	SOFR (M)	8.00%		02/2028		11,166	11,166	(e)(f)
eResearch Technology, Inc.		2nd Lien Delay Draw Loan	12.44%	SOFR (M)	8.00%		02/2028		672	672	(e)
ESHA Research, LLC		1st Lien Revolving Loan	10.05%	SOFR (S)	5.50%		06/2028		65	65	(e)(g)
ESHA Research, LLC		1st Lien Term Loan	10.05%	SOFR (Q)	5.50%		06/2028		475	475	(e)(f)
ExtraHop Networks, Inc.		1st Lien Revolving Loan					07/2027		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
ExtraHop Networks, Inc.		1st Lien Term Loan	11.96%	SOFR (M)	7.50%		07/2027			$2,000	$2,000	(e)
ExtraHop Networks, Inc.		1st Lien Delay Draw Term Loan	11.96%	SOFR (M)	7.50%		07/2027			918	918	(e)(g)
Finastra USA, Inc.		1st Lien Revolving Loan					09/2029			—	—	(e)(g)
Finastra USA, Inc.		1st Lien Term Loan	11.65%	SOFR (Q)	7.25%		09/2029			18,766	18,766	(e)(f)
Flash Charm, Inc.		1st Lien Term Loan	8.07%	SOFR (Q)	3.50%		03/2028			7,864	7,708	(f)
Flexential Topco Corporation		1st Lien Revolving Loan	12.00% PIK				08/2027			3,000	3,000	(e)(g)
Gilfoyle Bidco AB	Sweden	1st Lien Term Loan					09/2028		SEK	68,055	5,918	(e)(i)
Gilfoyle Bidco AB	Sweden	1st Lien Delay Draw Term Loan					09/2028		SEK	11,557	1,005	(e)(i)
Granite France Bidco SAS	France	1st Lien Term Loan	7.84%	EURIBOR (Q)	5.00%		10/2028			€5,670	5,839
GraphPAD Software, LLC		1st Lien Revolving Loan					06/2031			—	—	(e)(g)
GraphPAD Software, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		06/2031			17,502	17,502	(e)(f)
GraphPAD Software, LLC		1st Lien Delay Draw Term Loan	9.08%	SOFR (Q)	4.75%		06/2031			438	438	(e)(g)
Guidepoint Security Holdings, LLC		1st Lien Revolving Loan					10/2029			—	—	(e)(g)
Guidepoint Security Holdings, LLC		1st Lien Term Loan	10.36%	SOFR (M)	6.00%		10/2029			1,534	1,528	(e)(f)
Guidepoint Security Holdings, LLC		1st Lien Delay Draw Term Loan					10/2029			—	—	(e)(g)
Hakken Bidco B.V.	Netherlands	1st Lien Term Loan	10.90%	EURIBOR (S)	7.25%		07/2030			€3,060	3,170	(e)
Hakken Bidco B.V.	Netherlands	1st Lien Delay Draw Term Loan	9.86%	EURIBOR (S)	7.25%		07/2030			€596	617	(e)(g)
Heavy Construction Systems Specialists, LLC		1st Lien Revolving Loan					11/2027			—	—	(e)(g)
Heavy Construction Systems Specialists, LLC		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		11/2028			4,074	4,074	(e)(f)
Heavy Construction Systems Specialists, LLC		1st Lien Term Loan	9.58%	SOFR (M)	5.25%		11/2028			2,924	2,924	(e)(f)
Help/Systems Holdings, Inc.		1st Lien Term Loan	8.69%	SOFR (Q)	4.00%		11/2026			15,566	13,674	(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Hyland Software, Inc.		1st Lien Revolving Loan					09/2029		$—	$—	(e)(g)
Hyland Software, Inc.		1st Lien Term Loan	10.36%	SOFR (M)	6.00%		09/2030		9,586	9,586	(e)(f)
Icefall Parent, Inc.		1st Lien Revolving Loan					01/2030		—	—	(e)(g)
Icefall Parent, Inc.		1st Lien Term Loan	10.86%	SOFR (M)	6.50%		01/2030		2,328	2,328	(e)(f)
Idemia Group S.A.S.	France	1st Lien Term Loan	6.72%	EURIBOR (Q)	4.00%		09/2028		€7,000	7,278
Infobip Inc.		1st Lien Term Loan	10.84%	SOFR (Q)	6.25%		09/2026		7,007	7,007	(e)(f)
Inmar, Inc.		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		10/2031		7,082	7,093
Internet Truckstop Group LLC		1st Lien Revolving Loan					04/2027		—	—	(e)(g)
Internet Truckstop Group LLC		1st Lien Term Loan	10.48%	SOFR (Q)	6.00%		04/2027		2,328	2,305	(e)(f)
IQN Holding Corp.		1st Lien Revolving Loan	9.76%	SOFR (Q)	5.25%		05/2028		246	246	(e)(g)
IQN Holding Corp.		1st Lien Term Loan	9.76%	SOFR (Q)	5.25%		05/2029		6,703	6,703	(e)(f)
Ivanti Software, Inc.		1st Lien Revolving Loan	8.11%	SOFR (M)	3.75%		12/2025		176	120	(e)(g)
Kaseya Inc.		1st Lien Revolving Loan	9.83%	SOFR (Q)	5.50%		06/2029		598	598	(e)(g)
Kaseya Inc.		1st Lien Term Loan	10.09%	SOFR (Q)	5.50%		06/2029		39,694	39,694	(e)(f)
Kaseya Inc.		1st Lien Delay Draw Term Loan	10.09%	SOFR (Q)	5.50%		06/2029		607	607	(e)(g)
LeanTaaS Holdings, Inc.		1st Lien Term Loan	13.58%	SOFR (Q)	9.25%		07/2028		2,635	2,635	(e)
LeanTaaS Holdings, Inc.		1st Lien Delay Draw Term Loan	11.83%	SOFR (Q)	7.50%		07/2028		3,086	3,086	(e)(g)
Leia Finco US LLC	United Kingdom	1st Lien Term Loan	7.89%	SOFR (S)	3.25%		10/2031		9,200	9,184	(f)
Leia Finco US LLC	United Kingdom	2nd Lien Term Loan	9.89%	SOFR (S)	5.25%		10/2032		7,508	7,421
Magellan Bidco	France	1st Lien Term Loan	9.14%	EURIBOR (S)	6.25%		10/2031		€833	863	(e)
Magellan Bidco	France	1st Lien Delay Draw Term Loan					10/2031		€—	—	(e)(g)(h)
Majesco		1st Lien Revolving Loan					09/2027		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Majesco		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		09/2028		$9,574	$9,574	(e)(f)
Maltese Bidco 1 Limited	United Kingdom	1st Lien Term Loan	9.52%	EURIBOR (S)	6.75%		02/2029		€3,600	3,729	(e)(f)
Maltese Bidco 1 Limited	United Kingdom	1st Lien Term Loan	9.52%	EURIBOR (S)	6.75%		02/2029		£1,543	1,932	(e)
McAfee Corp.		1st Lien Term Loan	7.37%	SOFR (S)	3.00%		03/2029		4,990	4,989	(f)
Metatiedot Bidco Oy	Luxembourg	1st Lien Revolving Loan	8.49%	EURIBOR (S)	5.50%		11/2030		85	84	(e)(g)
Metatiedot Bidco Oy	Luxembourg	1st Lien Term Loan	8.49%	EURIBOR (Q)	5.50%		11/2031		€2,757	2,813	(e)(f)
Metatiedot Bidco Oy	Luxembourg	1st Lien Term Loan	10.02%	SOFR (Q)	5.50%		11/2031		2,065	2,035	(e)(f)
Metatiedot Bidco Oy	Luxembourg	1st Lien Delay Draw Term Loan	8.49%	EURIBOR (S)	5.50%		11/2031		22	22	(e)(g)
MH SUB I, LLC		1st Lien Term Loan					12/2031		13,723	13,590	(h)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		05/2029		37,701	37,701	(e)(f)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	9.70%	SONIA (Q)	5.00%		05/2029		£6,894	8,631	(e)(f)
Mimecast Borrowerco, Inc.		1st Lien Delay Draw Term Loan	9.36%	SOFR (M)	5.00%		05/2029		4,227	4,227	(e)(f)
Mitchell International, Inc.		1st Lien Term Loan	7.61%	SOFR (M)	3.25%		06/2031		6,983	6,977	(f)
Mitchell International, Inc.		2nd Lien Term Loan	9.61%	SOFR (M)	5.25%		06/2032		10,000	9,869
MRI Software LLC		1st Lien Revolving Loan	9.08%	SOFR (Q)	4.75%		02/2027		30	30	(e)(g)
MRI Software LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		02/2027		10,090	10,091	(e)(f)
Netsmart Technologies, Inc.		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
Netsmart Technologies, Inc.		1st Lien Term Loan	9.56% (2.70% PIK)	SOFR (M)	5.20%		08/2031		33,786	33,448	(e)(f)
Netsmart Technologies, Inc.		1st Lien Delay Draw Term Loan					08/2031		—	—	(e)(g)
North Star Acquisitionco, LLC and Toucan Bidco Limited		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
North Star Acquisitionco, LLC and Toucan Bidco Limited		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		05/2029		2,126	2,127	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
North Star Acquisitionco, LLC and Toucan Bidco Limited		1st Lien Term Loan	9.45%	SONIA (Q)	4.75%		05/2029			£240	$300	(e)
North Star Acquisitionco, LLC and Toucan Bidco Limited		1st Lien Term Loan	9.45%	NIBOR (Q)	4.75%		05/2029		NOK	5,255	462	(e)
North Star Acquisitionco, LLC and Toucan Bidco Limited		1st Lien Delay Draw Term Loan	9.10%	SOFR (Q)	4.75%		05/2029			470	470	(e)(g)
ParentPay Group Limited	United Kingdom	1st Lien Term Loan	11.26%	SOFR (Q)	6.42%		06/2028			£5,529	6,921	(e)(f)
ParentPay Group Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.26%	SONIA (Q)	6.42%		06/2028			£1,464	1,833	(e)
PDDS Holdco, Inc.		1st Lien Revolving Loan	11.98%	SOFR (Q)	7.50%		07/2028			17	17	(e)(g)
PDDS Holdco, Inc.		1st Lien Term Loan	11.98%	SOFR (Q)	7.50%		07/2028			733	733	(e)
PDDS Holdco, Inc.		1st Lien Delay Draw Term Loan	11.98%	SOFR (Q)	7.50%		07/2028			382	382	(e)(g)
PDI TA Holdings, Inc.		1st Lien Revolving Loan					02/2031			—	—	(e)(g)
PDI TA Holdings, Inc.		1st Lien Term Loan	10.09%	SOFR (Q)	5.50%		02/2031			2,008	2,008	(e)(f)
PDI TA Holdings, Inc.		1st Lien Delay Draw Term Loan	10.00%	SOFR (M)	5.50%		02/2031			266	266	(e)(g)
Pluralsight, LLC		1st Lien Revolving Loan					08/2029			—	—	(e)(g)
Pluralsight, LLC		1st Lien Term Loan	9.01% (1.50% PIK)	SOFR (Q)	4.50%		08/2029			3,184	3,184	(e)
Pluralsight, LLC		1st Lien Term Loan	12.01% PIK	SOFR (Q)	7.50%		08/2029			3,274	3,274	(e)
Pluralsight, LLC		1st Lien Delay Draw Term Loan					08/2029			—	—	(e)(g)
Polaris Newco, LLC		1st Lien Term Loan	8.85%	SOFR (Q)	4.00%		06/2028			9,879	9,889	(f)
PracticeTek Purchaser, LLC		1st Lien Revolving Loan	8.86%	SOFR (M)	4.50%		08/2029			1	—	(e)(g)
PracticeTek Purchaser, LLC		1st Lien Term Loan	10.11%	SOFR (M)	5.75%		08/2029			7,521	7,521	(e)(f)
PracticeTek Purchaser, LLC		1st Lien Delay Draw Term Loan	10.11%	SOFR (M)	5.75%		08/2029			108	108	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Precisely Software Incorporated		1st Lien Term Loan	8.85%	SOFR (Q)	4.00%		04/2028		$13,128	$12,905	(f)
ProfitSolv Purchaser, Inc.		1st Lien Revolving Loan	9.86%	SOFR (M)	5.50%		03/2027		411	411	(e)(g)
ProfitSolv Purchaser, Inc.		1st Lien Term Loan	9.86%	SOFR (M)	5.50%		03/2027		5,250	5,250	(e)(f)
ProfitSolv Purchaser, Inc.		1st Lien Delay Draw Term Loan	9.86%	SOFR (M)	5.50%		03/2027		1,890	1,890	(e)(f)(g)
Project Boost Purchaser, LLC		1st Lien Term Loan	8.15%	SOFR (Q)	3.50%		07/2031		28,072	28,237	(f)
Project Boost Purchaser, LLC		2nd Lien Term Loan	9.90%	SOFR (Q)	5.25%		07/2032		838	854
Project Essential Bidco, Inc.		1st Lien Revolving Loan					04/2027		—	—	(e)(g)
Project Essential Bidco, Inc.		1st Lien Term Loan	10.91% (3.25% PIK)	SOFR (Q)	6.25%		04/2028		4,239	3,985	(e)(f)
Proofpoint, Inc.		1st Lien Revolving Loan					08/2026		—	—	(e)(g)
Proofpoint, Inc.		1st Lien Term Loan	7.36%	SOFR (M)	3.00%		08/2028		34,653	34,796	(f)
QBS Parent, Inc.		1st Lien Revolving Loan					11/2031		—	—	(e)(g)
QBS Parent, Inc.		1st Lien Term Loan	9.27%	SOFR (Q)	4.75%		11/2031		4,394	4,372	(e)(f)
QF Holdings, Inc.		1st Lien Revolving Loan	9.41%	SOFR (S)	5.00%		12/2027		138	138	(e)(g)
QF Holdings, Inc.		1st Lien Term Loan	9.59%	SOFR (Q)	5.00%		12/2027		3,812	3,813	(e)(f)
QF Holdings, Inc.		1st Lien Term Loan	9.51%	SOFR (Q)	5.00%		12/2027		393	393	(e)(f)
QF Holdings, Inc.		1st Lien Delay Draw Term Loan	9.69%	SOFR (Q)	5.00%		12/2027		263	262	(e)(f)
QF Holdings, Inc.		1st Lien Delay Draw Term Loan	9.59%	SOFR (Q)	5.00%		12/2027		263	262	(e)(f)
Quest Software US Holdings Inc.		1st Lien Term Loan	8.99%	SOFR (Q)	4.25%		02/2029		8,502	5,526	(e)
Raptor Technologies, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		10/2028		6,638	6,638	(e)(f)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Revolving Loan					10/2027		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		10/2028		$8,270	$8,270	(e)(f)
RealPage, Inc.		1st Lien Term Loan	7.59%	SOFR (Q)	3.00%		04/2028		6,944	6,923	(f)
RealPage, Inc.		1st Lien Term Loan					04/2028		10,000	10,025	(h)
Relativity ODA LLC		1st Lien Revolving Loan					05/2029		—	—	(e)(g)
Relativity ODA LLC		1st Lien Term Loan	8.86%	SOFR (M)	4.50%		05/2029		9,193	9,193	(e)(f)
Revalize, Inc.		1st Lien Revolving Loan	10.50%	SOFR (Q)	5.75%		04/2027		165	145	(e)(g)
Revalize, Inc.		1st Lien Delay Draw Term Loan	10.49%	SOFR (Q)	5.75%		04/2027		2,886	2,540	(e)
RMS Holdco II, LLC		1st Lien Revolving Loan					12/2028		—	—	(e)(g)
RMS Holdco II, LLC		1st Lien Term Loan	9.36%	SOFR (M)	5.00%		12/2028		5,782	5,608	(e)(f)
Runway Bidco, LLC		1st Lien Revolving Loan					12/2031		—	—	(e)(g)
Runway Bidco, LLC		1st Lien Term Loan	9.33%	SOFR (S)	5.00%		12/2031		1,040	1,029	(e)(f)
Runway Bidco, LLC		1st Lien Delay Draw Term Loan					12/2031		—	—	(e)(g)
Sapphire Software Buyer, Inc.		1st Lien Revolving Loan					09/2031		—	—	(e)(g)
Sapphire Software Buyer, Inc.		1st Lien Term Loan	9.75% (3.00% PIK)	SOFR (S)	5.50%		09/2031		10,271	10,168	(e)(f)
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.)		1st Lien Term Loan	7.59%	SOFR (Q)	3.00%		07/2031		23,605	23,723	(f)
Severin Acquisition, LLC		1st Lien Revolving Loan					10/2031		—	—	(e)(g)
Severin Acquisition, LLC		1st Lien Term Loan	9.57% (2.25% PIK)	SOFR (M)	5.00%		10/2031		43,644	43,208	(e)(f)
Severin Acquisition, LLC		1st Lien Delay Draw Term Loan					10/2031		—	—	(e)(g)
Smarsh Inc.		1st Lien Revolving Loan	10.11%	SOFR (M)	5.75%		02/2029		91	91	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Smarsh Inc.		1st Lien Term Loan	10.08%	SOFR (Q)	5.75%		02/2029		$3,561	$3,561	(e)(f)
Smarsh Inc.		1st Lien Delay Draw Term Loan	10.08%	SOFR (Q)	5.75%		02/2029		445	445	(e)(g)
Spaceship Purchaser, Inc.		1st Lien Revolving Loan					10/2031		—	—	(e)(g)
Spaceship Purchaser, Inc.		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		10/2031		21,725	21,508	(e)(f)
Spaceship Purchaser, Inc.		1st Lien Delay Draw Term Loan					10/2031		—	—	(e)(g)
Spark Purchaser, Inc.		1st Lien Revolving Loan					04/2030		—	—	(e)(g)
Spark Purchaser, Inc.		1st Lien Term Loan	9.83%	SOFR (Q)	5.50%		04/2031		1,300	1,300	(e)
Storable, Inc.		2nd Lien Term Loan	11.11%	SOFR (M)	6.75%		04/2029		9,527	9,527	(e)(f)
Sundance Group Holdings, Inc.		1st Lien Revolving Loan	9.08%	SOFR (Q)	4.75%		07/2029		1	1	(e)(g)
Sundance Group Holdings, Inc.		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		07/2029		2,579	2,579	(e)(f)
Superman Holdings, LLC		1st Lien Revolving Loan					08/2031		—	—	(e)(g)
Superman Holdings, LLC		1st Lien Term Loan	8.86%	SOFR (M)	4.50%		08/2031		8,735	8,691	(e)(f)
Superman Holdings, LLC		1st Lien Delay Draw Term Loan					08/2031		—	—	(e)(g)
TCP Hawker Intermediate LLC		1st Lien Revolving Loan	8.08%	SOFR (Q)	3.75%		08/2029		3,384	3,384	(e)(g)
TCP Hawker Intermediate LLC		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		08/2029		548	548	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Term Loan	9.33%	SOFR (M)	5.00%		08/2029		6,306	6,306	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Delay Draw Term Loan	10.75%	SOFR (Q)	6.00%		08/2029		301	301	(e)(g)
Total Webhosting Solutions B.V.	Netherlands	1st Lien Term Loan	7.36%	EURIBOR (M)	4.50%		10/2031		€6,000	6,198
Transit Technologies LLC		1st Lien Revolving Loan					08/2030		—	—	(e)(g)
Transit Technologies LLC		1st Lien Term Loan	9.17%	SOFR (S)	4.75%		08/2031		3,790	3,753	(e)(f)
Transit Technologies LLC		1st Lien Delay Draw Term Loan					08/2031		—	—	(e)(g)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
UserZoom Technologies, Inc.		1st Lien Term Loan	12.75%	SOFR (S)	7.50%		04/2029		$250	$248	(e)(f)
Victors Purchaser, LLC		1st Lien Revolving Loan	8.26%	CORRA (Q)	4.75%		08/2031		332	329	(e)(g)
Victors Purchaser, LLC		1st Lien Term Loan	9.08%	SOFR (Q)	4.75%		08/2031		12,293	12,170	(e)(f)
Victors Purchaser, LLC		1st Lien Delay Draw Term Loan					08/2031		—	—	(e)(g)
Viper Bidco, Inc.		1st Lien Revolving Loan					11/2031		—	—	(e)(g)
Viper Bidco, Inc.		1st Lien Term Loan	9.52%	SOFR (S)	5.00%		11/2031		4,789	4,742	(e)(f)
Viper Bidco, Inc.		1st Lien Term Loan	9.70%	SONIA (M)	5.00%		11/2031		£2,214	2,744	(e)(f)
Viper Bidco, Inc.		1st Lien Delay Draw Term Loan					11/2031		—	—	(e)(g)
VS Buyer, LLC		1st Lien Term Loan	7.12%	SOFR (M)	2.75%		04/2031		7,561	7,609
WebPT, Inc.		1st Lien Revolving Loan	10.87%	SOFR (Q)	6.25%		01/2028		114	114	(e)(g)
WebPT, Inc.		1st Lien Term Loan	10.86%	SOFR (Q)	6.25%		01/2028		2,042	2,042	(e)(f)
Wellington Bidco Inc.		1st Lien Revolving Loan	9.33%	SOFR (Q)	5.00%		06/2030		110	110	(e)(g)
Wellington Bidco Inc.		1st Lien Term Loan	9.33%	SOFR (Q)	5.00%		06/2030		3,314	3,314	(e)(f)
Wellington Bidco Inc.		1st Lien Delay Draw Term Loan					06/2030		—	—	(e)(g)
Wellness AcquisitionCo, Inc.		1st Lien Revolving Loan					01/2027		—	—	(e)(g)
Wellness AcquisitionCo, Inc.		1st Lien Term Loan	9.96%	SOFR (M)	5.50%		01/2027		3,001	3,001	(e)(f)
Wellness AcquisitionCo, Inc.		1st Lien Delay Draw Term Loan	9.96%	SOFR (M)	5.50%		01/2027		272	272	(e)(g)
WorkWave Intermediate II, LLC		1st Lien Revolving Loan	11.43%	SOFR (Q)	7.00%		06/2027		101	101	(e)(g)
WorkWave Intermediate II, LLC		1st Lien Term Loan	11.33% (3.50% PIK)	SOFR (Q)	7.00%		06/2027		4,877	4,877	(e)
WorkWave Intermediate II, LLC		1st Lien Delay Draw Term Loan	11.43% (3.50% PIK)	SOFR (Q)	7.00%		06/2027		3,753	3,753	(e)
WSBidCo Limited	Jersey	1st Lien Term Loan	11.57%	SONIA (Q)	6.75%		06/2028		£2,679	3,354	(e)(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
WSBidCo Limited	Jersey	1st Lien Delay Draw Term Loan	11.57% (0.25% PIK)	SONIA (Q)	6.75%		06/2028			£5,275	$6,603	(e)(g)
ZocDoc, Inc.		1st Lien Term Loan	11.02%	SOFR (Q)	6.50%		05/2029			2,730	2,730	(e)(f)
											1,296,637		29.89%
Technology Hardware and Equipment
Chariot Buyer LLC		1st Lien Revolving Loan					01/2029			—	—	(e)(g)
Chariot Buyer LLC		1st Lien Term Loan	7.92%	SOFR (M)	3.25%		11/2028			6,967	7,000
ConnectWise, LLC		1st Lien Term Loan	8.09%	SOFR (Q)	3.50%		09/2028			5,586	5,615	(f)
Emerald Debt Merger Sub LLC		1st Lien Term Loan	6.93%	SOFR (S)	2.50%		05/2030			8,464	8,489	(f)
Excelitas Technologies Corp.		1st Lien Term Loan	9.61%	SOFR (M)	5.25%		08/2029			2,092	2,091	(e)(f)
Excelitas Technologies Corp.		1st Lien Delay Draw Term Loan					08/2029			—	—	(e)(g)
FL Hawk Intermediate Holdings, Inc.		1st Lien Revolving Loan					02/2029			—	—	(e)(g)
FL Hawk Intermediate Holdings, Inc.		1st Lien Term Loan	8.83%	SOFR (Q)	4.50%		02/2030			10,928	10,928	(e)
MWG BidCo ApS	Denmark	1st Lien Term Loan	10.08%	CIBOR (Q)	7.25%		02/2028		DKK	20,066	2,732	(e)
MWG BidCo ApS	Denmark	1st Lien Delay Draw Term Loan	9.97%	EURIBOR (Q)	7.25%		02/2028		DKK	4,660	634	(e)(g)
MWG BidCo ApS	Denmark	1st Lien Delay Draw Term Loan					02/2028		DKK	—	—	(e)(g)(h)
Repairify, Inc.		1st Lien Revolving Loan	9.70%	SOFR (Q)	5.00%		06/2027			766	766	(e)(g)
Repairify, Inc.		1st Lien Term Loan	9.53%	SOFR (S)	5.00%		06/2027			3,454	3,454	(e)(f)
Stellant Midco, LLC		1st Lien Term Loan	10.49%	SOFR (M)	5.50%		10/2028			1,574	1,573	(e)(f)
											43,282		1.00%
Telecommunication Services
CB-SDG Limited	United Kingdom	1st Lien Term Loan					04/2028			£1,785	2,052	(e)(i)
Delta Topco, Inc.		1st Lien Term Loan	8.20%	SOFR (Q)	3.50%		11/2029			5,465	5,505	(f)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Hamsard 3713 Limited	United Kingdom	1st Lien Term Loan					11/2030		€8,541	$8,847	(e)(h)
Hamsard 3713 Limited	United Kingdom	1st Lien Delay Draw Term Loan	11.47% (2.00% PIK)	SOFR (Q)	6.86%		11/2030		€2,597	2,690	(e)(g)
Panther NewCo	France	1st Lien Term Loan	8.59%	EURIBOR (S)	5.43%		05/2029		€8,250	8,546	(e)
Panther NewCo	France	1st Lien Delay Draw Term Loan	8.59%	EURIBOR (S)	5.43%		05/2029		€1,609	1,666	(e)(g)
Ristretto Bidco B.V.		1st Lien Revolving Loan					12/2030		—	—	(e)(g)
Ristretto Bidco B.V.		1st Lien Term Loan	10.40%	SOFR (Q)	6.00%		12/2030		26,044	25,784	(e)(f)
Ristretto Bidco B.V.		1st Lien Delay Draw Term Loan					12/2030		—	—	(e)(g)
Zayo Group Holdings, Inc.		1st Lien Term Loan	7.47%	SOFR (M)	3.00%		03/2027		18,355	17,155	(f)
										72,245		1.67%
Transportation
Draken Bidco Limited	United Kingdom	1st Lien Term Loan	11.61%	SOFR (Q)	7.00%		07/2029		10,560	10,560	(e)(f)
Draken Bidco Limited	United Kingdom	1st Lien Delay Draw Term Loan					07/2029		—	—	(e)(g)
Neovia Logistics, LP		1st Lien Term Loan	12.17% (8.50% PIK)	SOFR (Q)	7.50%		11/2027		465	465	(e)
										11,025		0.25%
Utilities
Lackawanna Energy Center LLC		1st Lien Term Loan	8.61%	SOFR (M)	4.25%		08/2029		6,985	7,038
Scholt Energy B.V.	Netherlands	1st Lien Term Loan	8.47%	EURIBOR (Q)	5.75%		08/2028		€7,500	7,769	(e)(f)
Watt Holdco Limited	Ireland	1st Lien Term Loan	8.84%	EURIBOR (Q)	6.00%		09/2031		€3,000	3,107	(e)(g)
										17,914		0.41%
Total Senior Loans (Cost $4,746,499)										4,673,718		107.73%
Subordinated Loans(b)(c)(d)(e)
Commercial and Professional Services
Argenbright Holdings V, LLC		Subordinated Term Loan	13.99% (7.00% PIK)	SOFR (Q)	9.25%		11/2028		2,932	2,933	(f)
Argenbright Holdings V, LLC		Subordinated Delay Draw Loan	12.75%	SOFR (Q)	8.25%		11/2028		182	182

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Argenbright Holdings V, LLC		Subordinated Delay Draw Loan	13.92% (7.00% PIK)	SOFR (Q)	9.25%		11/2028		$33	$33	(g)
										3,148		0.07%
Consumer Durables and Apparel
Centric Brands TopCo, LLC		Subordinated Term Loan	11.03%	SOFR (Q)	6.50%		02/2031		995	994
Centric Brands TopCo, LLC		Subordinated Term Loan	12.53% PIK	SOFR (Q)	8.00%		02/2031		905	905
										1,899		0.04%
Energy
OPH NEP Investment, LLC		Subordinated Term Loan	10.00% (7.00% PIK)				05/2032		8,940	8,850
										8,850		0.20%
Financial Services
eCapital Finance Corp.	Canada	Subordinated Term Loan	12.40%	SOFR (M)	7.75%		12/2025		22,643	22,644
eCapital Finance Corp.	Canada	Subordinated Term Loan	12.97%	SOFR (M)	7.75%		12/2025		3,793	3,793
eCapital Finance Corp.	Canada	Subordinated Term Loan	12.19%	SOFR (M)	7.75%		12/2025		9,208	9,208
eCapital Finance Corp.	Canada	Subordinated Term Loan	12.40%	SOFR (M)	7.75%		12/2025		3,642	3,642
eCapital Finance Corp.	Canada	Subordinated Term Loan	12.25%	SOFR (M)	7.75%		12/2025		15,869	15,868
eCapital Finance Corp.	Canada	Subordinated Delay Draw Loan	12.40%	SOFR (M)	7.75%		12/2025		2,803	2,803
TVG-TMG Topco, Inc.		3rd Lien Term Loan	12.00% PIK				03/2029		3,826	3,711	(g)
										61,669		1.42%
Health Care Equipment and Services
AmeriVet Partners Management, Inc.		Subordinated Unsecured Term Loan	16.50% PIK				12/2030		7,847	7,533
AmeriVet Partners Management, Inc.		Subordinated Unsecured Delay Draw Loan	16.50% PIK				12/2030		1,259	1,208	(g)
										8,741		0.20%

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Media and Entertainment
22 HoldCo Limited	United Kingdom	Subordinated Delay Draw Loan	12.73% PIK	SONIA (S)	7.50%		08/2033			£1,922	$2,406	(g)(h)
22 HoldCo Limited	United Kingdom	Subordinated Term Loan	12.73% PIK	SONIA (S)	7.50%		08/2033			£3,133	3,922	(g)
											6,328		0.15%
Pharmaceuticals, Biotechnology and Life Sciences
Cardinal Topco Holdings, L.P.		Subordinated Term Loan	11.00% PIK				03/2025			10	10
Cardinal Topco Holdings, L.P.		Subordinated Term Loan	20.00% PIK				03/2028			6	6	(g)
											16		—%
Software and Services
WPT Intermediate Holdco, Inc.		Subordinated Term Loan	13.25% PIK				05/2029			19,692	19,692	(g)
											19,692		0.45%
Transportation
Nordic Ferry Infrastructure AS	Norway	Subordinated Term Loan	7.91%	EURIBOR (Q)	5.00%		11/2031			€17,459	17,723
Nordic Ferry Infrastructure AS	Norway	Subordinated Term Loan	9.70%	NIBOR (Q)	5.00%		11/2031		NOK	207,385	17,854
											35,577		0.82%
Utilities
BNZ TopCo B.V.	Netherlands	Subordinated Delay Draw Loan	8.60%	EURIBOR (Q)	5.75%		10/2030			€3,980	4,040	(g)
											4,040		0.09%
Total Subordinated Loans (Cost $150,192)											149,960		3.46%
Corporate Bonds(b)(c)
Capital Goods
CP Atlas Buyer Inc			7.00%				12/2028			13,120	11,540	(d)
LBM Acquisition LLC			6.25%				01/2029			11,306	10,400	(d)
VistaJet Malta Finance PLC / Vista Management Holding Inc	Malta		9.50%				06/2028			7,292	7,338	(d)
VistaJet Malta Finance PLC / Vista Management Holding Inc	Malta		6.38%				02/2030			13,802	12,060	(d)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Wilsonart LLC			11.00%				08/2032		$8,164	$8,002	(d)
										49,340		1.14%
Commercial and Professional Services
NBLY 2021-1			3.58%				04/2051		24	22	(d)(e)
Neptune BidCo US Inc.			9.29%				04/2029		8,991	8,363	(d)
VRC Companies, LLC			12.00% (2.00% PIK)				06/2028		27	26	(e)
										8,411		0.19%
Consumer Distribution and Retail
BUNDT 2021-1			2.99%				07/2051		25	24	(d)(e)
										24		—%
Consumer Services
AUTHB 2021-1			3.73%				07/2051		24	22	(d)(e)
SERV 2020-1			3.34%				01/2051		24	20	(d)(e)
										42		—%
Energy
Ascent Resources - Utica LLC/ARU Finance Corp			9.00%				11/2027		500	605	(d)
ITT Holdings LLC			6.50%				08/2029		15,264	13,973	(d)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp			6.00%				12/2030		10,093	9,557	(d)
Transocean Inc.	Cayman Islands		6.80%				03/2038		10,000	8,194
										32,329		0.75%
Equity Real Estate Investment Trusts (REITs)
Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL			4.50%				04/2027		11,193	10,615	(d)
Iron Mountain Inc			5.25%				07/2030		4,089	3,903	(d)
										14,518		0.33%
Financial Services
Antenore Bidco SpA	Italy		10.86%				10/2030		€3,000	3,108	(e)
BCC Blueprint Investments, LLC			9.30% PIK				09/2026		813	813	(d)(e)
HighTower Holding, LLC			6.75%				04/2029		3,280	3,266	(d)
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Midcap Financial Issuer Trust			6.50%				05/2028		$12,498	$12,222	(d)
PROSE 2024-3			8.85%				10/2054		25,000	24,527	(d)(e)
Trinity Capital Inc			7.54%				10/2027		20,300	20,137	(e)
WAX 2022-1			5.50%				03/2052		18,525	18,027	(d)(e)
										82,100		1.89%
Food, Beverage and Tobacco
Triton Water Holdings, Inc.			6.25%				04/2029		100	99	(d)
										99		—%
Insurance
SQ ABS Issuer, LLC			7.80%				10/2039		872	866	(e)
SQ ABS Issuer, LLC			9.65%				10/2039		581	573	(e)
										1,439		0.03%
Materials
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc	Ireland		4.13%				08/2026		8,000	7,200	(d)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc	Ireland		5.25%				08/2027		27,645	15,694	(d)
Chemours Company, The			5.75%				11/2028		2,864	2,660	(d)
Chemours Company, The			4.63%				11/2029		6,079	5,282	(d)
Compass Minerals International, Inc.			6.75%				12/2027		2,144	2,111	(d)
OI European Group BV	Netherlands		4.75%				02/2030		4,066	3,620	(d)
Owens-Brockway Glass Container Inc			6.63%				05/2027		2,250	2,240	(d)
Trident TPI Holdings, Inc.			12.75%				12/2028		6,102	6,731	(d)
										45,538		1.05%
Media and Entertainment
ANGI Group LLC			3.88%				08/2028		7,679	6,857	(d)
Atletico Holdco, S.L.	Spain		10.00% PIK				07/2026		€8,801	9,071	(e)
Aventine Holdings II LLC			10.25% PIK				12/2030		14,803	11,991	(e)
Eagle Football Holdings BidCo Limited	United Kingdom		12.29% PIK				12/2028		1,591	1,543	(e)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Eagle Football Holdings BidCo Limited	United Kingdom		19.00% PIK				12/2028		$772	$771	(e)
Scripps Escrow II Inc			3.88%				01/2029		21,843	16,055	(d)
										46,288		1.07%
Pharmaceuticals, Biotechnology and Life Sciences
Grifols SA	Spain		3.88%				10/2028		€1,925	1,802
IGEA BIDCO S.P.A	Italy		9.93%				09/2031		€3,810	3,946	(e)
										5,748		0.13%
Software and Services
Cloud Software Group, Inc.			9.00%				09/2029		100	102	(d)
Cloud Software Group, Inc.			8.25%				06/2032		3,400	3,504	(d)
Insightful Science Intermediate I, LLC			10.50% PIK				04/2032		1,826	1,789	(e)
Practicetek Midco, LLC			14.00% PIK				08/2030		9,737	9,737	(e)
										15,132		0.35%
Telecommunication Services
Level 3 Financing Inc.			11.00%				11/2029		9,000	10,125	(d)
Zayo Group Holdings, Inc.			4.00%				03/2027		16,719	15,419	(d)
										25,544		0.59%
Total Corporate Bonds (Cost $330,370)										326,552		7.53%
Collateralized Loan Obligations — Credit Linked Notes
Investment Funds and Vehicles
BTCP 2023-1			11.28%	SOFR (M)	6.50%		09/2030		11,300	11,300	(e)
OKANAGAN 2024-1			12.55%	SOFR (M)	8.25%		12/2032		19,700	19,700	(e)
										31,000		0.71%
Total Collateralized Loan Obligations — Credit Linked Notes (Cost $31,000)										31,000		0.71%
Collateralized Loan Obligations — Debt(b)(c)(d)(e)
ABPCI 2022-11A ER	Cayman Islands		11.42%	SOFR (Q)	7.00%		01/2038		7,000	7,027
AIMCO 2021-15A E	Cayman Islands		10.86%	SOFR (Q)	6.21%		10/2034		750	754
AMMC 2012-11A ER2	Cayman Islands		10.65%	SOFR (Q)	6.06%		04/2031		1,500	1,507

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
ANCHF 2020-12A E	Cayman Islands		6.91%				10/2038		$1,000	$890
ATRM 14A ER	Cayman Islands		11.40%	SOFR (Q)	6.50%		10/2037		5,600	5,713
ATRM 15A ER	Cayman Islands		11.15%	SOFR (Q)	6.50%		07/2037		2,375	2,410
BABSN 2023-3A E	Cayman Islands		11.99%	SOFR (Q)	7.33%		10/2036		563	580
BALLY 2023-24A C	Jersey		9.71%	SOFR (Q)	5.05%		07/2036		2,000	2,033
BALLY 2024-26A D	Cayman Islands		11.43%	SOFR (Q)	6.10%		07/2037		1,800	1,816
BCC 2019-2A ER	Cayman Islands		11.23%	SOFR (Q)	6.58%		10/2032		1,250	1,224
BCC 2019-4A ER	Cayman Islands		12.62%	SOFR (Q)	7.99%		04/2035		4,588	4,609
BCC 2020-1A ER	Cayman Islands		11.78%	SOFR (Q)	7.15%		04/2033		2,500	2,522
BCC 2022-2A E	Cayman Islands		12.47%	SOFR (Q)	7.84%		04/2035		9,480	9,535
BCC 2023-3A D	Jersey		9.88%	SOFR (Q)	5.25%		07/2036		3,000	3,067
BSP 2016-9A ER2	Cayman Islands		10.52%	SOFR (Q)	5.90%		10/2037		3,125	3,149
BSP 2018-14A ER	Cayman Islands		10.74%	SOFR (Q)	6.15%		10/2037		5,500	5,634
BSP 2022-28A ER	Cayman Islands		9.96%	SOFR (Q)	5.40%		10/2037		500	501
BSP 2024-38A E	Cayman Islands		9.31%	SOFR (Q)	5.00%		01/2038		3,750	3,769
CAVU 2021-1A ER	Cayman Islands		11.63%	SOFR (Q)	7.00%		07/2037		1,250	1,258
CGMS 2019-2A ER2	Cayman Islands		11.83%	SOFR (Q)	7.00%		10/2037		4,388	4,527
CGMS 2022-2A ER	Cayman Islands		11.51%	SOFR (Q)	6.95%		01/2038		2,850	2,913
CGMS 2022-5A ER	Cayman Islands		12.20%	SOFR (Q)	7.10%		10/2037		4,190	4,321
CGMS 2023-2A D1	Cayman Islands		9.62%	SOFR (Q)	5.00%		07/2036		5,000	5,111
CGMS 2024-1A E	Cayman Islands		11.58%	SOFR (Q)	6.92%		04/2037		1,096	1,127
CGMS 2024-3A E	Cayman Islands		11.70%	SOFR (Q)	6.40%		07/2036		3,250	3,351
CGMS 2024-5A E	Cayman Islands		10.20%	SOFR (Q)	5.65%		10/2036		1,500	1,538
CIFC 2018-1A ER	Cayman Islands		9.72%	SOFR (Q)	5.25%		01/2038		830	834
CIFC 2020-4A ER	Cayman Islands		9.33%	SOFR (Q)	4.90%		01/2040		5,500	5,529
CIFC 2021-4A ER	Cayman Islands		11.37%	SOFR (Q)	6.20%		07/2037		1,000	1,028

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
CIFC 2021-5A ER	Cayman Islands						01/2038		$3,500	$3,517	(k)
CIFC 2022-6A ER	Cayman Islands		10.36%	SOFR (Q)	5.75%		10/2038		438	448
CIFC 2022-7A ER	Cayman Islands		9.91%	SOFR (Q)	5.35%		01/2038		688	689
CIFC 2024-1A E	Cayman Islands		11.23%	SOFR (Q)	6.60%		04/2037		375	386
CIFC 2024-5A E	Cayman Islands		9.48%	SOFR (Q)	5.15%		01/2038		4,000	4,021
CPTPK 2024-1A E	Jersey		10.62%	SOFR (Q)	6.00%		07/2037		1,750	1,803
DEN12 2016-1A ER	Cayman Islands		10.82%	SOFR (Q)	6.16%		04/2031		375	379
DEN14 2016-1A ER	Cayman Islands		11.24%	SOFR (Q)	6.61%		10/2031		750	756
DRSLF 2018-58A E	Cayman Islands		10.26%	SOFR (Q)	5.61%		07/2031		1,000	987
DRSLF 2018-70A E	Cayman Islands		10.96%	SOFR (Q)	6.31%		01/2032		250	247
DRSLF 2022-104A ER	Cayman Islands		11.92%	SOFR (Q)	7.40%		08/2034		5,756	5,815
ELM12 2021-5A ER	Cayman Islands		10.47%	SOFR (Q)	5.90%		10/2037		1,475	1,510
ELM24 2023-3A ER	Cayman Islands		9.55%	SOFR (Q)	5.10%		01/2038		2,000	2,010
ELM30 2024-6A E	Cayman Islands		10.55%	SOFR (Q)	5.25%		07/2037		1,250	1,272
ELM37 2024-13A E1	Cayman Islands						01/2038		3,000	3,015	(k)
ELMW3 2019-3A ERR	Cayman Islands		10.58%	SOFR (Q)	5.95%		07/2037		500	517
ELMW4 2020-1A ER	Cayman Islands		10.78%	SOFR (Q)	6.15%		04/2037		2,514	2,593
ELMW8 2021-1A ER	Cayman Islands		10.87%	SOFR (Q)	6.25%		04/2037		5,028	5,138
GCBSL 2024-77A E	Cayman Islands						01/2038		1,500	1,507	(k)
GLM 2022-12A ER	Jersey		10.32%	SOFR (Q)	5.70%		07/2037		2,100	2,154
GNRT 2022-10A E	Cayman Islands		12.70%	SOFR (Q)	8.07%		07/2035		500	506
GNRT 2023-11A ER	Cayman Islands		12.14%	SOFR (Q)	7.30%		10/2037		2,258	2,321
GNRT 2A ER2	Cayman Islands		11.98%	SOFR (Q)	7.35%		10/2037		250	256
GNRT 4A ERR	Cayman Islands		11.52%	SOFR (Q)	6.90%		07/2037		2,400	2,459
GNRT 6A ER2	Cayman Islands		11.79%	SOFR (Q)	7.25%		10/2037		1,820	1,868
GNRT 9A ER	Cayman Islands		10.82%	SOFR (Q)	6.35%		01/2038		4,015	4,031
HAMLN 2024-1A E	Jersey		9.96%	SOFR (Q)	5.40%		10/2037		2,018	2,028

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
KKR 2022-41A E	Cayman Islands		11.35%	SOFR (Q)	6.70%		04/2035		$1,500	$1,503
KKR 2024-53A E	Cayman Islands		11.02%	SOFR (Q)	6.50%		01/2038		2,235	2,262
KKR 34X E	Cayman Islands		11.77%	SOFR (Q)	7.11%		07/2034		600	604
KKR 44A D	Cayman Islands		9.62%	SOFR (Q)	5.00%		01/2036		3,800	3,888
MAGNE 2022-33A ER	Cayman Islands		10.17%	SOFR (Q)	5.55%		10/2037		5,875	5,996
MAGNE 2023-39A E1R	Cayman Islands		9.33%	SOFR (Q)	4.90%		01/2037		638	641
MAGNE 2024-41A E	Cayman Islands		9.21%	SOFR (Q)	4.90%		01/2038		2,313	2,324
MAGNE 2024-42A E	Cayman Islands		9.31%	SOFR (Q)	5.00%		01/2038		2,125	2,136
MDPK 2014-14A FR	Cayman Islands		12.66%	SOFR (Q)	8.03%		10/2030		1,000	877
MDPK 2016-20A ERR	Cayman Islands		11.23%	SOFR (Q)	6.40%		10/2037		2,728	2,770
MDPK 2018-27A D	Cayman Islands		9.88%	SOFR (Q)	5.26%		04/2030		650	653
MDPK 2018-32A ER2	Cayman Islands		11.03%	SOFR (Q)	6.40%		07/2037		6,050	6,143
MDPK 2019-34A ERR	Cayman Islands		11.15%	SOFR (Q)	6.50%		10/2037		1,700	1,730
MDPK 2021-52A E	Cayman Islands		11.39%	SOFR (Q)	6.76%		01/2035		1,455	1,464
MDPK 2021-59A ER	Cayman Islands		11.03%	SOFR (Q)	6.40%		04/2037		2,500	2,536
MDPK 2022-55A ER	Cayman Islands		10.63%	SOFR (Q)	6.00%		07/2037		2,100	2,131
MDPK 2022-60A ER	Cayman Islands		11.13%	SOFR (Q)	6.50%		10/2037		5,625	5,746
MDPK 2024-66A E	Cayman Islands		9.85%	SOFR (Q)	5.50%		10/2037		2,500	2,513
MDPK 2024-68A E	Cayman Islands						01/2038		2,375	2,387	(k)
NMC CLO-2A ER	Cayman Islands		10.06%	SOFR (Q)	5.70%		01/2038		938	942
OAKC 2016-13A ER2	Cayman Islands		10.37%	SOFR (Q)	5.75%		10/2037		1,220	1,253
OAKC 2019-3A ER2	Cayman Islands		9.51%	SOFR (Q)	5.00%		01/2038		500	501
OAKC 2019-4A ER2	Cayman Islands		9.34%	SOFR (Q)	4.95%		01/2038		3,640	3,659
OAKC 2020-6A ER2	Cayman Islands		9.84%	SOFR (Q)	5.25%		10/2037		1,100	1,110
OAKC 2021-9A ER	Cayman Islands		10.12%	SOFR (Q)	5.50%		10/2037		2,050	2,108
OAKC 2022-12A DR	Bermuda		9.62%	SOFR (Q)	5.00%		07/2036		5,000	5,097

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
OCPA 2023-29A ER	Jersey						01/2036		$1,000	$1,005	(k)
OCT66 2022-1A ER	Cayman Islands		12.11%	SOFR (Q)	7.62%		11/2036		938	959
OHACP 2024-17A E	Cayman Islands		9.40%	SOFR (Q)	5.00%		01/2038		3,000	3,008
OHALF 2015-1X ER3	Cayman Islands		11.53%	SOFR (Q)	6.91%		01/2037		860	866
PXLY 2024-1A E	Cayman Islands						01/2037		6,550	6,584	(k)
RVRPK 2024-1A E	Cayman Islands						01/2038		6,500	6,500	(k)
SIXST 2022-21A ER	Cayman Islands		10.39%	SOFR (Q)	5.75%		10/2037		2,025	2,080
SIXST 2024-27A E	Cayman Islands		9.61%	SOFR (Q)	5.25%		01/2038		1,750	1,754
STKPK 2022-1A ER	Jersey		10.81%	SOFR (Q)	6.15%		10/2037		3,375	3,448
SYMP 2022-33A E1R	Jersey						01/2038		2,500	2,512	(k)
SYMP 2022-36A ER	Bermuda		11.63%	SOFR (Q)	7.00%		10/2037		1,120	1,148
SYMP 2023-40A ER	Bermuda		9.67%	SOFR (Q)	5.25%		01/2038		1,500	1,508
TCIFC 2024-2A E	Cayman Islands		9.81%	SOFR (Q)	5.25%		01/2037		4,100	4,119
VOYA 2024-1A E	Cayman Islands		11.31%	SOFR (Q)	6.65%		04/2037		1,682	1,728
WILDPK 2024-1A E	Jersey		10.33%	SOFR (Q)	5.75%		10/2037		1,118	1,143
										241,846		5.57%
Total Collateralized Loan Obligations — Debt (Cost $238,602)										241,846		5.57%
Collateralized Loan Obligations — Equity(d)(e)
AIMCO 2020-11A SUB	Cayman Islands		22.70%				10/2034		7,971	7,386
AIMCO 2021-16A SUB	Cayman Islands		16.47%				07/2037		5,882	4,885
AIMCO 2023-20A SUB	Cayman Islands		15.96%				10/2036		1,500	1,310
AIMCO 2024-22A SUB	Jersey		15.44%				04/2037		700	659
ANCHC 2021-20A SUB	Cayman Islands		18.50%				01/2035		3,500	1,575
ANCHC 2021-20X SUB	Cayman Islands		18.27%				01/2035		1,150	517
ANCHF 2015-1A SBR2	Cayman Islands						07/2037		4,860	3,651
ANCHF 2015-2A SBR	Cayman Islands						04/2038		4,550	3,015
ANCHF 2016-3A SUBR	Cayman Islands						01/2039		3,360	2,269

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
ANCHF 2016-4A SUB	Cayman Islands						04/2039		$4,830	$3,278
ANCHF 2018-5A SUB2	Cayman Islands						04/2036		4,900	3,147
ANCHF 2018-6A SUB2	Cayman Islands						07/2036		1,800	755
ANCHF 2019-7A SUB2	Cayman Islands						04/2037		1,420	762
ANCHF 2019-8A SUB	Cayman Islands						07/2037		404	235
ANCHF 2019-9A SUB	Cayman Islands						10/2037		930	527
ANCHF 2020-10A SUB	Cayman Islands						04/2038		1,731	956
ANCHF 2021-13A SUB	Cayman Islands						07/2039		640	429
ATRM 14A SUB	Cayman Islands		15.37%				10/2037		17,839	10,913
ATRM 14X SUB	Cayman Islands						10/2037		510	312
ATRM 15A SUB	Cayman Islands		12.42%				01/2031		4,080	2,116
BALLY 2022-21X SUB	Jersey		16.99%				10/2037		2,730	2,577
BCC 2017-2A SUB	Cayman Islands		10.01%				07/2037		5,051	2,905
BCC 2018-1A SUB	Cayman Islands						04/2031		1,420	51
BCC 2019-2A SUB	Cayman Islands		2.25%				10/2032		810	299
BCC 2020-2A SUB	Cayman Islands		40.86%				07/2034		800	426
BCC 2021-2A SUB	Cayman Islands		8.06%				07/2034		1,000	498
BCC 2022-1A SUB	Cayman Islands		10.82%				04/2035		6,750	3,412
BCC 2024-2A SUB	Jersey		16.69%				07/2037		1,620	1,394
BERRY 2024-1A M	Jersey						10/2037		3,580	1
BERRY 2024-1A SUB	Jersey		12.52%				10/2037		3,580	3,229
BSP 2024-37A SUB	Cayman Islands						01/2038		6,670	6,565
CEDF 2021-14A SUB	Cayman Islands		18.65%				07/2033		1,450	712
CGMS 2018-3A SUB	Cayman Islands						10/2030		750	220
CGMS 2018-4A SUB	Cayman Islands		19.47%				01/2031		3,487	1,703
CGMS 2019-3A SUB	Cayman Islands		18.03%				04/2037		4,600	2,870

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
CGMS 2021-2A SUB	Cayman Islands		14.48%				04/2034		$5,460	$3,241
CGMS 2021-4A SUB	Cayman Islands		16.27%				04/2034		3,060	1,952
CGMS 2021-5A SUB	Cayman Islands		16.34%				07/2034		500	264
CGMS 2021-8A SUBA	Cayman Islands		16.37%				10/2034		1,000	516
CGMS 2023-5A SUB	Cayman Islands		10.73%				01/2036		3,080	2,509
CGMS 2024-3A SUB	Cayman Islands		14.52%				07/2036		3,750	3,333
CGMS 2024-5A INC	Cayman Islands						10/2036		2,580	2,377
CIFC 2015-4A SUB	Cayman Islands		12.17%				04/2034		2,252	740
CIFC 2019-1A SUB	Cayman Islands		23.46%				10/2037		1,805	1,257
CIFC 2019-FAL SUB	Cayman Islands		8.45%				01/2033		3,050	1,496
CIFC 2020-3A SUB	Cayman Islands		21.73%				10/2034		1,141	838
CIFC 2021-2A SUB	Cayman Islands		20.16%				04/2034		3,080	2,021
CIFC 2021-5A SUB	Cayman Islands		18.26%				07/2034		6,901	3,974
CIFC 2021-7A SUB	Cayman Islands		21.26%				01/2035		250	178
CIFC 2022-2A SUBB	Cayman Islands		17.45%				04/2035		1,900	1,372
CIFC 2024-3A SUB	Cayman Islands		14.20%				07/2037		680	623
CIFC 2024-4A SUB	Cayman Islands						10/2037		3,570	3,448
DAVIS 2022-1A M1							04/2035		7,250	159
DAVIS 2022-1A M2							04/2035		7,250	254
DAVIS 2022-1A SUB			14.54%				04/2035		7,250	5,457
DRSLF 2021-95A SUB	Cayman Islands		15.96%				08/2034		1,500	656
DRSLF 2022-98A SUB	Cayman Islands		13.07%				04/2035		4,000	2,138
DRSLF 2022-98X SUB	Cayman Islands		13.07%				04/2035		1,000	534
ELM11 2021-4A SUB	Cayman Islands		16.77%				10/2034		4,050	3,290
ELM15 2022-2A INC			15.18%				04/2035		3,050	2,192
ELM17 2022-4A SUB	Cayman Islands		18.88%				07/2037		2,880	2,595
ELM24 2023-3A SUB	Cayman Islands		14.08%				12/2033		1,555	1,337

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
ELM26 2024-1A SUB	Cayman Islands		13.18%				04/2037		$800	$639
ELM32 2024-8A SUB	Cayman Islands						10/2037		3,450	3,205
ELM35 2024-11A SUB	Cayman Islands						10/2037		1,990	1,722
ELMW5 2020-2A SUB	Cayman Islands		24.80%				10/2037		2,500	2,424
ELMW8 2021-1A SUB	Cayman Islands		7.27%				01/2034		2,003	1,133
ELMW8 2021-1X SUB	Cayman Islands		4.45%				01/2034		385	218
GNRT 2022-10A SUB	Cayman Islands		20.12%				07/2035		6,500	4,729
GNRT 2024-18A SUB	Cayman Islands						01/2038		8,160	7,429
GNRT 2024-20A SUB	Cayman Islands						01/2038		11,050	9,724	(k)
GNRT 2024-20A SUB Warehouse	Cayman Islands						01/2038		4,513	4,513	(k)
GNRT 7A SUB	Cayman Islands		15.57%				04/2037		4,000	2,515
GNRT 9A SUB	Cayman Islands		19.34%				10/2034		1,000	822
HRPK 2020-1A SUB	Cayman Islands		15.34%				04/2034		3,985	2,990
INVCO 2021-2A SUB	Cayman Islands		13.95%				07/2034		440	219
INVCO 2021-2A Y	Cayman Islands						07/2034		44	13
INVCO 2021-3A SUB	Cayman Islands		14.83%				10/2034		2,700	1,418
INVCO 2021-3A Y	Cayman Islands						10/2034		270	68
INVCO 2021-3X SUB	Cayman Islands		14.83%				10/2034		957	502
INVCO 2021-3X Y	Cayman Islands						10/2034		96	24
INVCO 2023-1A SUB	Jersey		14.94%				04/2037		2,695	2,014
INVCO 2023-1A Y	Jersey		24.67%				04/2037		270	105
KKR 2024-50A SUB	Cayman Islands		11.23%				04/2037		1,948	1,501
KKR 2024-53A SUB	Cayman Islands						01/2038		7,000	6,535
MAGNE 2020-28A SUB	Cayman Islands		20.34%				01/2035		5,886	4,420
MAGNE 2024-38A SUB			10.41%				04/2037		362	307
MAGNE 2024-44A SUB							10/2037		4,670	4,269

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
MDPK 2016-22A SUB	Cayman Islands		16.56%				01/2033		$10,184	$4,580
MDPK 2018-31A SUB	Cayman Islands		14.30%				07/2037		6,206	3,552
MDPK 2018-32A SUB	Cayman Islands		22.19%				01/2048		1,545	839
MDPK 2019-34A SUB	Cayman Islands		18.22%				04/2048		870	572
MDPK 2019-37A SUB	Cayman Islands		19.21%				04/2037		8,889	5,329
MDPK 2021-38A SUB	Cayman Islands		11.71%				07/2034		1,290	845
MDPK 2021-50A SUB	Cayman Islands		12.81%				04/2034		2,500	1,515
MDPK 2021-59A SUB	Cayman Islands		8.86%				04/2037		5,865	4,131
MDPK 2021-59X SUB	Cayman Islands		8.94%				04/2037		1,500	1,056
MDPK 2022-53A SUB	Cayman Islands		13.20%				04/2035		6,000	4,082
MDPK 2022-55A SUB	Cayman Islands		21.71%				07/2037		3,025	2,780
MDPK 2023-63A SUB	Cayman Islands		8.55%				04/2035		6,050	4,671
MDPK 2024-66A SUB	Cayman Islands						10/2037		1,910	1,852
MDPK 2024-67A SUB	Cayman Islands		12.14%				04/2037		265	252
OAKC 2012-7A SUB	Cayman Islands		22.85%				02/2034		500	256
OAKC 2014-10RA SUB	Cayman Islands		14.50%				04/2034		4,658	1,969
OAKC 2014-10RX SUB	Cayman Islands		18.59%				04/2034		1,000	423
OAKC 2015-11A SUB	Cayman Islands		11.40%				04/2037		500	332
OAKC 2015-12A SUB	Cayman Islands		9.19%				04/2037		12,070	7,864
OAKC 2016-13A SUB	Cayman Islands		12.09%				10/2037		2,320	1,860
OAKC 2016-13X SUB	Cayman Islands						01/2030		1,100	882
OAKC 2017-14A SUB	Cayman Islands		15.54%				07/2037		3,043	2,530
OAKC 2017-15A SUB	Cayman Islands		15.05%				01/2030		10,142	5,887
OAKC 2018-1A SUB	Cayman Islands		11.22%				04/2037		1,913	1,585
OAKC 2020-5A SUB	Cayman Islands		12.23%				10/2037		3,370	3,405

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)	% of Net Assets
OAKC 2020-6A SUB	Cayman Islands		12.12%				10/2037		$3,209	$3,393
OAKC 2021-16A SUB	Cayman Islands		19.68%				10/2034		5,988	5,344
OAKC 2021-9A SUB	Cayman Islands		12.70%				10/2037		1,190	1,211
OCP 2023-30A SUB	Jersey		14.42%				01/2037		3,850	2,954
OCP 2024-34A SUB							10/2037		750	656
OHACP 2024-17A SUB	Cayman Islands						01/2038		2,070	1,971
OHALF 2013-1A SUB	Cayman Islands		20.01%				04/2037		1,935	818
OHALF 2016-1A SUB	Cayman Islands		11.88%				07/2037		9,782	6,888
RESPK 2020-1A M2	Cayman Islands						10/2034		4,261	203
RESPK 2020-1A SUB	Cayman Islands		18.91%				10/2034		3,278	1,581
ROCKP 2021-1A M1	Cayman Islands						04/2034		1,000	16
ROCKP 2021-1A M2	Cayman Islands						04/2034		1,000	25
ROCKP 2021-1A SUB	Cayman Islands		11.35%				04/2034		1,000	567
ROCKP 2021-1X M1	Cayman Islands						04/2034		1,100	18
ROCKP 2021-1X M2	Cayman Islands						04/2034		1,100	28
ROCKP 2021-1X SUB	Cayman Islands		11.35%				04/2034		1,100	623
RRAM 2019-6A SUB	Cayman Islands		11.98%				04/2036		1,000	557
RRAM 2021-14A SUB	Cayman Islands		9.63%				04/2121		750	373
RRAM 2021-17A SUB	Cayman Islands		9.79%				07/2034		1,000	532
RRAM 2021-19X SUB	Cayman Islands		14.57%				10/2035		1,166	926
RRAM 2022-21A SUB	Bermuda		9.55%				01/2123		13,070	9,613
RRAM 2023-26A SUB	Cayman Islands		10.32%				04/2038		14,483	11,216
RRAM 2024-30A SUB	Cayman Islands		13.78%				07/2036		6,000	5,495
RRAM 2024-33A SUB	Bermuda		12.58%				10/2039		3,850	3,467
RRAMX 2022-7A SUB	Cayman Islands		9.88%				07/2122		2,175	1,255
SIXST 2021-17A SUB	Cayman Islands		13.99%				01/2034		6,000	3,873

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
SPEAK 2024-11A SUB	Cayman Islands		18.85%				07/2037			$3,300	$3,211
VOYA 2024-1A SUB	Cayman Islands		13.48%				04/2037			3,104	2,665
WLLMN 2021-1A M1	Cayman Islands						07/2034			2,550	61
WLLMN 2021-1A M2	Cayman Islands						07/2034			3,640	155
WLLMN 2021-1A SUB	Cayman Islands		15.15%				07/2037			2,550	1,855
											322,367		7.43%
Total Collateralized Loan Obligations — Equity (Cost $329,976)											322,367		7.43%
Private Asset-Backed Investment(b)(c)(d)(e)
Consumer Services
CFG Investments WH Limited			10.67%	SOFR (M)	6.00%		02/2025			3,819	3,819	(h)
											3,819		0.09%
Financial Services
Adonis Financial Funding, LLC							12/2026			424	246	(g)(i)
ASF COPPER, L.P.,			9.35%	EURIBOR (Q)	6.00%		08/2028			€137	142
ASF POLLOCK, L.P.,			10.60%	SOFR (Q)	6.00%		08/2028			272	272
ASF POLLOCK, L.P.,			9.35%	EURIBOR (Q)	6.00%		08/2028			€72	75
ASF VII WAGNER B L.P.,	United Kingdom		10.60%	SOFR (Q)	6.00%		08/2028			217	217
ASF VII WAGNER B L.P.,	United Kingdom		9.35%	EURIBOR (Q)	6.00%		08/2028			€140	145
ASF VII WAGNER L.P.,	United Kingdom		10.60%	SOFR (Q)	6.00%		08/2028			462	462
ASF VII WAGNER L.P.,	United Kingdom		9.35%	EURIBOR (Q)	6.00%		08/2028			€299	310
Cannon Bridge Designated Activity Company	Ireland		10.56%	EURIBOR (Q)	7.50%		10/2033			€907	940	(g)
Cannon Bridge Designated Activity Company	Ireland		5.71%	EURIBOR (Q)	2.65%		10/2033			€907	940	(g)
DFC Global Facility Borrower III LLC			12.15%	SOFR (M)	7.50%		04/2028		CAD	21,656	15,065	(g)
Harbourvest Global Private Equity Limited	Guernsey		7.97%	SONIA (Q)	3.50%		06/2029			9,600	9,600	(g)
Hg Saturn 2 SumoCo Limited	Guernsey		11.62% (7.25% PIK)	SOFR (Q)	7.00%		01/2027			17,994	17,994
HV Chimera LLC			7.36%	SOFR (Q)	2.80%		08/2026			2,777	2,776
Isthmus Capital LLC			9.50%				06/2030			4,142	4,142
Sera 2021 LLC			10.32%	SOFR (Q)	5.75%		03/2026			332	332
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Investment(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)		Fair Value(a)		% of Net Assets
Sunbit Receivables Trust IV			11.75%	EURIBOR (M)	7.25%		12/2026			$3,000	$3,000	(g)
											56,658		1.31%
Media and Entertainment
Orange Barrel Media, LLC/IKE Smart City, LLC			10.11%	SOFR (M)	5.75%		03/2027			4,784	4,784
Orange Barrel Media, LLC/IKE Smart City, LLC							03/2027			—	—	(g)
Orange Barrel Media, LLC/IKE Smart City, LLC			10.11%	SOFR (M)	5.75%		10/2027			3,125	3,124	(g)
											7,908		0.18%
Real Estate Management and Development
Illinois Investment S.a.r.l.	Luxembourg		5.17%				12/2026		SEK	31,362	2,222
Illinois Investment S.a.r.l.	Luxembourg		25.00%				04/2029		SEK	10,050	908	(h)
Invesco Vaf V Investments, LLC			11.50%				07/2028			5,000	4,950
Pallas Funding Trust No.2	Australia		12.16%	BBSY (M)	7.85%		02/2027		AUD	3,228	1,998	(h)
Pallas Funding Trust No.2	Australia		5.30%	BBSY (M)	1.00%		10/2027		AUD	2,398	1,473	(h)
Pallas NZ Funding Trust No. 1	New Zealand		11.49%	BBSY (M)	6.15%		07/2026		NZD	3,556	1,990	(g)(h)
											13,541		0.31%
Telecommunication Services
Switch Master Holdco, LLC			7.44%	SOFR (S)	3.00%		12/2025			9,763	9,520
Switch Master Holdco, LLC			7.44%	SOFR (M)	3.00%		12/2025			13,635	13,635
											23,155		0.53%
Total Private Asset-Backed Investment (Cost $107,591)											105,081		2.42%
Preferred Stock(b)(c)(d)(e)
Automobiles and Components
Automotive Keys Investor, LLC			9.00% PIK			12/2020		37,749			3
Automotive Keys Investor, LLC			15.00% PIK			01/2023		25,000			2
											5		—%

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Commercial and Professional Services
KBS Topco, LLC						03/2024		901,730		$323	(f)(j)
Visual Edge Technology, Inc.			10.00% PIK			07/2023		13		119
Visual Edge Technology, Inc.						07/2023		17		—	(j)
WSC Ultimate Holdings, LLC		Class A	10.00% PIK			05/2024		1,020		94
										536		0.01%
Consumer Distribution and Retail
City Line Investments LLC		Class A	8.00% PIK			08/2023		30,038		33
GMP Hills, LP						11/2023		611,000		602
Metis Holdco, Inc.		Class A	7.00% PIK			05/2021		7,959		10,260
Monolith Brands Group, Inc.		Series A				04/2022		192,811		—	(j)
Phoenix YW Parent, Inc.		Class B	8.00% PIK			05/2024		248		441
Royal Parent, LP		Class A	10.00% PIK			07/2024		293,000		540
										11,876		0.27%
Consumer Services
Aragorn Parent Holdings LP		Series A	10.00% PIK			10/2020		50,000		122
Family First Bidco Limited	United Kingdom		12.50%			12/2022		20,838		—
Mustang Prospects Holdco, LLC		Class A				09/2024		47		53	(j)
OMERS Mahomes Investment Holdings LLC			15.00% PIK			07/2023		2		20
Redwood Services Holdco, LLC		Series D				12/2020		100,000		354
										549		0.01%
Financial Services
Aquarian Peninsula Holdings LLC			13.35% PIK	SOFR (Q)	10.50%	12/2022		35,481,024		39,425
ASE Royal Aggregator, LLC		Class A				07/2023		1,646,000		1,927	(j)
Corient Holdings, Inc.		Series A				05/2023		9,627		14,654	(j)
The Ultimus Group, LLC		Class A	8.00% PIK			02/2019		1		2
Tikehau Green Diamond II CFO Equity LP			7.75%			12/2024		1,816,891		1,847

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Tikehau Ruby CLO Equity LP			13.06%	EURIBOR (Q)	10.00%	04/2024		2,714,577		$2,141
Tikehau Topaz LP			13.57%	SOFR (Q)	9.00%	06/2024		2,041,680		1,791
TVG-TMG Holdings, LLC		Series A				03/2022		50		28	(j)
										61,815		1.42%
Food, Beverage and Tobacco
Gotham Greens Holdings, PBC		Series E-1	6.00% PIK			06/2022		76,779		4,667	(f)
Watermill Express Holdings, LLC		Class A				04/2021		5,000		103
										4,770		0.11%
Health Care Equipment and Services
Aerin Medical Inc.						12/2024		152,624		179	(j)
Evolent Health, Inc.		Series A	10.48%	SOFR (Q)	6.00%	01/2023		64		66
GMR Buyer Corp.			15.00% PIK			05/2024		38,889		42,644
Minerva Holdco, Inc.		Series A	10.75% PIK			02/2022		21,262		28,973
Olympia Acquisition, Inc.			15.59% PIK			02/2022		472		—
Olympia TopCo, L.P.			15.00% PIK			07/2021		2,184		—
OMERS Wildcats Investment Holdings LLC		Class A	15.00% PIK			08/2023		19		10
Symplr Software Intermediate Holdings, Inc.		Series C-1	11.00% PIK			12/2020		50		66
Symplr Software Intermediate Holdings, Inc.		Series C-2	11.00% PIK			06/2021		5,980		7,503
Symplr Software Intermediate Holdings, Inc.		Series C-3	11.00% PIK			10/2021		789		956
WSHP FC Holdings LLC						11/2024		5		—	(j)
										80,397		1.85%
Insurance
HIG Intermediate, Inc.			11.00% PIK			12/2024		5,290		5,211
High Street HoldCo LLC		Series A-1	10.00% PIK			01/2022		3,898,354		5,568
High Street HoldCo LLC		Series A-2	10.00% PIK			01/2022		789,494		1,113
High Street HoldCo LLC		Series A-3	10.00% PIK			01/2022		389,813		545

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
High Street HoldCo LLC		Series A-4	10.00% PIK			01/2022		1,480,301		$2,053
High Street HoldCo LLC		Series A-5	10.00% PIK			01/2022		347,693		478
High Street HoldCo LLC		Series A-6	10.00% PIK			01/2022		660,617		902
High Street HoldCo LLC		Series A-7	10.00% PIK			01/2022		938,771		1,260
High Street HoldCo LLC		Series A-8	10.00% PIK			11/2022		409,637		502
High Street HoldCo LLC		Series A-9	10.00% PIK			11/2022		97,533		119
High Street HoldCo LLC		Series A-10	10.00% PIK			12/2022		253,585		308
High Street HoldCo LLC		Series A-11	10.00% PIK			12/2022		331,611		400
High Street HoldCo LLC		Series A-12	10.00% PIK			02/2023		702,235		840
High Street HoldCo LLC		Series A-13	10.00% PIK			04/2023		214,572		252
High Street HoldCo LLC		Series A-14	10.00% PIK			07/2023		136,546		156
High Street HoldCo LLC		Series A-15	10.00% PIK			07/2023		711,315		813
										20,520		0.47%
Materials
Novipax Parent Holding Company, L.L.C.		Class A	10.00%			12/2020		50		28
Plaskolite PPC Blocker LLC			15.00% PIK			10/2023		1		—
										28		—%
Media and Entertainment
CFC Funding LLC			9.75% PIK			07/2023		4,270		4,696
Fever Labs, Inc.						08/2024		59,428		276	(j)
League One Volleyball, Inc.		Series B				07/2023		194		2	(j)
League One Volleyball, Inc.						09/2024		67		1	(j)
LiveBarn Inc.	Canada					08/2023		648,925		2,858	(j)
PFL MMA, Inc.		Series E				04/2022		7,823		25	(j)
PRG III, LLC		Class A	10.24% PIK	SOFR (A)	5.50%	10/2020		2,250		112
										7,970		0.18%

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon		Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Pharmaceuticals, Biotechnology and Life Sciences
Cardinal Topco Holdings, L.P.		Class A	8.00% PIK				09/2020		83		$120
Cobalt Holdings I, LP			8.00% PIK				10/2021		50		8
Cobalt Intermediate I, Inc.		Series A	13.75% PIK				10/2021		8,582		13,402
											13,530		0.31%
Real Estate Management and Development
QUINTAIN INVESTMENTS HOLDINGS LIMITED	Jersey		12.00%				08/2024		23,514,410		29,438
											29,438		0.68%
Software and Services
Activate holdings (US) Corp.							10/2023		50,000		72
Appriss Health Intermediate Holdings, Inc.		Series A	11.00% PIK				05/2021		3,657		5,466
Banyan Software, LP							01/2022		16,323		1,628	(j)
Cority Parent, Inc.	Canada	Class A-1	9.00% PIK				07/2019		50		267
DCert Preferred Holdings, Inc.		Series A	10.50% PIK				05/2021		22,284		26,103
Diligent Preferred Issuer, Inc.			10.50% PIK				04/2021		1,476		2,077
Eclipse Topco, Inc.			12.5 PIK	%			09/2024		118		1,203
EZ Elemica Holdings, Inc.							09/2019		50		62	(j)
GSV PracticeTek Holdings, LLC		Class A	8.00% PIK				03/2021		269,272		310
Insightful Science Holdings, LLC			14.00% PIK				04/2021		62,340		2,550
Knockout Intermediate Holdings I Inc.			15.03% PIK		SOFR (S)	10.75%	06/2022		7,299		10,133
Magic Topco, L.P.		Class A	9.00% PIK				09/2020		58		147
Packers Software Intermediate Holdings, Inc.		Series A	11.00% PIK				11/2020		50		69
Packers Software Intermediate Holdings, Inc.		Series A-2	11.00% PIK				12/2020		18		25
Packers Software Intermediate Holdings, Inc.		Series A-3	11.00% PIK				11/2021		24		29

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Peachtree Parent, Inc.		Series A	13.25% PIK			03/2019		25		$54
Project Essential Super Parent, Inc.			13.98% PIK	SOFR (Q)	9.50%	04/2021		2,963		4,512
Sunshine Software Holdings, Inc.		Series A	10.50% PIK			10/2021		15,929		18,149
SuperMoose NewCo, Inc.			15.00% PIK			04/2024		17,961		19,962
Titan DI Preferred Holdings, Inc.			13.50% PIK			02/2020		—		96
Wellington TopCo LP		Class A-2	8.00% PIK			06/2024		143,000		148
										93,062		2.15%
Telecommunication Services
6DG TOPCO LIMITED	United Kingdom					02/2024		1,371,829,990		—	(j)
										—		—%
Transportation
Neovia Acquisition, LLC		Class B	18.65% PIK	SOFR (Q)	14.00%	11/2022		718		1,076
										1,076		0.02%
Utilities
Ferrellgas, L.P.			8.96%			03/2021		8,898		8,987
										8,987		0.21%
Total Preferred Stock (Cost $341,371)										334,559		7.71%
Common Stock
Automobiles and Components
Automotive Keys Investor, LLC		Class A				11/2020		62,749		—	(d)(e)(j)
Clarience Technologies, LLC		Class A				02/2024		349		901	(d)(e)(j)
Highline PPC Blocker LLC						11/2020		500		85	(d)(e)(j)
Sun TopCo, LP		Class A				09/2021		1,000		133	(d)(e)(j)
Victory Topco, LP		Class A-2				11/2023		2,510		428	(d)(e)(j)
										1,547		0.04%
Capital Goods
Dynamic NC Investment Holdings, LP						12/2020		50,000		61	(d)(e)(j)
GB Helios Holdings, L.P.		Series A				05/2024		59		82	(d)(e)(j)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
HPCC Parent, Inc.						09/2024		148,775		$1,410	(d)(e)(j)
Kene Holdings, L.P.		Class A				08/2019		50,000		97	(d)(e)(j)
										1,650		0.04%
Commercial and Professional Services
Bedrock Parent Holdings, LP		Class A				04/2021		644		64	(d)(e)(j)
Capstone Parent Holdings, LP		Class A				11/2020		50		76	(d)(e)(j)
Drogon Aggregator LP		Class A-2				08/2024		186,000		285	(d)(e)(j)
Elliott Metron Co-Investor Aggregator L.P.						10/2022		1,000,000		1,501	(d)(e)(j)
GCM HVAC TOPCO, LLC		Class A				09/2024		743,243		743	(e)(j)
KBS Topco, LLC		Class A				03/2024		901,730		—	(d)(e)(f)(j)
KKR Nest Co-Invest L.P.						09/2021		50,000		62	(d)(e)(j)
Laboratories Topco LLC		Class A				07/2021		33,333		—	(d)(e)(j)
Landscape Parallel Partners, L.P.		Class A				12/2021		162		601	(d)(e)(j)
LBC Woodlands Holdings LP		Class A-1				07/2024		108,000		100	(d)(e)(j)
New Insight Holdings, Inc.						07/2024		1,788		30	(d)(e)(f)(j)
PSP Registrar Co-Investment Fund, L.P.		Class A				08/2021		50,000		53	(d)(e)(j)
RC V Tecmo Investor LLC						08/2020		50,000		83	(d)(e)(j)
SSE Parent, LP		Class A-1				06/2020		25		—	(d)(e)(j)
SSE Parent, LP		Class A-2				06/2020		25		—	(d)(e)(j)
UPBW Blocker, LLC						03/2024		4,700		429	(d)(e)(j)
UPBW Blocker, LLC		Class Ares				09/2024		304		28	(e)(j)
WSC Ultimate Holdings, LLC		Class A				05/2024		95		—	(d)(e)(j)
										4,055		0.09%
Consumer Distribution and Retail
Arko Corp						12/2020		106		1	(d)(j)
Emerald Lake Pearl Acquisition-A, L.P.						07/2021		43,500		66	(d)(e)(j)
Fastsigns Holdings Inc.						03/2019		50		150	(d)(e)(j)
KCAKE Holdings Inc.						05/2021		50		62	(d)(e)(j)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
LJ Perimeter Co-Invest, L.P.		Class A				10/2022		50,052		$27	(d)(e)(j)
Marcone Yellowstone Holdings, LLC		Class A				06/2021		96		7	(d)(e)(j)
Metis Topco, LP						05/2021		50		70	(d)(e)(j)
REP WWP Coinvest IV, L.P.						01/2023		25,000		6	(d)(e)(j)
Restaurant Produce and Services Blocker, LLC		Tranche B				05/2023		50,000		43	(d)(e)(j)
Shur-Co HoldCo, Inc.						06/2021		500		107	(d)(e)(j)
Stonecourt IV Partners LP						10/2021		2,423,676		3,191	(d)(e)(j)
ZB TopCo LLC		Class A				02/2022		50		71	(d)(e)(j)
										3,801		0.09%
Consumer Durables and Apparel
Centric Brands L.P.		Class A				10/2020		21,364		631	(d)(e)(j)
DRS Holdings I, Inc.						11/2019		50		43	(d)(e)(j)
SEP Diamond Fund, L.P.						06/2024		2,297,344		2,297	(d)(e)(j)
										2,971		0.07%
Consumer Services
Apex Service Partners Holdings, LLC		Series B				10/2023		44,263		1,582	(d)(e)(j)
BPCP Pinnacle Holdings, Inc.						10/2024		189		189	(d)(e)(j)
CMG Buyer Holdings, Inc.						05/2022		5		178	(d)(e)(j)
Family First Bidco Limited	United Kingdom					12/2022		176		—	(d)(e)(j)
GS SEER Group Holdings LLC		Class A				04/2023		25		19	(d)(e)(j)
IHS Parent Holdings, L.P.		Class A				12/2022		25,000		37	(d)(e)(j)
KKR Game Changer Co-Invest Feeder II L.P.						06/2024		467,000		485	(d)(e)(j)
LBC Breeze Holdings LLC		Class A				12/2021		50		13	(d)(e)(j)
Leviathan Holdings, L.P.						12/2022		38,000		47	(d)(e)(j)
Meaningful Partners Fitness Ventures Co-Investment LP						07/2024		686,000		790	(d)(e)(j)
Mustang Prospects Holdco, LLC		Class B				09/2024		47,183		22	(d)(e)(j)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Northwinds Services Group LLC						05/2023		60,684		$101	(d)(e)(j)
OMERS Mahomes Investment Holdings LLC		Class A				11/2020		16		87	(d)(e)(j)
PestCo Holdings, LLC		Class A				01/2023		2		35	(d)(e)(j)
Rust Investment Sarl	Luxembourg					11/2024		22,601,536		234	(d)(e)(j)
Vertex Service Partners Holdings, LLC		Class B				11/2023		33		62	(d)(e)(j)
ZBS Mechanical Group Co-Invest Fund 2, LLC						10/2021		50,000		218	(d)(e)(j)
										4,099		0.09%
Energy
Enviva Inc.						12/2024		1,273,882		22,293	(j)
Galileo Co-Investment Trust I	New Zealand					07/2022		50,000		24	(d)(e)(j)
OPH NEP Investment, LLC		Class B				05/2024		2		615	(d)(e)(j)
Summit Midstream Corp						10/2023		6,952		263	(j)
										23,195		0.53%
Financial Services
BCC Blueprint Investments, LLC						09/2021		848,746		877	(d)(e)(j)
Constellation Wealth Capital Fund, L.P.						01/2024		404,562		383	(d)(e)(j)
CWC Fund I Co-Invest (AlTi) LP						03/2024		3,276,000		3,533	(d)(e)(j)
CWC Fund I Co-Invest (Prism) LP						03/2024		2,374,000		2,468	(d)(e)(j)
Endeavor TopCo, Inc.		Class A				08/2024		323		323	(d)(e)(j)
GTCR (D) Investors LP						09/2023		38,463		53	(d)(e)(j)
Isthmus Capital LLC						06/2023		11		54	(d)(e)(j)
Kelso XI Tailwind Co-Investment, L.P.						09/2023		48,218		60	(d)(e)(j)
Linden Structured Capital Fund II-A LP						07/2024		297,298		299	(d)(e)(j)
Mars Downstop Loan Purchaser Trust		Class A				02/2024		9,696,876		6,595	(d)(e)(j)
MidOcean CLO Equity Fund I, LP						10/2024		3,602,238		3,602	(d)(e)(j)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
PCS Parent, L.P.		Class A				03/2024		80,000		$86	(d)(e)(j)
Sera 2021 LLC		Class A				03/2021		4		107	(d)(e)(j)
The Ultimus Group Aggregator, LP		Class A				02/2019		—		—	(d)(e)(j)
The Ultimus Group Aggregator, LP		Class B				02/2019		182		—	(d)(e)(j)
The Ultimus Group, LLC		Class B				02/2019		1,609		3	(d)(e)(j)
TPG IX Cardiff CI II, L.P.						12/2024		2,299,421		2,299	(d)(e)(j)
TVG-TMG Holdings, LLC						03/2022		50		—	(d)(e)(j)
WAAM Topco, LLC		Class A				06/2023		41,556		88	(e)(j)
Wellington-Altus Financial Inc.	Canada					08/2024		46,562		1,632	(d)(e)(j)
										22,462		0.52%
Food, Beverage and Tobacco
PPC CHG Blocker LLC						12/2021		1		78	(d)(e)(j)
										78		—%
Health Care Equipment and Services
Asclepius Holdings LLC						02/2022		448		—	(d)(e)(j)
AVE Holdings LP		Class A				03/2024		402		50	(d)(e)(j)
AVE Holdings LP		Class C				11/2023		983		2	(d)(e)(j)
BCPE Co-Invest (A), LP		Class A				02/2022		45,000		55	(d)(e)(j)
CHPPR Holdings Inc.						12/2023		4,700		575	(e)(j)
Crown CT HoldCo Inc.		Class A				03/2022		5		59	(d)(e)(j)
Crown CT Management LLC						03/2022		1		10	(d)(e)(j)
KOLN Co-Invest Unblocked, LP		Class A				03/2023		50		64	(d)(e)(j)
Network Investco BV	Netherlands					07/2022		1,073,830		2,670	(d)(e)(j)
Olympia TopCo, L.P.		Class A				09/2019		50,000		—	(d)(e)(j)
OMERS Bluejay Investment Holdings LP		Class A				07/2018		25		47	(d)(e)(j)
OMERS Wildcats Investment Holdings LLC		Class A				10/2019		216		113	(d)(e)(j)
SiroMed Equity Holdings, LLC						03/2018		3,703		9	(d)(e)(j)
VPP Group Holdings, L.P.						12/2021		50		79	(d)(e)(j)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
VPP Group Holdings, L.P.		Class A2				03/2023		—		$1	(d)(e)(j)
WSHP FC Holdings LLC						07/2022		374		32	(d)(e)(j)
										3,766		0.09%
Household and Personal Products
CDI Holdings I Corp.						12/2021		50		29	(d)(e)(j)
RMCF V CIV XLIV, L.P.						08/2021		50,004		32	(d)(e)(j)
Silk Holdings I Corp.						05/2023		50		132	(d)(e)(j)
TCI Holdings, LP						11/2024		9,050		905	(d)(e)(j)
										1,098		0.03%
Insurance
CFCo, LLC		Class B				09/2023		5,035,395		—	(d)(e)(j)
High Street HoldCo LLC		Series A				04/2021		88,605		242	(d)(e)(j)
High Street HoldCo LLC		Series C				04/2021		563,740		1,540	(d)(e)(j)
INSZ Holdings, LLC						11/2022		31,139		39	(d)(e)(j)
INSZ Holdings, LLC						11/2023		1,073,000		1,361	(d)(e)(j)
Maple Acquisition Holdings, LP		Class A2				11/2023		13,871		257	(d)(e)(j)
Rocket Co-Invest, SLP	Luxembourg					03/2024		188,027		253	(d)(e)(j)
SageSure LLC		Series A				02/2022		3		238	(d)(e)(j)
										3,930		0.09%
Materials
ASP-r-pac Holdings LP		Class A				12/2021		500		35	(d)(e)(j)
KNPAK Holdings, LP		Class A				07/2019		100,000		103	(d)(e)(j)
Meyer Parent, LLC						02/2024		12,000		13	(d)(e)(j)
Novipax Parent Holding Company, L.L.C.		Class C				12/2020		50		—	(d)(e)(j)
Plaskolite PPC Blocker LLC						12/2018		10		1	(d)(e)(j)
										152		—%
Media and Entertainment
FinEquity Holdings, LLC						12/2024		8		1,660	(d)(e)(j)
FinEquity Holdings, LLC						12/2024		8		409	(d)(e)(j)

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
FinEquity Holdings, LLC						12/2024		8		$56,812	(d)(e)(j)
Dundee Eros, LP						11/2024		1,483,000		1,483	(d)(e)(j)
Eagle Football Holdings Limited	United Kingdom					09/2023		14		45	(d)(e)(j)
Sandlot Action Sports, LLC						05/2024		3,384		25	(d)(e)(j)
South Florida Motorsports, LLC						12/2024		8		1,694	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class A				06/2021		491,621		676	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class B				06/2021		491,621		676	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class C				06/2021		491,621		676	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class D				06/2021		491,621		676	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class E				06/2021		491,621		677	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class F				06/2021		491,621		677	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class G				06/2021		491,621		677	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class H				06/2021		491,621		677	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg	Class I				06/2021		491,621		677	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg					06/2021		590		30	(d)(e)(j)
Storm Investment S.a.r.l.	Luxembourg					04/2022		25,565		—	(d)(e)(j)
										68,247		1.57%
Pharmaceuticals, Biotechnology and Life Sciences
Athyrium Buffalo LP/Partnership Interests		Class B				08/2023		1,032,980		1,033	(d)(e)(j)
Athyrium Buffalo LP/Partnership Interests						06/2022		2,097,909		2,098	(d)(e)(j)
Cobalt Holdings I, LP		Class A				10/2021		500		82	(d)(e)(j)
Creek Feeder, L.P.						12/2024		1,447,000		1,447	(d)(e)(j)
WCI-BXC Investment Holdings, L.P.						11/2023		126,000		117	(d)(e)(j)
										4,777		0.11%

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Real Estate Management and Development
Illinois Investment S.a.r.l.	Luxembourg	Class A				09/2021		3,400,700		$—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class B				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class C				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class D				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class E				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class F				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class G				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class H				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg	Class I				09/2021		3,400,700		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg					09/2021		4,081		—	(d)(e)(j)
Illinois Investment S.a.r.l.	Luxembourg					05/2022		106,292		—	(d)(e)(j)
QUINTAIN INVESTMENTS HOLDINGS LIMITED	Jersey					08/2024		40,631		—	(d)(e)(j)
										—		—%
Software and Services
APG Holdings, LLC		Class A				01/2020		50,000		29	(d)(e)(j)
Astorg VII Co-Invest ERT	Luxembourg					01/2020		1,208,500		2,096	(d)(e)(j)
Avaya Holdings Corp.						05/2023		78,991		573	(e)(j)
Bobcat Topco, L.P.		Class A-1				06/2023		56,770		58	(d)(e)(j)
CBTS TopCo, L.P.						12/2024		1,100,000		1,100	(e)(j)
Consilio Investment Holdings, L.P.		Series A				09/2022		243		5	(d)(e)(j)
Consilio Investment Holdings, L.P.						05/2021		5,038		96	(d)(e)(j)
Cority Parent, Inc.	Canada	Class B-1				07/2019		47,536		3	(d)(e)(j)
Denali Apexco LP		Class A				09/2021		50,000		71	(d)(e)(j)
Destiny Digital Holdings, L.P.						05/2021		3,076		48	(d)(e)(j)
Eclipse Investor Parent, L.P.		Class A				09/2024		102		102	(d)(e)(j)
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Common Stock (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Elliott Alto Co-Investor Aggregator L.P.						09/2022		500,000		$1,442	(d)(e)(j)
EQT IX Co-Investment (E) SCSP						04/2021		5,000		99	(d)(e)(j)
H&F Unite Partners, L.P.						05/2019		50,032		105	(d)(e)(j)
Insight PDI Holdings, LLC		Class A				03/2019		26,548		59	(d)(e)(j)
Magic Topco, L.P.		Class B				09/2020		12,975		—	(d)(e)(j)
Magnesium Co-Invest SCSp	Luxembourg					05/2022		5		55	(d)(e)(j)
Paradigmatic Holdco LLC						08/2024		1,057,325		2,287	(d)(e)(j)
PS Co-Invest, L.P.						03/2021		50,000		82	(d)(e)(j)
RMCF VI CIV XLVIII, L.P.						06/2022		64,827		86	(d)(e)(j)
RMS Group Holdings, Inc.						12/2021		6		48	(d)(e)(j)
Rocket Parent, LLC		Class A				10/2021		74,502		230	(d)(e)(j)
Skywalker TopCo, LLC						11/2020		25,407		155	(d)(e)(j)
Sunshine Software Holdings, Inc.		Class A-1				10/2021		5,000		59	(d)(e)(j)
WP Victors Co-Investment, L.P.						08/2024		461,000		488	(d)(e)(j)
										9,376		0.22%
Technology Hardware and Equipment
PerkinElmer Topco GP, L.L.C.		Class A-2				01/2022		365		56	(d)(e)(j)
Repairify Holdings, LLC		Class A				06/2021		1,655		43	(d)(e)(j)
										99		—%
Transportation
Neovia Acquisition, LLC						11/2022		6		115	(e)(j)
										115		—%
Utilities
Apex Clean Energy TopCo, LLC		Class A				11/2021		149,776		24,931	(d)(e)(j)
										24,931		0.57%
Total Common Stock (Cost $144,488)										180,349		4.16%

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Warrants(d)(j)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Commercial and Professional Services
New Insight Holdings, Inc.						07/2024		5,104		$—	(e)(f)
Priority Waste Super Holdings, LLC						08/2023		4,247		670	(e)
Priority Waste Super Holdings, LLC						06/2024		1,937		306	(e)(f)
Visual Edge Technology, Inc.						03/2018		27,334		—	(e)
										976		0.02%
Consumer Distribution and Retail
Arko Corp						12/2020		55		—
										—		—%
Food, Beverage and Tobacco
Gotham Greens Holdings, PBC						06/2022		31,842		—	(e)(f)(j)
										—		—%
Health Care Equipment and Services
Air Medical Buyer Corp						03/2018		122		—	(e)
CHPPR Holdings Inc.						12/2023		31,225		2,144	(e)
GMR Buyer Corp.						12/2021		1,927		6	(e)
GMR Buyer Corp.						05/2024		959,055		3,146	(e)
Nomi Health, Inc.						07/2023		2,174		—	(e)
Nomi Health, Inc.						06/2024		4,857		16	(e)
										5,312		0.12%
Insurance
SelectQuote, Inc.						10/2024		57,965		—	(e)
										—		—%
Materials
Vobev Holdings, LLC						04/2023		1,079		—	(e)
Vobev Holdings, LLC						11/2023		14,652		—	(e)
										—		—%

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Warrants(d)(j) (continued)

Company	Country(a)	Investment	Coupon	Reference	Spread	Acquisition Date	Maturity Date	Shares	Principal Amount(a)	Fair Value(a)		% of Net Assets
Media and Entertainment
Eagle Football Holdings Limited						12/2022		10		$77	(e)
PFL MMA, Inc.						01/2021		115,111		—	(e)
PFL MMA, Inc.						11/2022		2,457		1	(e)
										78		—%
Total Warrants (Cost $977)										6,366		0.15%
Total Investments — (Cost $6,421,066)										6,371,798		146.87%
Other Assets in Excess of Liabilities										(2,033,492)		(46.87)%
Net Assets										$4,338,306		100.00%

(a)  Investment holdings in foreign currencies are converted to U.S. dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. dollars unless otherwise noted.

(b)  Variable rate loans to the Fund's portfolio companies bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), or an alternate base rate such as the Bank Bill Swap Bid Rate ("BBSY"), Bank Bill Benchmark Rate ("BKBM"), Canadian Dollar Offered Rate ("CDOR"), Copenhagen Interbank Offered Rate ("CIBOR"), Euro Interbank Offered Rate ("EURIBOR"), Norwegian Interbank Offered Rate ("NIBOR"), Prime Rate ("PRIME"), Sterling Overnight Index Average ("SONIA"), Stockholm Interbank Offered Rate ("STIBOR") or Warsaw Interbank Offered Rate ("WIBOR"), at the borrower's option, which reset semi-annually (S), quarterly (Q), bi-monthly (B), or monthly (M). SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2024.

(c)  Variable rate coupon rate shown as of December 31, 2024.

(d)  These investments, which as of December 31, 2024 represented 143.87% of the Fund's net assets or 97.95% of the Fund's total assets, may be subject to legal restrictions on sales. Acquisition dates are included above for equity securities that may be subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 to the consolidated financial statements).

(f)  These assets are pledged as collateral under the Fund or the Fund's consolidated subsidiaries' various revolving credit facilities.

(g)  As of December 31, 2024, the Fund had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
3 Step Sports LLC	1st Lien Delay Draw Term Loan	$1,498	$—	$1,498
3 Step Sports LLC	1st Lien Revolving Loan	124	—	124
760203 N.B. LTD.	1st Lien Revolving Loan	1,394	—	1,394
Accession Risk Management Group, Inc.	1st Lien Delay Draw Term Loan	540	—	540
Accession Risk Management Group, Inc.	1st Lien Revolving Loan	136	—	136
ACTFY Buyer, Inc.	1st Lien Delay Draw Term Loan	492	—	492
ACTFY Buyer, Inc.	1st Lien Revolving Loan	476	—	476
Activate holdings (US) Corp.	1st Lien Revolving Loan	579	—	579
ADMA BIOLOGICS, INC.	1st Lien Revolving Loan	1	(1)	—
Adonis Financial Funding, LLC	1st Lien Revolving Loan	424	(424)	—
Aduro Advisors, LLC	1st Lien Delay Draw Term Loan	1,635	—	1,635
Aduro Advisors, LLC	1st Lien Revolving Loan	597	—	597
Aerin Medical Inc.	1st Lien Delay Draw Term Loan	1,005	—	1,005
AI Aqua Merger Sub, Inc.	1st Lien Delay Draw Term Loan	6,027	—	6,027
AI Titan Parent, Inc.	1st Lien Delay Draw Term Loan	1,789	—	1,789
AI Titan Parent, Inc.	1st Lien Revolving Loan	1,546	—	1,546
Airx Climate Solutions, Inc.	1st Lien Delay Draw Term Loan	2,160	—	2,160
Airx Climate Solutions, Inc.	1st Lien Revolving Loan	463	—	463
Alcami Corporation	1st Lien Revolving Loan	27	(2)	25
Aldinger Company	1st Lien Delay Draw Term Loan	216	—	216
Aldinger Company	1st Lien Revolving Loan	304	—	304
AMCP Clean Acquisition Company, LLC	1st Lien Delay Draw Term Loan	1,086	—	1,086
American Residential Services L.L.C.	1st Lien Revolving Loan	3	(1)	2
AmeriVet Partners Management, Inc.	Subordinated Delay Draw Term Loan	867	—	867
Amethyst Radiotherapy Group B.V.	1st Lien Delay Draw Term Loan	1,035	—	1,035
Anaplan, Inc.	1st Lien Revolving Loan	381	—	381
Anaqua Parent Holdings, Inc.	1st Lien Delay Draw Term Loan	3,346	—	3,346
Anaqua Parent Holdings, Inc.	1st Lien Revolving Loan	606	—	606
Andwis Group Limited	1st Lien Delay Draw Term Loan	1,215	—	1,215
Antenore Bidco SpA	1st Lien Delay Draw Term Loan	1,035	—	1,035
Apex Service Partners, LLC	1st Lien Delay Draw Term Loan	4,394	—	4,394
Apex Service Partners, LLC	1st Lien Revolving Loan	2,131	(1,449)	682
APG Intermediate Holdings Corporation	1st Lien Revolving Loan	1	—	1
Applied Technical Services, LLC	1st Lien Delay Draw Term Loan	417	—	417
Applied Technical Services, LLC	1st Lien Revolving Loan	910	(806)	104
Aptean, Inc.	1st Lien Delay Draw Term Loan	115	—	115
Aptean, Inc.	1st Lien Revolving Loan	280	—	280
AQ Sage Buyer, LLC	1st Lien Revolving Loan	50	(30)	20
AQ Sunshine, Inc.	1st Lien Delay Draw Term Loan	4,940	—	4,940

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
AQ Sunshine, Inc.	1st Lien Revolving Loan	$1,652	$(297)	$1,355
Arete Bidco Limited	1st Lien Delay Draw Term Loan	2,058	—	2,058
Argenbright Holdings V, LLC	Subordinated Delay Draw Term Loan	18	—	18
Artifact Bidco, Inc.	1st Lien Delay Draw Term Loan	282	—	282
Artifact Bidco, Inc.	1st Lien Revolving Loan	252	—	252
Artivion, Inc.	1st Lien Delay Draw Term Loan	1,199	—	1,199
Artivion, Inc.	1st Lien Revolving Loan	336	(168)	168
ASPIRE BIDCO LIMITED	1st Lien Delay Draw Term Loan	1,619	—	1,619
Aspris Bidco Limited	1st Lien Delay Draw Term Loan	259	—	259
ASP-r-pac Acquisition Co LLC	1st Lien Revolving Loan	839	(168)	671
athenahealth Group Inc.	1st Lien Revolving Loan	2,100	—	2,100
Avalign Technologies, Inc.	1st Lien Revolving Loan	250	(75)	175
Badia Spices, LLC	1st Lien Revolving Loan	526	—	526
Bamboo Health Holdings, LLC	1st Lien Revolving Loan	212	—	212
Bamboo Purchaser, Inc.	1st Lien Revolving Loan	1	(1)	—
Bamboo US BidCo LLC	1st Lien Delay Draw Term Loan	2,132	—	2,132
Bamboo US BidCo LLC	1st Lien Revolving Loan	1,413	—	1,413
Banyan Software Holdings, LLC	1st Lien Delay Draw Term Loan	416	—	416
Banyan Software Holdings, LLC	1st Lien Revolving Loan	2	(1)	1
BCPE Pequod Buyer, Inc.	1st Lien Revolving Loan	3,003	—	3,003
Beacon Pointe Harmony, LLC	1st Lien Delay Draw Term Loan	6,106	—	6,106
Beacon Pointe Harmony, LLC	1st Lien Revolving Loan	909	—	909
Beacon Wellness Brands, Inc.	1st Lien Revolving Loan	205	—	205
Berner Food & Beverage, LLC	1st Lien Revolving Loan	262	—	262
BGI Purchaser, Inc.	1st Lien Delay Draw Term Loan	1,595	—	1,595
BGI Purchaser, Inc.	1st Lien Revolving Loan	4,673	(2,856)	1,817
BGIF IV Fearless Utility Services, Inc.	1st Lien Delay Draw Term Loan	811	—	811
BGIF IV Fearless Utility Services, Inc.	1st Lien Revolving Loan	709	—	709
BlueHalo Global Holdings, LLC (f/k/a Aegis Global Holdings, LLC)	1st Lien Revolving Loan	759	(670)	89
BNZ TopCo B.V.	Subordinated Delay Draw Term Loan	6,973	—	6,973
Bobcat Purchaser, LLC	1st Lien Revolving Loan	306	—	306
Bottomline Technologies, Inc. and Legal Spend Holdings, LLC	1st Lien Revolving Loan	1,811	—	1,811
BradyIFS Holdings, LLC	1st Lien Delay Draw Term Loan	450	—	450
Broadcast Music, Inc.	1st Lien Revolving Loan	500	—	500
Brokers Alliance S.L.	1st Lien Delay Draw Term Loan	1,256	—	1,256
Bumble Bidco Limited	1st Lien Delay Draw Term Loan	2,085	—	2,085
Businessolver.com, Inc.	1st Lien Delay Draw Term Loan	470	—	470

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Cannon Bridge Designated Activity Company	1st Lien Revolving Loan	$8,012	$(1,814)	$6,198
Capnor Connery Bidco A/S	1st Lien Delay Draw Term Loan	651	—	651
Capstone Acquisition Holdings, Inc.	1st Lien Delay Draw Term Loan	518	—	518
Capstone Acquisition Holdings, Inc.	1st Lien Revolving Loan	3,135	—	3,135
Capstone Acquisition Holdings, Inc.	2nd Lien Delay Draw Term Loan	1,668	—	1,668
Captive Resources Midco, LLC	1st Lien Revolving Loan	185	—	185
Cardinal Parent, Inc.	1st Lien Revolving Loan	1	—	1
CBTS BORROWER, LLC	1st Lien Delay Draw Term Loan	1,900	—	1,900
CC Globe Holding II A/S	1st Lien Delay Draw Term Loan	526	—	526
Celnor Group Limited	1st Lien Delay Draw Term Loan	1,520	—	1,520
CentralSquare Technologies, LLC	1st Lien Revolving Loan	3,402	—	3,402
Cezanne Bidco	1st Lien Delay Draw Term Loan	1,361	—	1,361
CFG Investments WH Limited	1st Lien Revolving Loan	5,000	(3,819)	1,181
Chariot Buyer LLC	1st Lien Revolving Loan	100	—	100
Chillaton Bidco Limited	1st Lien Delay Draw Term Loan	1,274	—	1,274
City Line Distributors LLC	1st Lien Revolving Loan	2	—	2
Clarion Home Services Group, LLC	1st Lien Revolving Loan	416	(208)	208
Cliffwater LLC	1st Lien Revolving Loan	58	—	58
Cloud Software Group, Inc.	1st Lien Revolving Loan	2,574	—	2,574
CMG HoldCo, LLC	1st Lien Delay Draw Term Loan	1,690	—	1,690
CMG HoldCo, LLC	1st Lien Revolving Loan	1,397	(233)	1,164
Cobalt Buyer Sub, Inc.	1st Lien Delay Draw Term Loan	2,156	—	2,156
Cobalt Buyer Sub, Inc.	1st Lien Revolving Loan	1,194	(119)	1,075
Collision SP Subco, LLC	1st Lien Delay Draw Term Loan	215	—	215
Collision SP Subco, LLC	1st Lien Revolving Loan	74	(11)	63
Compass Bidco Limited.	1st Lien Delay Draw Term Loan	431	—	431
Compex Legal Services, Inc.	1st Lien Revolving Loan	900	(450)	450
Comprehensive EyeCare Partners, LLC	1st Lien Delay Draw Term Loan	2	—	2
Confirmasoft AB	1st Lien Delay Draw Term Loan	174	—	174
Consilio Midco Limited	1st Lien Delay Draw Term Loan	356	—	356
Consilio Midco Limited	1st Lien Revolving Loan	705	(600)	105
Continental Acquisition Holdings, Inc.	1st Lien Revolving Loan	1	(1)	—
Convera International Holdings Limited	1st Lien Revolving Loan	1,777	—	1,777
Cority Software Inc.	1st Lien Revolving Loan	1,504	—	1,504
Cornerstone OnDemand, Inc.	1st Lien Revolving Loan	100	(25)	75
Coupa Holdings, LLC	1st Lien Delay Draw Term Loan	20	—	20
Coupa Holdings, LLC	1st Lien Revolving Loan	1	—	1
CPIG Holdco Inc.	1st Lien Revolving Loan	2	(1)	1
Cradle Lux Bidco S.A.R.L.	1st Lien Delay Draw Term Loan	983	—	983

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Creek Parent, Inc.	1st Lien Revolving Loan	$7,992	$—	$7,992
CROSSCO (1469) LIMITED	1st Lien Delay Draw Term Loan	968	—	968
Crown CT Parent Inc.	1st Lien Revolving Loan	903	(602)	301
CST Holding Company	1st Lien Revolving Loan	79	—	79
CVP Holdco, Inc.	1st Lien Delay Draw Term Loan	5,233	—	5,233
CVP Holdco, Inc.	1st Lien Revolving Loan	3,539	—	3,539
Databricks, Inc.	1st Lien Delay Draw Term Loan	180	—	180
Datix Bidco Limited	1st Lien Delay Draw Term Loan	891	—	891
Datix Bidco Limited	1st Lien Revolving Loan	1,424	(180)	1,244
Davidson Hotel Company LLC	1st Lien Delay Draw Term Loan	1,084	—	1,084
Davidson Hotel Company LLC	1st Lien Revolving Loan	566	(283)	283
DecoPac, Inc.	1st Lien Revolving Loan	3,738	(872)	2,866
Demakes Borrower, LLC	1st Lien Delay Draw Term Loan	270	—	270
Denali Holdco LLC	1st Lien Delay Draw Term Loan	1,394	—	1,394
Denali Holdco LLC	1st Lien Revolving Loan	1,108	—	1,108
DFC Global Facility Borrower III LLC	1st Lien Revolving Loan	24,367	(21,656)	2,711
Diamond Mezzanine 24 LLC	1st Lien Delay Draw Term Loan	1,163	—	1,163
Diamond Mezzanine 24 LLC	1st Lien Revolving Loan	321	(321)	—
Diligent Corporation	1st Lien Delay Draw Term Loan	926	—	926
Diligent Corporation	1st Lien Revolving Loan	669	—	669
Dorado Bidco, Inc.	1st Lien Delay Draw Term Loan	2,626	—	2,626
Dorado Bidco, Inc.	1st Lien Revolving Loan	698	—	698
DOXA Insurance Holdings LLC	1st Lien Delay Draw Term Loan	2,358	—	2,358
DOXA Insurance Holdings LLC	1st Lien Revolving Loan	200	—	200
DP Flores Holdings, LLC	1st Lien Delay Draw Term Loan	1,115	—	1,115
DP Flores Holdings, LLC	1st Lien Revolving Loan	513	—	513
Draken Bidco Limited	1st Lien Delay Draw Term Loan	1,440	—	1,440
Drivecentric Holdings, LLC	1st Lien Revolving Loan	518	—	518
Drogon Bidco Inc.	1st Lien Delay Draw Term Loan	722	—	722
Drogon Bidco Inc.	1st Lien Revolving Loan	445	—	445
DRS Holdings III, Inc.	1st Lien Revolving Loan	173	—	173
DuraServ LLC	1st Lien Delay Draw Term Loan	111	—	111
DuraServ LLC	1st Lien Revolving Loan	227	—	227
Dynamic NC Aerospace Holdings, LLC	1st Lien Revolving Loan	1,608	(733)	875
ECG Bidco S.A.S.	1st Lien Delay Draw Term Loan	4,265	—	4,265
Echo Purchaser, Inc.	1st Lien Delay Draw Term Loan	335	—	335
Echo Purchaser, Inc.	1st Lien Revolving Loan	213	(145)	68
Eclipse Buyer, Inc.	1st Lien Delay Draw Term Loan	7,630	—	7,630
Eclipse Buyer, Inc.	1st Lien Revolving Loan	4,351	—	4,351

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Edmunds GovTech, Inc.	1st Lien Delay Draw Term Loan	$386	$—	$386
Edmunds GovTech, Inc.	1st Lien Revolving Loan	64	(32)	32
Elemica Parent, Inc.	1st Lien Revolving Loan	1,358	(1,358)	—
Elevation Services Parent Holdings, LLC	1st Lien Revolving Loan	631	(404)	227
Empower Payments Investor, LLC	1st Lien Delay Draw Term Loan	68	—	68
Empower Payments Investor, LLC	1st Lien Revolving Loan	60	—	60
Enverus Holdings, Inc.	1st Lien Delay Draw Term Loan	438	—	438
Enverus Holdings, Inc.	1st Lien Revolving Loan	1,052	(31)	1,021
Envisage Dental UK Limited	1st Lien Delay Draw Term Loan	3,475	—	3,475
Enviva Inc.	1st Lien Delay Draw Term Loan	10,905	—	10,905
Erasmus Acquisition Holding B.V.	1st Lien Delay Draw Term Loan	999	—	999
ESHA Research, LLC	1st Lien Revolving Loan	76	(65)	11
Essential Services Holding Corporation	1st Lien Delay Draw Term Loan	4,179	—	4,179
Essential Services Holding Corporation	1st Lien Revolving Loan	2,612	—	2,612
Eternal Aus Bidco Pty Ltd	1st Lien Delay Draw Term Loan	171	—	171
EuroParcs Topholding B.V.	1st Lien Delay Draw Term Loan	292	—	292
Evolent Health LLC	1st Lien Delay Draw Term Loan	8,373	—	8,373
Evolent Health LLC	1st Lien Revolving Loan	3	(2)	1
Excel Fitness Holdings, Inc.	1st Lien Delay Draw Term Loan	122	—	122
Excelitas Technologies Corp.	1st Lien Delay Draw Term Loan	2,092	—	2,092
ExtraHop Networks, Inc.	1st Lien Delay Draw Term Loan	836	—	836
ExtraHop Networks, Inc.	1st Lien Revolving Loan	252	—	252
Fever Labs, Inc.	1st Lien Delay Draw Term Loan	1,635	—	1,635
Fever Labs, Inc.	1st Lien Revolving Loan	2,243	(1,114)	1,129
Finastra USA, Inc.	1st Lien Revolving Loan	2,178	—	2,178
Fitness Ventures Holdings, Inc.	1st Lien Delay Draw Term Loan	1,153	—	1,153
Fitness Ventures Holdings, Inc.	1st Lien Revolving Loan	141	(141)	—
Flexential Topco Corporation	1st Lien Revolving Loan	3,000	(3,000)	—
FL Hawk Intermediate Holdings, Inc.	1st Lien Revolving Loan	1,658	—	1,658
Flint Opco, LLC	1st Lien Delay Draw Term Loan	590	—	590
Flint Opco, LLC	1st Lien Revolving Loan	1	—	1
Flywheel Acquireco, Inc.	1st Lien Revolving Loan	1,665	(1,110)	555
Foundation Consumer Brands, LLC	1st Lien Revolving Loan	389	—	389
Foundation Risk Partners, Corp.	1st Lien Delay Draw Term Loan	1,399	—	1,399
Foundation Risk Partners, Corp.	1st Lien Revolving Loan	3,847	—	3,847
Galway Borrower LLC	1st Lien Delay Draw Term Loan	1,322	—	1,322
Galway Borrower LLC	1st Lien Revolving Loan	1,144	(96)	1,048
GC Waves Holdings, Inc.	1st Lien Delay Draw Term Loan	7,848	—	7,848
GC Waves Holdings, Inc.	1st Lien Revolving Loan	173	—	173

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Generator Buyer, Inc.	1st Lien Delay Draw Term Loan	$357	$—	$357
Generator Buyer, Inc.	1st Lien Revolving Loan	206	—	206
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	1st Lien Delay Draw Term Loan	225	—	225
Gestion ABS Bidco Inc./ABS Bidco Holdings Inc.	1st Lien Revolving Loan	69	—	69
Global Music Rights, LLC	1st Lien Revolving Loan	6,442	—	6,442
GNZ Energy Bidco Limited	1st Lien Delay Draw Term Loan	1,098	—	1,098
GraphPAD Software, LLC	1st Lien Delay Draw Term Loan	3,948	—	3,948
GraphPAD Software, LLC	1st Lien Revolving Loan	1,836	—	1,836
GS SEER Group Borrower LLC	1st Lien Delay Draw Term Loan	66	—	66
GS SEER Group Borrower LLC	1st Lien Revolving Loan	37	—	37
GSV Purchaser, Inc.	1st Lien Delay Draw Term Loan	2,318	—	2,318
GSV Purchaser, Inc.	1st Lien Revolving Loan	1,202	—	1,202
GTCR Everest Borrower, LLC	1st Lien Revolving Loan	211	—	211
GTCR F Buyer Corp.	1st Lien Delay Draw Term Loan	356	—	356
GTCR F Buyer Corp.	1st Lien Revolving Loan	45	—	45
Guidepoint Security Holdings, LLC	1st Lien Delay Draw Term Loan	295	—	295
Guidepoint Security Holdings, LLC	1st Lien Revolving Loan	200	—	200
Hakken Bidco B.V.	1st Lien Delay Draw Term Loan	650	—	650
Hamsard 3713 Limited	1st Lien Delay Draw Term Loan	1,420	—	1,420
Hanger, Inc.	1st Lien Delay Draw Term Loan	114	—	114
Harbourvest Global Private Equity Limited	1st Lien Revolving Loan	24,000	(9,600)	14,400
Heavy Construction Systems Specialists, LLC	1st Lien Revolving Loan	410	—	410
Helios Service Partners, LLC & Astra Service Partners, LLC	1st Lien Delay Draw Term Loan	808	—	808
Helios Service Partners, LLC & Astra Service Partners, LLC	1st Lien Revolving Loan	2	—	2
HH-Stella, Inc.	1st Lien Delay Draw Term Loan	1,301	—	1,301
HH-Stella, Inc.	1st Lien Revolving Loan	444	(127)	317
Higginbotham Insurance Agency, Inc.	1st Lien Delay Draw Term Loan	447	—	447
High Street Buyer, Inc.	1st Lien Delay Draw Term Loan	2,327	—	2,327
High Street Buyer, Inc.	1st Lien Revolving Loan	688	—	688
Highline Aftermarket Acquisition, LLC	1st Lien Revolving Loan	2	—	2
Hills Distribution, Inc.	1st Lien Delay Draw Term Loan	44	—	44
Hills Distribution, Inc.	1st Lien Revolving Loan	1	(1)	—
HP RSS Buyer, Inc.	1st Lien Delay Draw Term Loan	584	—	584
HuFriedy Group Acquisition LLC	1st Lien Delay Draw Term Loan	1,051	—	1,051
HuFriedy Group Acquisition LLC	1st Lien Revolving Loan	2,102	—	2,102
Hyland Software, Inc.	1st Lien Revolving Loan	594	—	594

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Icefall Parent, Inc.	1st Lien Revolving Loan	$154	$—	$154
IFH Franchisee Holdings, LLC	1st Lien Delay Draw Term Loan	880	—	880
IFH Franchisee Holdings, LLC	1st Lien Revolving Loan	1,737	(1,158)	579
IGEA BIDCO S.P.A	1st Lien Delay Draw Term Loan	904	—	904
Indigo Acquisition B.V.	1st Lien Delay Draw Term Loan	337	—	337
Infinity Home Services HoldCo, Inc.	1st Lien Delay Draw Term Loan	5,553	—	5,553
Infinity Home Services HoldCo, Inc.	1st Lien Revolving Loan	456	(57)	399
Inszone Mid, LLC	1st Lien Delay Draw Term Loan	9,756	—	9,756
Inszone Mid, LLC	1st Lien Revolving Loan	1,215	—	1,215
Internet Truckstop Group LLC	1st Lien Revolving Loan	302	—	302
IQN Holding Corp.	1st Lien Revolving Loan	628	(246)	382
IRI Group Holdings, Inc.	1st Lien Revolving Loan	1,305	(261)	1,044
Ivanti Software, Inc.	1st Lien Revolving Loan	460	(176)	284
JMG Group Investments Limited	1st Lien Delay Draw Term Loan	2,312	—	2,312
Kaseya Inc.	1st Lien Delay Draw Term Loan	1,759	—	1,759
Kaseya Inc.	1st Lien Revolving Loan	2,372	(598)	1,774
Kellermeyer Bergensons Services, LLC	1st Lien Delay Draw Term Loan	190	—	190
Kene Acquisition, Inc.	1st Lien Delay Draw Term Loan	713	—	713
Kene Acquisition, Inc.	1st Lien Revolving Loan	265	—	265
Keystone Agency Partners LLC	1st Lien Delay Draw Term Loan	137	—	137
Keystone Agency Partners LLC	1st Lien Revolving Loan	20	(12)	8
Kings Buyer, LLC	1st Lien Revolving Loan	116	(29)	87
KPS Global LLC	1st Lien Revolving Loan	1,359	—	1,359
Laboratories Bidco LLC	1st Lien Revolving Loan	1,571	(803)	768
LBC Woodlands Purchaser LLC	1st Lien Delay Draw Term Loan	566	—	566
LBC Woodlands Purchaser LLC	1st Lien Revolving Loan	611	—	611
LeanTaaS Holdings, Inc.	1st Lien Delay Draw Term Loan	3,227	—	3,227
Legends Hospitality Holding Company, LLC	1st Lien Delay Draw Term Loan	354	—	354
Legends Hospitality Holding Company, LLC	1st Lien Revolving Loan	599	(60)	539
Leviathan Intermediate Holdco, LLC	1st Lien Revolving Loan	13	—	13
LGDN Bidco Limited	1st Lien Delay Draw Term Loan	269	—	269
Lightbeam Bidco, Inc.	1st Lien Delay Draw Term Loan	365	—	365
Lightbeam Bidco, Inc.	1st Lien Revolving Loan	1	—	1
LivTech Purchaser, Inc.	1st Lien Delay Draw Term Loan	1,474	—	1,474
LivTech Purchaser, Inc.	1st Lien Revolving Loan	384	—	384
LJo Finco AB	1st Lien Delay Draw Term Loan	4,344	—	4,344
LJo Finco AB	1st Lien Revolving Loan	7,540	(5,954)	1,586
Lowe P27 Bidco Limited	1st Lien Delay Draw Term Loan	176	—	176
Magellan Bidco	1st Lien Delay Draw Term Loan	173	—	173

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Majesco	1st Lien Revolving Loan	$624	$—	$624
Mavis Tire Express Services Topco, Corp.	1st Lien Revolving Loan	1	(1)	—
MEDLAR BIDCO LIMITED	1st Lien Delay Draw Term Loan	12,035	—	12,035
Metatiedot Bidco Oy	1st Lien Delay Draw Term Loan	878	—	878
Metatiedot Bidco Oy	1st Lien Revolving Loan	579	(85)	494
Meyer Laboratory, LLC	1st Lien Delay Draw Term Loan	224	—	224
Meyer Laboratory, LLC	1st Lien Revolving Loan	190	—	190
Monica Holdco (US), Inc.	1st Lien Revolving Loan	1,009	—	1,009
Mountaineer Merger Corporation	1st Lien Revolving Loan	5,375	(3,885)	1,490
Mr. Greens Intermediate, LLC	1st Lien Delay Draw Term Loan	967	—	967
Mr. Greens Intermediate, LLC	1st Lien Revolving Loan	114	—	114
MRI Software LLC	1st Lien Revolving Loan	541	(30)	511
Mustang Prospects Purchaser, LLC	1st Lien Delay Draw Term Loan	328	—	328
Mustang Prospects Purchaser, LLC	1st Lien Revolving Loan	284	—	284
MWG BidCo ApS	1st Lien Delay Draw Term Loan	276	—	276
Nelipak Holding Company	1st Lien Delay Draw Term Loan	1,139	—	1,139
Nelipak Holding Company	1st Lien Revolving Loan	524	(200)	324
Neptune BidCo US Inc.	1st Lien Revolving Loan	2,988	—	2,988
Netsmart Technologies, Inc.	1st Lien Delay Draw Term Loan	4,473	—	4,473
Netsmart Technologies, Inc.	1st Lien Revolving Loan	5,311	—	5,311
Network Bidco B.V.	1st Lien Delay Draw Term Loan	1,400	—	1,400
New Churchill Holdco LLC	1st Lien Delay Draw Term Loan	1,166	—	1,166
New Churchill Holdco LLC	1st Lien Revolving Loan	151	—	151
Next Holdco, LLC	1st Lien Delay Draw Term Loan	255	—	255
Next Holdco, LLC	1st Lien Revolving Loan	37	—	37
NMC Skincare Intermediate Holdings II, LLC	1st Lien Revolving Loan	470	(187)	283
North American Science Associates, LLC	1st Lien Revolving Loan	2,499	(2,499)	—
North Haven Fairway Buyer, LLC	1st Lien Delay Draw Term Loan	1,151	—	1,151
North Haven Fairway Buyer, LLC	1st Lien Revolving Loan	13	(7)	6
North Haven Stack Buyer, LLC	1st Lien Delay Draw Term Loan	586	—	586
North Haven Stack Buyer, LLC	1st Lien Revolving Loan	458	(157)	301
North Star Acquisitionco, LLC and Toucan Bidco Limited	1st Lien Delay Draw Term Loan	28	—	28
North Star Acquisitionco, LLC and Toucan Bidco Limited	1st Lien Revolving Loan	621	—	621
Northwinds Holding, Inc.	1st Lien Delay Draw Term Loan	2,321	—	2,321
Northwinds Holding, Inc.	1st Lien Revolving Loan	885	(133)	752
Oakbridge Insurance Agency LLC	1st Lien Delay Draw Term Loan	386	—	386
Oakbridge Insurance Agency LLC	1st Lien Revolving Loan	114	(19)	95
Odevo AB	1st Lien Delay Draw Term Loan	516	—	516

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Olympia Acquisition, Inc.	1st Lien Delay Draw Term Loan	$54	$—	$54
OMH-HealthEdge Holdings, LLC	1st Lien Revolving Loan	878	—	878
Optio Group Limited	1st Lien Delay Draw Term Loan	1,506	—	1,506
Orange Barrel Media, LLC/IKE Smart City, LLC	1st Lien Delay Draw Term Loan	3,411	—	3,411
Orange Barrel Media, LLC/IKE Smart City, LLC	1st Lien Revolving Loan	2,080	—	2,080
Pallas NZ Funding Trust No. 1	1st Lien Revolving Loan	3,556	(3,556)	—
Pallas Funding Trust No.2	1st Lien Delay Draw Term Loan	599	—	599
Panther NewCo	1st Lien Delay Draw Term Loan	1,231	—	1,231
Paragon 28, Inc.	1st Lien Delay Draw Term Loan	1,217	—	1,217
Paragon 28, Inc.	1st Lien Revolving Loan	2	(1)	1
Paris US Holdco, Inc. & 1001028292 Ontario Inc.	1st Lien Delay Draw Term Loan	1,516	—	1,516
Paris US Holdco, Inc. & 1001028292 Ontario Inc.	1st Lien Revolving Loan	1,074	—	1,074
Pathstone Family Office LLC	1st Lien Delay Draw Term Loan	722	—	722
Pathstone Family Office LLC	1st Lien Revolving Loan	629	—	629
Patriot Container Corp.	1st Lien Delay Draw Term Loan	2,252	—	2,252
Patriot Growth Insurance Services, LLC	1st Lien Revolving Loan	250	(125)	125
PCIA SPV-3, LLC	1st Lien Delay Draw Term Loan	619	—	619
PCIA SPV-3, LLC	1st Lien Revolving Loan	321	—	321
PCS Midco, Inc.	1st Lien Delay Draw Term Loan	173	—	173
PCS Midco, Inc.	1st Lien Revolving Loan	74	(13)	61
PDDS Holdco, Inc.	1st Lien Delay Draw Term Loan	115	—	115
PDDS Holdco, Inc.	1st Lien Revolving Loan	58	(17)	41
PDI TA Holdings, Inc.	1st Lien Delay Draw Term Loan	210	—	210
PDI TA Holdings, Inc.	1st Lien Revolving Loan	185	—	185
People Corporation	1st Lien Delay Draw Term Loan	5,056	—	5,056
People Corporation	1st Lien Revolving Loan	790	(544)	246
Perigon Wealth Management, LLC	1st Lien Delay Draw Term Loan	1,437	—	1,437
Perigon Wealth Management, LLC	1st Lien Revolving Loan	250	—	250
PestCo, LLC	1st Lien Delay Draw Term Loan	99	—	99
PestCo, LLC	1st Lien Revolving Loan	2	—	2
Phoenix YW Buyer, Inc.	1st Lien Revolving Loan	979	—	979
Pinnacle MEP Intermediate Holdco LLC	1st Lien Delay Draw Term Loan	1,462	—	1,462
Pinnacle MEP Intermediate Holdco LLC	1st Lien Revolving Loan	518	(104)	414
Pluralsight, LLC	1st Lien Delay Draw Term Loan	1,322	—	1,322
Pluralsight, LLC	1st Lien Revolving Loan	529	—	529
PracticeTek Purchaser, LLC	1st Lien Delay Draw Term Loan	2,254	—	2,254
PracticeTek Purchaser, LLC	1st Lien Revolving Loan	2	(1)	1

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Precision Concepts International LLC	1st Lien Revolving Loan	$311	$(93)	$218
Premier Specialties, Inc.	1st Lien Revolving Loan	386	(116)	270
Premiere Buyer, LLC	1st Lien Delay Draw Term Loan	511	—	511
Premiere Buyer, LLC	1st Lien Revolving Loan	891	—	891
Premise Health Holding Corp.	1st Lien Revolving Loan	387	—	387
Prime Dental Alliance B.V.	1st Lien Delay Draw Term Loan	422	—	422
Priority Waste Holdings LLC	1st Lien Revolving Loan	2	(2)	—
ProfitSolv Purchaser, Inc.	1st Lien Delay Draw Term Loan	390	—	390
ProfitSolv Purchaser, Inc.	1st Lien Revolving Loan	808	(411)	397
Project Essential Bidco, Inc.	1st Lien Revolving Loan	121	—	121
Proofpoint, Inc.	1st Lien Revolving Loan	240	—	240
PSC Parent, Inc.	1st Lien Delay Draw Term Loan	1,056	—	1,056
PSC Parent, Inc.	1st Lien Revolving Loan	993	(708)	285
Pye-Barker Fire & Safety, LLC	1st Lien Delay Draw Term Loan	1,875	—	1,875
Pye-Barker Fire & Safety, LLC	1st Lien Revolving Loan	689	(86)	603
QBS Parent, Inc.	1st Lien Revolving Loan	488	—	488
QF Holdings, Inc.	1st Lien Revolving Loan	318	(138)	180
Quick Quack Car Wash Holdings, LLC	1st Lien Delay Draw Term Loan	383	—	383
Quick Quack Car Wash Holdings, LLC	1st Lien Revolving Loan	366	—	366
Radius Aerospace Europe Limited	1st Lien Revolving Loan	373	(373)	—
Radius Aerospace, Inc.	1st Lien Revolving Loan	860	(487)	373
Raptor Technologies, LLC (Sycamore Bidco Ltd)	1st Lien Revolving Loan	1,679	—	1,679
Raven Acquisition Holdings, LLC	1st Lien Delay Draw Term Loan	733	—	733
Raven Acquisition Holdings, LLC	1st Lien Revolving Loan	1,424	—	1,424
Rawlings Sporting Goods Company, Inc.	1st Lien Revolving Loan	3,147	(2,091)	1,056
RB Holdings Interco, LLC	1st Lien Revolving Loan	698	(500)	198
Reagent Chemical & Research, LLC	1st Lien Revolving Loan	564	—	564
Reddy Ice LLC	1st Lien Revolving Loan	6,036	—	6,036
Redwood Services, LLC	1st Lien Delay Draw Term Loan	4,172	—	4,172
Redwood Services, LLC	1st Lien Revolving Loan	282	(106)	176
Registrar Intermediate, LLC	1st Lien Revolving Loan	765	(599)	166
Relativity ODA LLC	1st Lien Revolving Loan	2	—	2
Repairify, Inc.	1st Lien Revolving Loan	766	(766)	—
Revalize, Inc.	1st Lien Revolving Loan	227	(165)	62
RFS Opco LLC	1st Lien Delay Draw Term Loan	1,303	—	1,303
Ristretto Bidco B.V.	1st Lien Delay Draw Term Loan	5,831	—	5,831
Ristretto Bidco B.V.	1st Lien Revolving Loan	3,531	—	3,531
RMS Holdco II, LLC	1st Lien Revolving Loan	883	—	883
Rodeo AcquisitionCo LLC	1st Lien Revolving Loan	312	(127)	185
Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Royal Borrower, LLC	1st Lien Delay Draw Term Loan	$1,345	$—	$1,345
Royal Borrower, LLC	1st Lien Revolving Loan	805	—	805
Rubicone Bidco Limited	1st Lien Delay Draw Term Loan	466	—	466
Runway Bidco, LLC	1st Lien Delay Draw Term Loan	258	—	258
Runway Bidco, LLC	1st Lien Revolving Loan	116	—	116
RWA Wealth Partners, LLC	1st Lien Delay Draw Term Loan	2,366	—	2,366
RWA Wealth Partners, LLC	1st Lien Revolving Loan	744	—	744
SageSure Holdings, LLC	1st Lien Delay Draw Term Loan	7,325	—	7,325
Saldon Holdings, Inc.	1st Lien Delay Draw Term Loan	235	—	235
Saldon Holdings, Inc.	1st Lien Revolving Loan	469	(35)	434
Sapphire Software Buyer, Inc.	1st Lien Revolving Loan	1,491	—	1,491
Schill Landscaping and Lawn Care Services, LLC	1st Lien Delay Draw Term Loan	742	—	742
Schill Landscaping and Lawn Care Services, LLC	1st Lien Revolving Loan	720	(252)	468
SCM Insurance Services Inc.	1st Lien Revolving Loan	1	—	1
Service Logic Acquisition, Inc.	1st Lien Revolving Loan	1,007	—	1,007
Seventeen Group Limited	1st Lien Delay Draw Term Loan	136	—	136
Severin Acquisition, LLC	1st Lien Delay Draw Term Loan	9,155	—	9,155
Severin Acquisition, LLC	1st Lien Revolving Loan	5,768	—	5,768
SG Acquisition, Inc.	1st Lien Revolving Loan	418	—	418
Shermco Intermediate Holdings, Inc.	1st Lien Delay Draw Term Loan	4,749	—	4,749
Shermco Intermediate Holdings, Inc.	1st Lien Revolving Loan	2,479	(1,198)	1,281
SIG Parent Holdings, LLC	1st Lien Delay Draw Term Loan	2,134	—	2,134
SIG Parent Holdings, LLC	1st Lien Revolving Loan	667	—	667
Sigma Electric Manufacturing Corporation	1st Lien Revolving Loan	1	—	1
Silk Holdings III Corp.	1st Lien Revolving Loan	12,037	(6,687)	5,350
Smarsh Inc.	1st Lien Delay Draw Term Loan	445	—	445
Smarsh Inc.	1st Lien Revolving Loan	227	(91)	136
Solar Bidco Limited	1st Lien Delay Draw Term Loan	781	—	781
Spaceship Purchaser, Inc.	1st Lien Delay Draw Term Loan	4,397	—	4,397
Spaceship Purchaser, Inc.	1st Lien Revolving Loan	1,411	—	1,411
Spark Purchaser, Inc.	1st Lien Revolving Loan	281	—	281
Spitfire Bidco Limited	1st Lien Delay Draw Term Loan	3,096	—	3,096
ST Athena Global LLC	1st Lien Delay Draw Term Loan	174	—	174
ST Athena Global LLC	1st Lien Revolving Loan	695	(168)	527
Steward Partners Global Advisory, LLC	1st Lien Delay Draw Term Loan	388	—	388
Sugar PPC Buyer LLC	1st Lien Delay Draw Term Loan	1,172	—	1,172
Sun Acquirer Corp.	1st Lien Delay Draw Term Loan	13,072	—	13,072
Sun Acquirer Corp.	1st Lien Revolving Loan	1,638	—	1,638

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Sunbit Receivables Trust IV	1st Lien Revolving Loan	$5,000	$(3,000)	$2,000
Sundance Group Holdings, Inc.	1st Lien Revolving Loan	2	(1)	1
Sunvair Aerospace Group, Inc.	1st Lien Delay Draw Term Loan	1,683	—	1,683
Sunvair Aerospace Group, Inc.	1st Lien Revolving Loan	653	—	653
Superman Holdings, LLC	1st Lien Delay Draw Term Loan	2,843	—	2,843
Superman Holdings, LLC	1st Lien Revolving Loan	1,259	—	1,259
Supplying Demand, Inc.	1st Lien Revolving Loan	6,256	—	6,256
SV Newco 2, Inc.	1st Lien Delay Draw Term Loan	587	—	587
SV Newco 2, Inc.	1st Lien Revolving Loan	588	—	588
Symplr Software Inc.	1st Lien Revolving Loan	1	—	1
Systems Planning and Analysis, Inc.	1st Lien Revolving Loan	1,004	—	1,004
Tandarts Today Holding B.V.	1st Lien Delay Draw Term Loan	1,348	—	1,348
TCI Buyer LLC	1st Lien Delay Draw Term Loan	6,705	—	6,705
TCI Buyer LLC	1st Lien Revolving Loan	3,017	—	3,017
TCP Hawker Intermediate LLC	1st Lien Delay Draw Term Loan	2,382	—	2,382
TCP Hawker Intermediate LLC	1st Lien Revolving Loan	5,995	(3,384)	2,611
The Hiller Companies, LLC	1st Lien Delay Draw Term Loan	784	—	784
The Hiller Companies, LLC	1st Lien Revolving Loan	965	—	965
The Mather Group, LLC	1st Lien Revolving Loan	750	(175)	575
The Ultimus Group Midco, LLC	1st Lien Delay Draw Term Loan	448	—	448
The Ultimus Group Midco, LLC	1st Lien Revolving Loan	537	—	537
Thermostat Purchaser III, Inc.	1st Lien Revolving Loan	100	(46)	54
Transit Technologies LLC	1st Lien Delay Draw Term Loan	1,354	—	1,354
Transit Technologies LLC	1st Lien Revolving Loan	839	—	839
Truck-Lite Co., LLC and Ecco Holdings Corp.	1st Lien Delay Draw Term Loan	1,229	—	1,229
Truck-Lite Co., LLC and Ecco Holdings Corp.	1st Lien Revolving Loan	1,333	—	1,333
Truist Insurance Holdings, LLC	1st Lien Revolving Loan	654	—	654
TSS Buyer, LLC	1st Lien Delay Draw Term Loan	95	—	95
Two Six Labs, LLC	1st Lien Delay Draw Term Loan	3,768	—	3,768
Two Six Labs, LLC	1st Lien Revolving Loan	2,561	—	2,561
Unifi Aviation North America, LLC	1st Lien Delay Draw Term Loan	565	—	565
Unifi Aviation North America, LLC	1st Lien Revolving Loan	1	—	1
United Digestive MSO Parent, LLC	1st Lien Delay Draw Term Loan	1,447	—	1,447
United Digestive MSO Parent, LLC	1st Lien Revolving Loan	168	(21)	147
UP Intermediate II LLC	1st Lien Revolving Loan	326	—	326
US Salt Investors, LLC	1st Lien Revolving Loan	679	—	679
Vantage Data Centers Europe S.a r.l.	1st Lien Delay Draw Term Loan	3,070	—	3,070
Verista, Inc.	1st Lien Revolving Loan	2,000	(167)	1,833

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Vertex Service Partners, LLC	1st Lien Delay Draw Term Loan	$5,896	$—	$5,896
Vertex Service Partners, LLC	1st Lien Revolving Loan	210	(186)	24
Victors Purchaser, LLC	1st Lien Delay Draw Term Loan	2,927	—	2,927
Victors Purchaser, LLC	1st Lien Revolving Loan	2,223	(332)	1,891
Viper Bidco, Inc.	1st Lien Delay Draw Term Loan	748	—	748
Viper Bidco, Inc.	1st Lien Revolving Loan	618	—	618
Visual Edge Technology, Inc.	1st Lien Delay Draw Term Loan	50	—	50
Vobev, LLC	1st Lien Delay Draw Term Loan	1,635	—	1,635
Vobev, LLC	1st Lien Revolving Loan	1	(1)	—
VPP Intermediate Holdings, LLC	1st Lien Delay Draw Term Loan	87	—	87
VPP Intermediate Holdings, LLC	1st Lien Revolving Loan	315	—	315
VRC Companies, LLC	1st Lien Revolving Loan	1,342	—	1,342
W.S. Connelly & Co., LLC	1st Lien Delay Draw Term Loan	271	—	271
W.S. Connelly & Co., LLC	1st Lien Revolving Loan	1,778	(914)	864
Watermill Express, LLC	1st Lien Delay Draw Term Loan	355	—	355
Watermill Express, LLC	1st Lien Revolving Loan	507	(190)	317
Watt Holdco Limited	1st Lien Delay Draw Term Loan	456	—	456
Waverly Advisors, LLC	1st Lien Delay Draw Term Loan	434	—	434
Waverly Advisors, LLC	1st Lien Revolving Loan	375	(200)	175
WCI-BXC Purchaser, LLC	1st Lien Revolving Loan	34	—	34
Wealth Enhancement Group, LLC	1st Lien Delay Draw Term Loan	6,084	—	6,084
Wealth Enhancement Group, LLC	1st Lien Revolving Loan	1,378	—	1,378
WebPT, Inc.	1st Lien Revolving Loan	216	(114)	102
Wellington Bidco Inc.	1st Lien Delay Draw Term Loan	653	—	653
Wellington Bidco Inc.	1st Lien Revolving Loan	804	(110)	694
Wellington-Altus Financial Inc.	1st Lien Delay Draw Term Loan	797	—	797
Wellington-Altus Financial Inc.	1st Lien Revolving Loan	319	—	319
Wellness AcquisitionCo, Inc.	1st Lien Delay Draw Term Loan	335	—	335
Wellness AcquisitionCo, Inc.	1st Lien Revolving Loan	504	—	504
Witherslack Bidco Limited	1st Lien Delay Draw Term Loan	11,530	—	11,530
WorkWave Intermediate II, LLC	1st Lien Revolving Loan	460	(101)	359
World Insurance Associates, LLC	1st Lien Delay Draw Term Loan	803	—	803
World Insurance Associates, LLC	1st Lien Revolving Loan	60	—	60
Worldwide Produce Acquisition, LLC	1st Lien Revolving Loan	21	—	21
WRE Sports Investments LLC	1st Lien Delay Draw Term Loan	1,840	—	1,840
WSBidCo Limited	1st Lien Delay Draw Term Loan	361	—	361
WSHP FC Acquisition LLC	1st Lien Revolving Loan	2,946	(1,837)	1,109
YE Brands Holdings, LLC	1st Lien Delay Draw Term Loan	142	—	142
YE Brands Holdings, LLC	1st Lien Revolving Loan	297	(202)	95

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
ZB Holdco LLC	1st Lien Delay Draw Term Loan	$173	$—	$173
ZB Holdco LLC	1st Lien Revolving Loan	637	(382)	255
Zinc Buyer Corporation	1st Lien Delay Draw Term Loan	418	—	418
Zinc Buyer Corporation	1st Lien Revolving Loan	407	—	407
		$734,797	$(103,583)	$631,214

(h)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(i)  Loan or bond was on non-accrual status as of December 31, 2024.

(j)  Non-income producing security as of December 31, 2024.

(k)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(l)  The Fund sold a participating interest of CAD $7,579 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles ("GAAP"), the Fund recorded a corresponding secured borrowing of $5,269 at fair value, included in "accrued expenses and other payables" in the consolidated statement of assets and liabilities. As of December 31, 2024, the interest rate in effect for the secured borrowing was 12.15%.

As of December 31, 2024, the aggregate cost of securities for federal income tax purposes was $6,406,786. Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$185,107
Gross unrealized depreciation	(220,944)
Net unrealized depreciation	$(35,837)

Forward currency contracts as of December 31, 2024 were as follows:

Description	Notional Amount to be Purchased		Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Foreign currency forward contract		$216,095		€208,439	Morgan Stanley Capital Services LLC	January 24, 2025	$7,483
Foreign currency forward contract	NOK	208,362		$18,303	Morgan Stanley Capital Services LLC	January 24, 2025	(41)
Foreign currency forward contract		$119,187		£95,219	Morgan Stanley Capital Services LLC	January 24, 2025	3,780
Foreign currency forward contract		$107,437		£85,835	Goldman Sachs International	January 24, 2025	3,551
Foreign currency forward contract		$46,632		€44,980	Goldman Sachs International	January 24, 2025	1,894
Foreign currency forward contract		$39,027	NOK	444,277	Morgan Stanley Capital Services LLC	January 24, 2025	1,119
Foreign currency forward contract		$28,283	SEK	312,564	Goldman Sachs International	January 24, 2025	1,332
Foreign currency forward contract		€19,459		$20,175	Morgan Stanley Capital Services LLC	January 24, 2025	(105)
Foreign currency forward contract		$15,263	CAD	21,925	Goldman Sachs International	January 21, 2025	71
Foreign currency forward contract		$14,550	CAD	20,900	Morgan Stanley Capital Services LLC	January 24, 2025	391
Foreign currency forward contract		$10,811	NZD	19,321	Goldman Sachs International	January 24, 2025	797
Foreign currency forward contract		$8,811	DKK	63,367	Morgan Stanley Capital Services LLC	January 24, 2025	376

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Description	Notional Amount to be Purchased		Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
Foreign currency forward contract		$8,355	CAD	12,000	Goldman Sachs International	January 24, 2025	$331
Foreign currency forward contract		$6,994	AUD	11,300	Goldman Sachs International	January 24, 2025	509
Foreign currency forward contract		$4,589	DKK	33,000	Goldman Sachs International	January 24, 2025	200
Foreign currency forward contract		$4,244	AUD	6,857	Morgan Stanley Capital Services LLC	January 17, 2025	329
Foreign currency forward contract		$4,209		£3,371	Goldman Sachs International	August 21, 2026	(37)
Foreign currency forward contract		$3,635	PLN	15,023	Goldman Sachs International	January 24, 2025	81
Foreign currency forward contract		$1,912	AUD	3,089	Morgan Stanley Capital Services LLC	January 24, 2025	136
Foreign currency forward contract		$1,767		€1,704	Morgan Stanley Capital Services LLC	January 17, 2025	81
Foreign currency forward contract	CAD	1,767		$1,230	Morgan Stanley Capital Services LLC	January 24, 2025	3
Foreign currency forward contract		$1,552	SEK	17,150	Morgan Stanley Capital Services LLC	January 24, 2025	70
Foreign currency forward contract		$562	NOK	6,400	Goldman Sachs International	January 24, 2025	19
Foreign currency forward contract		$313	NZD	558	Morgan Stanley Capital Services LLC	January 17, 2025	22
Total							$22,392

Interest rate swaps as of December 31, 2024 were as follows:

Description	MRPS	Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Change in Unrealized Appreciation/ (Depreciation)
Interest rate swap	Series H MRPS	6.250%	SOFR +1.7420%	Goldman Sachs International	06/07/2027	$100,000	$829	$—	$829
Interest rate swap	Series I MRPS	6.350%	SOFR +2.0865%	Goldman Sachs International	06/07/2029	50,000	268	—	268
Interest rate swap	Series J MRPS	6.350%	SOFR +2.0895%	Goldman Sachs International	07/03/2029	50,000	271	—	271
Interest rate swap (1)	Series K MRPS	5.940%	SOFR +1.9950%	Goldman Sachs International	01/15/2030	150,000	(928)	—	(928)
Interest rate swap (1)	Series L MRPS	6.070%	SOFR +2.1530%	Goldman Sachs International	04/14/2032	150,000	(1,536)	—	(1,536)
Total						$500,000	$(1,096)	$—	$(1,096)

(1)  In December 2024, the Fund entered into interest rate swaps in connection with the Fund's agreement, which was entered into in January 2025, with certain institutional accredited investors to issue and sell Series K MRPS and Series L MRPS. See Note 13 for more information on the Series K MRPS and Series L MRPS.

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

Securities sold short as of December 31, 2024 were as follows:

Corporate Bonds Sold Short

Company	Industry	Interest Rate	Maturity Date	Principal Amount	Value	% of Net Assets
BCPE Ulysses Intermediate Inc	Capital Goods	7.75%	04/01/2027	$(1,725)	$(1,710)
Total Corporate Bonds Sold Short (Cost $(1,675))					$(1,710)	—%

Swaps outstanding as of December 31, 2024 were as follows:

Swaps: Centrally Cleared or Exchange Traded

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY S41 5Y	Q	5.00%	12/20/2028	ICE	$10,395	$(841)	$(618)	$(223)
Total Swaps — Buy Protection: Centrally Cleared or Exchange Traded						$(841)	$(618)	$(223)

Swaps: Over the Counter

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY S39 Tranche 15-25	Q	5.00%	12/20/2027	Goldman Sachs International	$7,418	$(675)	$(427)	$(248)
CMBX.NA.BBB—S9	M	3.00%	09/17/2058	Goldman Sachs International	1,030	162	246	(84)
Total Swaps — Buy Protection: Over the Counter						$(513)	$(181)	$(332)

Credit Default Swaps on Credit Indices — Sell Protection (4)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SRT CDS Tranche 95.12-99.23	M	5.25%	09/30/2031	Goldman Sachs International	$(11,402)	$3	$—	$3
Total Swaps — Sell Protection: Over the Counter						$3	$—	$3

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap.

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

(in thousands, except shares, percentages and as otherwise noted)

(3)  The quoted market prices and resulting values for credit default swaps on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

AUD  Australian Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pounds

NOK  Norwegian Krone

NZD  New Zealand Dollars

PLN  Polish Zloty

SEK  Swedish Krone

USD  U.S. Dollars

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

December 31, 2024
(in thousands)

Assets:
Investments in unaffiliated issuers, at fair value (cost $6,421,066)	$6,371,798
Derivatives	24,108
Cash	154,858
Cash denominated in foreign currency, at value (cost $19,288)	19,289
Due from brokers	47,575
Receivable for common shares issued by the Fund	36,195
Receivable for securities sold	101,012
Interest and dividend receivable	47,567
Other assets	15,294
Total assets	$6,817,696
Liabilities:
Debt	$1,422,157
Mandatory redeemable preferred shares (liquidation preference $770,000, net of unamortized deferred issuance costs of $5,273)	764,727
Securities sold short (cost $1,675)	1,710
Derivatives	3,322
Payable for securities purchased	194,124
Interest and facility fees payable	18,887
Accrued expenses and other payables	74,463
Total liabilities	2,479,390
Commitments and contingencies (See Note 2)
Net assets	$4,338,306
Net assets consist of:
Paid-in capital	$4,319,303
Accumulated undistributed earnings	19,003
Net assets	$4,338,306

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2024
(in thousands, except per share data)

Common shares:
Class A:
Net Assets	$90,043
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,588
Net Asset Value Per Share	$25.09
Maximum Offering Price Per Share	$26.63
Class C:
Net Assets	$73,279
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,939
Net Asset Value Per Share	$24.93
Class I:
Net Assets	$3,378,787
Shares Outstanding ($.001 par value; unlimited shares authorized)	133,237
Net Asset Value Per Share	$25.36
Class L:
Net Assets	$12,552
Shares Outstanding ($.001 par value; unlimited shares authorized)	498
Net Asset Value Per Share	$25.18
Maximum Offering Price Per Share	$26.30
Class U:
Net Assets	$614,678
Shares Outstanding ($.001 par value; unlimited shares authorized)	24,360
Net Asset Value Per Share	$25.23
Class U-2:
Net Assets	$133,700
Shares Outstanding ($.001 par value; unlimited shares authorized)	5,305
Net Asset Value Per Share	$25.20
Maximum Offering Price Per Share	$25.85
Class W:
Net Assets	$35,267
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,390
Net Asset Value Per Share	$25.37
Maximum Offering Price Per Share	$26.16

See accompanying notes to consolidated financial statements.

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the year ended December 31, 2024
(in thousands)

Investment income:
Interest income	$579,354
Dividend income	31,838
Total investment income	611,192
Expenses:
Management fee (Note 3)	68,011
Incentive fee (Note 3)	60,221
Interest and credit facility fees (Note 6 and 7)	108,530
Shareholder service expense and distribution fees (Note 3)	6,105
Other expenses	16,832
Total operating expenses	259,699
Tax expenses (Note 10)	8,095
Total expenses	267,794
Net investment income	343,398
Realized and unrealized gains (losses) on investments, foreign currency and derivative contracts
Net realized losses on investments	(20,606)
Net realized losses on securities sold short	(97)
Net realized losses on derivative contracts	(7,145)
Net realized losses on foreign currency	(582)
Net unrealized gains on investments	1,062
Net unrealized gains on securities sold short	45
Net unrealized gains on derivative contracts	36,383
Net unrealized gains on foreign currency	7,256
Net realized and unrealized gains on investments, foreign currency and other transactions	16,316
Net increase in net assets resulting from operations	$359,714

See accompanying notes to consolidated financial statements.

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase (decrease) in net assets from operations:
Net investment income	$343,398	$278,441
Net realized losses on investments, foreign currency and other transactions	(28,430)	(34,449)
Net unrealized gains on investments, foreign currency and other transactions	44,746	105,518
Net increase from operations	359,714	349,510
Distributions to shareholders from (Note 2):
Distributed earnings — Class A	(7,211)	(5,157)
Distributed earnings — Class C	(6,150)	(5,652)
Distributed earnings — Class I	(267,847)	(171,051)
Distributed earnings — Class L	(1,052)	(858)
Distributed earnings — Class U	(45,625)	(32,512)
Distributed earnings — Class U-2	(9,994)	(6,983)
Distributed earnings — Class W	(3,023)	(2,627)
Total distributions	(340,902)	(224,840)
Increase in net assets from operations and distributions	18,812	124,670
Share transactions:
Class A:
Proceeds of shares issued	30,856	16,142
Value of distributions reinvested	1,169	1,243
Cost of shares repurchased	(10,562)	(10,903)
Net increase from share operations	21,463	6,482
Class C:
Proceeds of shares issued	426	7,637
Value of distributions reinvested	2,739	2,613
Cost of shares repurchased	(9,629)	(8,058)
Net (decrease) increase from share operations	(6,464)	2,192
Class I:
Proceeds of shares issued	1,201,363	721,481
Value of distributions reinvested	51,863	40,766
Cost of shares repurchased	(320,783)	(241,871)
Net increase from share operations	932,443	520,376
Class L:
Proceeds of shares issued	909	273
Value of distributions reinvested	737	611
Cost of shares repurchased	(448)	(627)
Net increase from share operations	1,198	257

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets (continued)

(in thousands)

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Class U:
Proceeds of shares issued	128,875	76,019
Value of distributions reinvested	33,706	24,403
Cost of shares repurchased	(28,072)	(31,821)
Net increase from share operations	134,509	68,601
Class U-2:
Proceeds of shares issued	33,774	22,286
Value of distributions reinvested	7,464	5,334
Cost of shares repurchased	(14,969)	(9,913)
Net increase from share operations	26,269	17,707
Class W:
Value of distributions reinvested	2,042	1,952
Cost of shares repurchased	(1,186)	(1,399)
Net increase from share operations	856	553
Total increase in net assets	1,129,086	740,838
Net Assets, beginning of period	3,209,220	2,468,382
Net Assets, end of period	$4,338,306	$3,209,220

See accompanying notes to consolidated financial statements.

Annual Report 2024

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the year ended December 31, 2024
(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$359,714
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(4,523,588)
Proceeds from the sale of investments	2,619,804
Proceeds from securities sold short	1,667
Purchases to cover securities sold short	(743)
Purchases of derivative contracts	(6,460)
Proceeds from the sale of derivative contracts	97
Amortization and accretion of discounts and premiums, net	(19,947)
Net realized and unrealized losses on investments	19,544
Net realized and unrealized losses on securities sold short	52
Net realized and unrealized gains on derivative contracts	(29,238)
Net realized and unrealized gains on foreign currency	(6,674)
Amortization of debt issuance cost	5,443
Payment-in-kind ("PIK") interest	(29,223)
PIK dividends	(28,872)
Collections of PIK interest	5,850
Collections of PIK dividends	31
Changes in operating assets and liabilities:
Due from brokers	(5,581)
Interest and dividend receivable	(13,334)
Other assets	(223)
Interest and facility fees payable	10,641
Accrued expenses and other payables	16,861
Net cash used in operating activities	(1,624,179)
Financing activities:
Borrowings on debt	2,207,000
Repayments of debt	(1,457,899)
Proceeds from issuance of mandatory redeemable preferred shares	200,000
Deferred debt and mandatory redeemable preferred shares issuance costs	(17,899)
Proceeds of common shares issued	1,384,996
Cost of common shares repurchased	(385,649)
Distributions to shareholders	(340,902)
Value of distributions reinvested	99,720
Net cash provided by financing activities	1,689,367
Change in Cash	65,188
Cash, Beginning of Period	108,959
Cash, End of Period	$174,147
Supplemental disclosure of cash flow information:
Cash paid for interest on mandatory redeemable preferred shares and credit facilities during the period	$92,304
Cash paid for taxes during the period	$5,559

See accompanying notes to consolidated financial statements.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class A
Per share data:
Net asset value, beginning of period	$24.96		$23.86		$25.75		$25.13		$25.93
Income from investment operations:
Net investment income(a)	2.27		2.50		1.62		1.46		1.40
Net realized and unrealized gains (losses)	0.11		0.61		(2.09)		0.55		(0.80)
Total income (loss) from investment operations	2.38		3.11		(0.47)		2.01		0.60
Less distributions declared to shareholders:
From net investment income	(2.25)		(2.01)		(1.42)		(1.39)		(1.40)
Total distributions	(2.25)		(2.01)		(1.42)		(1.39)		(1.40)
Net asset value, end of period	$25.09		$24.96		$23.86		$25.75		$25.13
Total return, excluding expense support(b)	9.91%		13.53%		(1.70)%		8.93%		3.61%
Total return, including expense support(b)	9.91%		13.53%		(1.84)%		8.21%		2.77%
Ratios to average net assets/supplemental data:
Net assets, end of period	$90,043		$68,153		$58,829		$62,031		$58,881
Including interest expense:
Expenses, excluding expense support(d)(g)	7.13	%(h)	6.97	%(h)	4.92	%(h)	3.11	%(h)	3.44%
Expenses, including expense support(d)(f)(g)	7.13	%(h)	6.97	%(h)	5.06	%(h)	3.83	%(h)	4.28%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.25%		4.40%		3.40%		2.46%		2.90%
Expenses, including expense support(d)(f)(g)	4.25%		4.40%		3.54%		3.18%		3.73%
Net investment income(d)	9.05%		10.25%		6.53%		5.72%		5.86%
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77%

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.25	$25.00
Income from investment operations:
Net investment income(a)	0.23		1.39	1.52	0.86
Net realized and unrealized gains (losses)	0.49		(0.36)	0.42	0.44
Total income from investment operations	0.72		1.03	1.94	1.30
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.39)	(0.86)
From net realized gains on investments	—		—	—	(0.12)
From net unrealized gains on investments and foreign currency	—		—	—	(0.07)
Total distributions	(0.23)		(1.39)	(1.39)	(1.05)
Net asset value, end of period	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.86	%(c)	4.37%	(2.44)%	(37.12	)%(c)
Total return, including expense support(d)	2.86	%(c)	4.10%	7.91%	5.32	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$60,203		$54,386	$37,915	$12,865
Including interest expense:
Expenses, excluding expense support(e)(h)	4.01	%(f)	4.03%	5.98%	58.85	%(f)
Expenses, including expense support(e)(g)(h)	4.01	%(f)	4.30%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.33	%(f)	3.38%	5.97%	58.85	%(f)
Expenses, including expense support(g)(h)	3.33	%(f)	3.65%	0.33%	0.00	%(f)
Net investment income(e)	5.27	%(f)	5.56%	5.91%	4.48	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2024.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan, (the "DRIP"). Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by CION Ares Management, LLC (the "Adviser").

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fee	1.81%	1.82%	1.77%	1.58%	1.56%
Income based incentive fee	1.59%	1.77%	0.79%	—%	—%
Cost of borrowing	2.88%	2.57%	1.52%	0.65%	0.54%
Net expense support	—%	—%	0.14%	0.72%	0.84%
Other operating expenses	0.85%	0.81%	0.84%	0.88%	1.35%
Total operating expenses	7.13%	6.97%	5.06%	3.83%	4.28%
	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from January 26, 2017 to October 31, 2017
Base management fee	1.56%		1.47%	1.49%	1.49%
Income based incentive fee	—%		—%	—%	—%
Cost of borrowing	0.68%		0.65%	—%	—%
Net expense support	—%		0.27%	(5.91)%	(56.68)%
Other operating expenses	1.77%		1.91%	4.76%	55.19%
Total operating expenses	4.01%		4.30%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class C
Per share data:
Net asset value, beginning of period	$24.77		$23.66		$25.65		$25.05		$25.90
Income from investment operations:
Net investment income(a)	2.11		2.32		1.48		1.43		1.35
Net realized and unrealized gains (losses)	0.10		0.60		(2.08)		0.56		(0.80)
Total income (loss) from investment operations	2.21		2.92		(0.60)		1.99		0.55
Less distributions declared to shareholders:
From net investment income	(2.05)		(1.81)		(1.39)		(1.39)		(1.40)
Total distributions	(2.05)		(1.81)		(1.39)		(1.39)		(1.40)
Net asset value, end of period	$24.93		$24.77		$23.66		$25.65		$25.05
Total return, excluding expense support(b)	9.24%		12.80%		(2.31)%		8.20%		2.81%
Total return, including expense support(b)	9.24%		12.80%		(2.42)%		8.16%		2.57%
Ratios to average net assets/supplemental data:
Net assets, end of period	$73,279		$79,242		$73,573		$77,361		$68,039
Including interest expense:
Expenses, excluding expense support(d)(g)	7.75	%(h)	7.62	%(h)	5.50	%(h)	3.87	%(h)	4.18%
Expenses, including expense support(d)(f)(g)	7.75	%(h)	7.62	%(h)	5.61	%(h)	3.91	%(h)	4.41%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.90%		5.05%		3.98%		3.22%		3.64%
Expenses, including expense support(d)(f)(g)	4.90%		5.05%		4.09%		3.26%		3.88%
Net investment income(d)	8.47%		9.59%		5.99%		5.65%		5.66%
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77%

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.19		1.39	1.52	0.39
Net realized and unrealized gains (losses)	0.50		(0.36)	0.42	0.33
Total income from investment operations	0.69		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.39)	(0.39)
From net realized gains on investments	—		—	—	(0.02)
From net unrealized gains on investments and foreign currency	—		—	—	(0.01)
Total distributions	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.90		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.74	%(c)	3.70%	(3.19)%	(3.56	)%(c)
Total return, including expense support(d)	2.74	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$65,779		$59,912	$29,868	$3,898
Including interest expense:
Expenses, excluding expense support(e)	4.76	%(f)	4.82%	6.73%	25.59	%(f)
Expenses, including expense support(e)(g)	4.76	%(f)	4.42%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support	4.07	%(f)	4.15%	6.72%	22.59	%(f)
Expenses, including expense support(g)	4.07	%(f)	3.75%	0.33%	0.00	%(f)
Net investment income(e)	4.52	%(f)	5.48%	5.91%	5.17	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2024.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fee	1.80%	1.82%	1.77%	1.58%	1.56%
Income based incentive fee	1.49%	1.66%	0.61%	—%	—%
Cost of borrowing	2.85%	2.57%	1.52%	0.65%	0.52%
Net expense support	—%	—%	0.11%	0.04%	0.24%
Other operating expenses	1.61%	1.57%	1.60%	1.64%	2.09%
Total operating expenses	7.75%	7.62%	5.61%	3.91%	4.41%
	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Base management fee	1.56%		1.47%	1.49%	1.49%
Income based incentive fee	—%		—%	—%	—%
Cost of borrowing	0.68%		0.67%	—%	—%
Net expense support	—%		(0.40)%	(6.20)%	(33.93)%
Other operating expenses	2.52%		2.67%	5.05%	32.44%
Total operating expenses	4.76%		4.42%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class I
Per share data:
Net asset value, beginning of period	$25.23		$24.12		$26.01		$25.22		$25.93
Income from investment operations:
Net investment income(a)	2.35		2.58		1.73		1.62		1.49
Net realized and unrealized gains (losses)	0.11		0.62		(2.14)		0.56		(0.80)
Total income (loss) from investment operations	2.46		3.20		(0.41)		2.18		0.69
Less distributions declared to shareholders:
From net investment income	(2.33)		(2.09)		(1.48)		(1.39)		(1.40)
Total distributions	(2.33)		(2.09)		(1.48)		(1.39)		(1.40)
Net asset value, end of period	$25.36		$25.23		$24.12		$26.01		$25.22
Total return, excluding expense support(b)	10.17%		13.79%		(1.62)%		8.90%		3.55%
Total return, including expense support(b)	10.17%		13.79%		(1.62)%		8.87%		3.12%
Ratios to average net assets/supplemental data:
Net assets, end of period	$3,378,787		$2,432,547		$1,819,625		$1,339,092		$603,536
Including interest expense:
Expenses, excluding expense support(d)(g)	6.92	%(h)	6.75	%(h)	4.87	%(h)	3.25	%(h)	3.50%
Expenses, including expense support(d)(f)(g)	6.92	%(h)	6.75	%(h)	4.87	%(h)	3.28	%(h)	3.93%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.03%		4.18%		3.32%		2.56%		2.97%
Expenses, including expense support(d)(f)(g)	4.03%		4.18%		3.32%		2.59%		3.39%
Net investment income(d)	9.26%		10.50%		6.92%		6.34%		6.24%
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77%

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.23		1.39	1.52	0.40
Net realized and unrealized gains (losses)	0.49		(0.36)	0.42	0.32
Total income from investment operations	0.72		1.03	1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.39)	(0.40)
From net realized gains on investments	—		—	—	(0.01)
From net unrealized gains on investments and foreign currency	—		—	—	(0.01)
Total distributions	(0.23)		(1.39)	(1.39)	(0.42)
Net asset value, end of period	$25.93		$25.44	$25.80	$25.25
Total return, excluding expense support(b)	2.88	%(c)	4.78%	(2.19)%	(2.49	)%(c)
Total return, including expense support(d)	2.86	%(c)	4.10%	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$354,144		$298,481	$111,705	$6,048
Including interest expense:
Expenses, excluding expense support(e)(h)	3.74	%(f)	3.87%	5.73%	18.62	%(f)
Expenses, including expense support(e)(g)(h)	3.87	%(f)	4.55%	0.34%	0.00	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.06	%(f)	3.17%	5.71%	18.62	%(f)
Expenses, including expense support(g)(h)	3.19	%(f)	3.85%	0.32%	0.00	%(f)
Net investment income(e)	5.44	%(f)	5.38%	5.91%	5.19	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36%	164.09	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2024.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.
Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fee	1.81%	1.82%	1.78%	1.60%	1.59%
Income based incentive fee	1.62%	1.81%	0.95%	0.33%	0.25%
Cost of borrowing	2.89%	2.56%	1.55%	0.69%	0.53%
Net expense support	—%	—%	—%	0.03%	0.43%
Other operating expenses	0.60%	0.56%	0.59%	0.63%	1.14%
Total operating expenses	6.92%	6.75%	4.87%	3.28%	3.93%
	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Base management fee	1.56%		1.48%	1.49%	1.49%
Income based incentive fee	—%		—%	—%	—%
Cost of borrowing	0.68%		0.71%	—%	—%
Net expense support	0.13%		0.68%	(4.79)%	(29.81)%
Other operating expenses	1.51%		1.68%	3.64%	28.33%
Total operating expenses	3.87%		4.55%	0.34%	—%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class L
Per share data:
Net asset value, beginning of period	$25.04		$23.93		$25.85		$25.14		$25.92
Income from investment operations:
Net investment income(a)	2.23		2.45		1.63		1.54		1.44
Net realized and unrealized gains (losses)	0.10		0.61		(2.11)		0.56		(0.82)
Total income (loss) from investment operations	2.33		3.06		(0.48)		2.10		0.62
Less distributions declared to shareholders:
From net investment income	(2.19)		(1.95)		(1.44)		(1.39)		(1.40)
Total distributions	(2.19)		(1.95)		(1.44)		(1.39)		(1.40)
Net asset value, end of period	$25.18		$25.04		$23.93		$25.85		$25.14
Total return, excluding expense support(b)	9.68%		13.28%		(1.92)%		8.69%		3.27%
Total return, including expense support(b)	9.68%		13.28%		(1.92)%		8.58%		2.85%
Ratios to average net assets/supplemental data:
Net assets, end of period	$12,552		$11,283		$10,537		$9,845		$7,364
Including interest expense:
Expenses, excluding expense support(d)(g)	7.34	%(h)	7.19	%(h)	5.12	%(h)	3.40	%(h)	3.82%
Expenses, including expense support(d)(f)(g)	7.34	%(h)	7.19	%(h)	5.12	%(h)	3.51	%(h)	4.24%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.47%		4.62%		3.59%		2.75%		3.27%
Expenses, including expense support(d)(f)(g)	4.47%		4.62%		3.59%		2.86%		3.69%
Net investment income(d)	8.87%		10.03%		6.56%		6.05%		6.04%
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77%

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.44		$25.80	$25.23
Income from investment operations:
Net investment income(a)	0.19		1.39	1.52
Net realized and unrealized gains (losses)	0.52		(0.36)	0.43
Total income from investment operations	0.71		1.03	1.95
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.39)	(1.38)
Total distributions	(0.23)		(1.39)	(1.38)
Net asset value, end of period	$25.92		$25.44	$25.80
Total return, excluding expense support(b)	2.82	%(c)	4.32%	(2.69	)%(c)
Total return, including expense support(d)	2.82	%(c)	4.10%	7.96	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$6,325		$5,536	$1,933
Including interest expense:
Expenses, excluding expense support(e)(h)	4.24	%(f)	4.38%	6.23	%(f)
Expenses, including expense support(e)(g)(h)	4.24	%(f)	4.60%	0.34	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.56	%(f)	3.67%	6.21	%(f)
Expenses, including expense support(g)(h)	3.56	%(f)	3.89%	0.32	%(f)
Net investment income(e)	4.47	%(f)	5.35%	5.19	%(f)
Portfolio turnover rate	5.42	%(c)	63.58%	28.36	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2024.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fee	1.80%	1.82%	1.78%	1.58%	1.58%
Income based incentive fee	1.56%	1.73%	0.75%	0.05%	0.02%
Cost of borrowing	2.87%	2.57%	1.53%	0.65%	0.55%
Net expense support	—%	—%	—%	0.11%	0.42%
Other operating expenses	1.11%	1.07%	1.06%	1.12%	1.68%
Total operating expenses	7.34%	7.19%	5.12%	3.51%	4.24%

	For the Period Ended December 31, 2019*	For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Base management fee	1.56%	1.49%	1.48%
Income based incentive fee	—%	—%	—%
Cost of borrowing	0.68%	0.72%	—%
Net expense support	—%	0.21%	(4.71)%
Other operating expenses	2.01%	2.18%	3.57%
Total operating expenses	4.24%	4.60%	0.34%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class U
Per share data:
Net asset value, beginning of period	$25.08		$23.95		$25.87		$25.18		$25.92
Income from investment operations:
Net investment income(a)	2.17		2.41		1.59		1.52		1.42
Net realized and unrealized gains (losses)	0.11		0.61		(2.11)		0.56		(0.76)
Total income (loss) from investment operations	2.28		3.02		(0.52)		2.08		0.66
Less distributions declared to shareholders:
From net investment income	(2.13)		(1.89)		(1.40)		(1.39)		(1.40)
Total distributions	(2.13)		(1.89)		(1.40)		(1.39)		(1.40)
Net asset value, end of period	$25.23		$25.08		$23.95		$25.87		$25.18
Total return, excluding expense support(b)	9.45%		13.07%		(2.07)%		8.48%		3.01%
Total return, including expense support(b)	9.45%		13.07%		(2.07)%		8.48%		2.99%
Ratios to average net assets/supplemental data:
Net assets, end of period	$614,678		$477,044		$388,866		$345,691		$199,175
Including interest expense:
Expenses, excluding expense support(d)(g)	7.56	%(h)	7.39	%(h)	5.33	%(h)	3.64	%(h)	4.00%
Expenses, including expense support(d)(f)(g)	7.56	%(h)	7.39	%(h)	5.33	%(h)	3.64	%(h)	4.02%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.68%		4.82%		3.80%		2.97%		3.51%
Expenses, including expense support(d)(f)(g)	4.68%		4.82%		3.80%		2.97%		3.54%
Net investment income(d)	8.62%		9.85%		6.39%		5.96%		5.98%
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77%

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Class U
Per share data:
Net asset value, beginning of period	$25.44		$25.86
Income from investment operations:
Net investment income(a)	0.20		0.40
Net realized and unrealized gains (losses)	0.51		(0.45)
Total income (loss) from investment operations	0.71		(0.05)
Less distributions declared to shareholders:
From net investment income	(0.23)		(0.37)
Total distributions	(0.23)		(0.37)
Net asset value, end of period	$25.92		$25.44
Total return, excluding expense support(b)	2.74%		1.60%
Total return, including expense support(b)	2.82%		(0.14)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$42,902		$10,434
Including interest expense:
Expenses, excluding expense support(d)(g)	4.31	%(e)	4.85	%(e)
Expenses, including expense support(d)(f)(g)	3.83	%(e)	6.59	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.66	%(e)	3.88	%(e)
Expenses, including expense support(d)(f)(g)	4.48	%(e)	5.62	%(e)
Net investment income(d)	5.39	%(e)	12.08	%(e)
Portfolio turnover rate	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2024.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fee	1.81%	1.82%	1.78%	1.59%	1.60%
Income based incentive fee	1.52%	1.70%	0.67%	—%	—%
Cost of borrowing	2.88%	2.57%	1.53%	0.67%	0.48%
Net expense support	—%	—%	—%	—%	0.02%
Other operating expenses	1.35%	1.30%	1.35%	1.38%	1.92%
Total operating expenses	7.56%	7.39%	5.33%	3.64%	4.02%

	For the Period Ended December 31, 2019*	For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Base management fee	1.56%	1.61%
Income based incentive fee	—%	—%
Cost of borrowing	0.65%	0.89%
Net expense support	(0.47)%	1.74%
Other operating expenses	2.10%	2.35%
Total operating expenses	3.83%	6.59%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Class U-2
Per share data:
Net asset value, beginning of period	$25.05		$23.92		$25.85		$25.17		$21.79
Income from investment operations:
Net investment income(a)	2.17		2.40		1.60		1.52		0.76
Net realized and unrealized gains (losses)	0.11		0.62		(2.13)		0.55		3.62
Total income (loss) from investment operations	2.28		3.02		(0.53)		2.07		4.38
Less distributions declared to shareholders:
From net investment income	(2.13)		(1.89)		(1.40)		(1.39)		(1.00)
Total distributions	(2.13)		(1.89)		(1.40)		(1.39)		(1.00)
Net asset value, end of period	$25.20		$25.05		$23.92		$25.85		$25.17
Total return, excluding expense support(b)	9.45%		13.08%		(2.11)%		8.44%		19.71%
Total return, including expense support(b)	9.45%		13.08%		(2.11)%		8.44%		19.71%
Ratios to average net assets/supplemental data:
Net assets, end of period	$133,700		$106,738		$84,792		$56,851		$12,018
Including interest expense:
Expenses, excluding expense support(d)(g)	7.56	%(h)	7.40	%(h)	5.39	%(h)	3.74	%(h)	4.10	%(e)
Expenses, including expense support(d)(f)(g)	7.56	%(h)	7.40	%(h)	5.39	%(h)	3.74	%(h)	4.10	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.68%		4.84%		3.83%		3.00%		3.69	%(e)
Expenses, including expense support(d)(f)(g)	4.68%		4.84%		3.83%		3.00%		3.69	%(e)
Net investment income(d)	8.63%		9.84%		6.48%		5.98%		4.48	%(e)
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77	%(c)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Base management fee	1.81%	1.82%	1.78%	1.62%	1.54%
Income based incentive fee	1.52%	1.70%	0.71%	—%	—%
Cost of borrowing	2.88%	2.56%	1.56%	0.74%	0.39%
Other operating expenses	1.35%	1.32%	1.34%	1.38%	2.17%
Total operating expenses	7.56%	7.40%	5.39%	3.74%	4.10%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
Class W
Per share data:
Net asset value, beginning of period	$25.23		$24.11		$26.03		$25.27		$25.92
Income from investment operations:
Net investment income(a)	2.25		2.47		1.62		1.58		1.50
Net realized and unrealized gains (losses)	0.10		0.61		(2.10)		0.57		(0.75)
Total income (loss) from investment operations	2.35		3.08		(0.48)		2.15		0.75
Less distributions declared to shareholders:
From net investment income	(2.21)		(1.96)		(1.44)		(1.39)		(1.40)
Total distributions	(2.21)		(1.96)		(1.44)		(1.39)		(1.40)
Net asset value, end of period	$25.37		$25.23		$24.11		$26.03		$25.27
Total return, excluding expense support(b)	9.68%		13.28%		(1.91)%		8.73%		3.35%
Total return, including expense support(b)	9.68%		13.28%		(1.91)%		8.73%		3.35%
Ratios to average net assets/supplemental data:
Net assets, end of period	$35,267		$34,213		$32,160		$38,688		$39,831
Including interest expense:
Expenses, excluding expense support(d)(g)	7.33	%(h)	7.19	%(h)	5.03	%(h)	3.39	%(h)	3.65%
Expenses, including expense support(d)(f)(g)	7.33	%(h)	7.19	%(h)	5.03	%(h)	3.39	%(h)	3.65%
Excluding interest expense:
Expenses, excluding expense support(d)(g)	4.47%		4.62%		3.53%		2.75%		3.14%
Expenses, including expense support(d)(f)(g)	4.47%		4.62%		3.53%		2.75%		3.14%
Net investment income(d)	8.88%		10.03%		6.45%		6.17%		6.23%
Portfolio turnover rate	46.16%		30.64%		38.16%		43.72%		59.77%

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Period Ended December 31, 2019*		For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Class W
Per share data:
Net asset value, beginning of period	$25.44		$25.03
Income from investment operations:
Net investment income(a)	0.25		1.23
Net realized and unrealized gains (losses)	0.46		0.38
Total income (loss) from investment operations	0.71		1.61
Less distributions declared to shareholders:
From net investment income	(0.23)		(1.20)
Total distributions	(0.23)		(1.20)
Net asset value, end of period	$25.92		$25.44
Total return, excluding expense support(b)	2.82%		7.00%
Total return, including expense support(b)	2.82%		6.25%
Ratios to average net assets/supplemental data:
Net assets, end of period	$39,449		$38,423
Including interest expense:
Expenses, excluding expense support(d)(g)	4.28	%(e)	4.73	%(e)
Expenses, including expense support(d)(f)(g)	4.28	%(e)	5.47	%(e)
Excluding interest expense:
Expenses, excluding expense support(d)(g)	3.59	%(e)	3.65	%(e)
Expenses, including expense support(d)(f)(g)	3.59	%(e)	4.39	%(e)
Net investment income(d)	4.97	%(e)	5.14	%(e)
Portfolio turnover rate	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 to the consolidated financial statements for the year ended December 31, 2024.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's DRIP. Total return is not annualized for periods less than one year. Total return excludes or includes, as noted, expense support provided or (recouped) by the Adviser.

(c)  Not annualized.

(d)  Includes organizational and offering costs, where applicable.

(e)  Annualized, except for certain non-recurring costs.

(f)  Includes expense support provided or (recouped) by the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  For the periods presented below, the ratio of operating expenses to average net assets consisted of the following:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Base management fee	1.80%	1.82%	1.77%	1.58%	1.54%
Income based incentive fee	1.56%	1.74%	0.70%	0.06%	0.03%
Cost of borrowing	2.86%	2.57%	1.50%	0.64%	0.50%
Net expense support	—%	—%	—%	—%	—%
Other operating expenses	1.11%	1.06%	1.06%	1.11%	1.58%
Total operating expenses	7.33%	7.19%	5.03%	3.39%	3.65%

	For the Period Ended December 31, 2019*	For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Base management fee	1.56%	1.57%
Income based incentive fee	—%	—%
Cost of borrowing	0.68%	0.91%
Net expense support	—%	0.74%
Other operating expenses	2.03%	2.24%
Total operating expenses	4.28%	5.47%

(h)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 to the consolidated financial statements for the year ended December 31, 2024.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and October 31, 2019 is shown in the following table. There were no senior securities outstanding as of October 31, 2018 and October 31, 2017.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
State Street Credit Facility
December 31, 2024	$277,014	$4,579	—	N/A
December 31, 2023	246,939	6,200	—	N/A
December 31, 2022	317,201	5,299	—	N/A
December 31, 2021	176,803	6,461	—	N/A
December 31, 2020	111,283	6,233	—	N/A
December 31, 2019	110,387	5,383	—	N/A
October 31, 2019	142,357	3,847	—	N/A
Wells Credit Facility
December 31, 2024	$845,143	$4,579	—	N/A
December 31, 2023	426,117	6,200	—	N/A
December 31, 2022	348,844	5,299	—	N/A
December 31, 2021	225,664	6,461	—	N/A
December 31, 2020	77,025	6,233	—	N/A
December 31, 2019	19,054	5,383	—	N/A
October 31, 2019	19,397	3,847	—	N/A
BNP Credit Facility
December 31, 2024	$300,000	$4,579	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2024	$770,000	$74.36	$25.00	N/A
December 31, 2023	570,000	86.35	25.00	N/A
December 31, 2022	420,000	81.52	25.00	N/A
December 31, 2021	300,000	93.11	25.00	N/A
Secured Borrowings
December 31, 2024	$5,315	$4,579	—	N/A
December 31, 2023	6,548	6,200	—	N/A
December 31, 2022	5,776	5,299	—	N/A
December 31, 2021	5,776	6,461	—	N/A
December 31, 2020	650	6,233	—	N/A
December 31, 2019	314	5,383	—	N/A
October 31, 2019	349	3,847	—	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2020, December 31, 2019 and October 31, 2019.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

Annual Report 2024

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the mandatory redeemable preferred shares and the credit facilities in accordance with Section 18(h) of the Investment Company Act of 1940, as amended. With respect to the mandatory redeemable preferred shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding mandatory redeemable preferred shares (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon the Fund's involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund") is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Fund operates as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016.

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

The Fund is externally managed by CION Ares Management, LLC (the "Adviser") pursuant to an investment advisory and management agreement. The Adviser was registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative investment manager, and CION Investment Group, LLC and is controlled by Ares Management. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management, provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the board of trustees (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial highlights include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund and its consolidated subsidiaries. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser as the Fund's "valuation designee" (the "Valuation Designee") to perform fair value determinations for investments held by the Fund without readily available market quotations subject to the oversight of the Board. All investments are recorded at their fair value.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Valuation Designee looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Valuation Designee, subject to the oversight of the Board, in accordance with the Valuation Designee's valuation policy. The Valuation Designee may utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation in accordance with the valuation policy and a consistently applied valuation process.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Investments in the Fund's portfolio that do not have a readily available market are valued at fair value as determined in good faith by the Valuation Designee as described herein. As part of the valuation process for investments that do not have readily available market prices, the Valuation Designee may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Valuation Designee considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See Note 4 for more information on the Fund's valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, (the "Code"), this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Collateralized loan obligation ("CLO") equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securitized Financial Assets.

Dividend Income Recognition

Dividend income on preferred equity is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. To the extent preferred equity contains PIK provisions, PIK dividends, computed at the contractual rate specified in each applicable agreement, are accrued and recorded as dividend income and added to the principal balance of the preferred equity. PIK dividends added to the principal balance are generally collected upon redemption of the equity.

Foreign Currency Transactions and Foreign Currency Forward Contracts

The Fund's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities,

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

other assets and liabilities at the exchange rates prevailing at the end of the period; and (ii) purchases and sales of investment securities, income and expense at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in "net realized and unrealized gains or losses on investments" in the consolidated statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into foreign currency forward contracts for operational purposes and to protect against adverse exchange rate fluctuations. A foreign currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the foreign currency forward contracts are obtained from an independent pricing source.

Derivative Instruments

The Fund values its derivatives at fair value with the unrealized gains or losses recorded in "net realized and unrealized gains or losses on derivative contracts" in the Fund's consolidated statement of operations.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares ("MRPS") at amortized cost and such shares are included as a liability on the consolidated statement of assets and liabilities. See Note 7 for more information.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and MRPS issuance costs are amortized over the life of the relevant senior secured revolving credit facilities and MRPS, using the straight line method.

Secured Borrowings

The Fund follows the guidance in ASC Topic 860, Transfers and Servicing ("ASC 860"), when accounting for participations and other partial loan sales. Certain loan sales do not qualify for sale accounting under ASC 860 because these sales do not meet the definition of a "participating interest," as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest or which are not eligible for sale accounting remain as an investment on the consolidated statement of assets and liabilities as required under GAAP and the proceeds are recorded as a secured borrowing. Secured borrowings are carried at fair value and included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities.

Income Taxes

The Fund has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, the Fund must, among other requirements, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of MRPS as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the consolidated schedule of investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions may be derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years pursuant to the Expense Support and Conditional Reimbursement Agreement (the "Expense Support

Agreement"). The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that sufficient performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the current term of the Expense Support Agreement on July 31, 2025, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Shareholders' Allocations

The Fund currently offers Class A, Class C, Class I, Class L, Class U, Class U-2 and Class W common shares (See Note 5). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated daily to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Segment Reporting

In accordance with ASC Topic 280, Segment Reporting ("ASC 280"), the Fund has determined that it has a single operating and reporting segment. As a result, the Fund's segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

Use of Estimates in the Preparation of the Consolidated Financial Statements

The preparation of the consolidated financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates and such differences may be actual and contingent. Significant estimates include the valuation of investments.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates ("ASUs") issued by the Financial Accounting Standards Board (the "FASB"). ASUs not listed were assessed by the Fund and either determined to be not applicable or expected to have minimal impact on its consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures ("ASU 2023-07"), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the "CODM"). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Fund has adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements. See Note 11 for more information on the effects of the adoption of ASU 2023-07.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures ("ASU 2023-09"), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.

In November 2024, the FASB issued ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures ("ASU 2024-03"), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

Pursuant to the third amended and restated investment advisory agreement, dated as of May 22, 2020 (the "Investment Advisory Agreement"), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund. In consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and among the Adviser, Ares Capital Management II LLC (the "Sub-Adviser") and the Fund, the Adviser pays the Sub-Adviser 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The Management Fee incurred by the Fund for the year ended December 31, 2024 was $68,011.

The Incentive Fee is calculated and payable quarterly in arrears based upon each share class's "pre-incentive fee net investment income" for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on each share class's "average daily net asset value," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the fiscal quarter, minus each share class's operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, each share class's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administration Agreement"), by and between the Fund and the Adviser, and any interest expense and

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee.

The "catch-up" provision is intended to provide the Adviser with an Incentive Fee of 15% on each share class's pre-incentive fee net investment income when the share class's pre-incentive fee net investment income reaches 1.765% of average daily net asset value in any fiscal quarter. The Incentive Fee incurred by the Fund for all share classes for the year ended December 31, 2024 was $60,221.

Prior to May 22, 2020, the Incentive Fee was calculated and payable quarterly in arrears based upon the Fund's (rather than each class's) "pre-incentive fee net investment income" for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. "Adjusted Capital" previously was defined as the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRIP (as defined below)), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital. In calculating any Incentive Fee, "pre-incentive fee net investment income" was previously defined to mean interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter.

The Adviser and the Sub-Adviser are obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, respectively, including compensation of and office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund.

Under the Expense Support Agreement, the Adviser may at its discretion, through the period ending July 31, 2025, reimburse the Fund's or any class's operating expenses to the extent that it deems appropriate in order to ensure that the Fund or a class bears an appropriate level of expenses (the "Expense Payment"). Prior to July 31, 2019, the Adviser had agreed contractually to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses, to the extent that aggregate distributions made to the Fund's shareholders during the applicable quarter exceeded the sum of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable class (on an annualized basis and net of any reimbursements received by the Fund with respect to such class during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as the Fund's total Operating Expenses (as defined below), excluding the Management Fee, the Incentive Fee, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with GAAP for investment companies. The Expense Support Agreement was renewed for another year in May 2024 and is set to expire on July 31, 2025, unless renewed by the mutual agreement of the Adviser and the Board. The Expense Support Agreement may be terminated only by the Board on notice to the Adviser. For the year ended December 31, 2024, the Adviser did not provide any expense support and the Fund did not incur any Adviser Reimbursement.

Pursuant to the Adviser Administration Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administration Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administration Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the year ended December 31, 2024 was $3,633. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to an administration agreement between ALPS Fund Services, Inc. ("ALPS") and the Fund, ALPS performs, or administers the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, tax, compliance and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, ALPS coordinates the preparation and filing of the Fund's tax returns and generally coordinates the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays ALPS for these services. The total of such expenses incurred by the Fund for the year ended December 31, 2024 was $3,102. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to a transfer agent agreement between SS&C GIDS, Inc. ("SS&C GIDS") and the Fund, SS&C GIDS performs transfer agency services for the Fund. SS&C GIDS maintains the shareholder accounting records for the Fund. The Fund pays SS&C GIDS for these services. The total of such expenses incurred for the year ended December 31, 2024 was $1,036. These expenses were included in "other expenses" in the consolidated statement of operations.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, Class L and Class U-2 Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, Class L and Class U-2 Shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class A, Class C, Class L and Class U-2 Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U, Class W and Class U-2 Shares, is authorized under a "Distribution Plan" to pay to ALPS Distributors, Inc. (the "Distributor") a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U, Class W and Class U-2 shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Investment Company Act which permits it to offer multiple classes of shares. Under the Distribution Plan, the Fund pays the Distributor a distribution fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares and Class U-2 Shares, and 0.75% of the average daily net assets attributable to Class U Shares. Some or all of such distribution fee may be paid by the Distributor to certain financial intermediaries.

(4) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares" and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Valuation Designee continues to employ its net asset valuation policy and procedures that have been reviewed by the Fund's Board in connection with their designation of the Adviser as the Fund's valuation designee and are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policy and procedures, the Valuation Designee evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Because there is not a readily available market value for most of the investments in the Fund's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Valuation Designee obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Valuation

Designee is responsible for all inputs and assumptions related to the pricing of securities. The Valuation Designee has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Valuation Designee obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Valuation Designee determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Valuation Designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Valuation Designee will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The Fund's portfolio investments classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Valuation Designee may also employ other valuation multiples to determine EV, such as revenues. The Valuation Designee may also use industry specific valuation analyses to determine EV, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate EV. The second valuation technique is a yield analysis, which is typically performed for non-credit

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the EV of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Valuation Designee depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Valuation Designee considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Valuation Designee depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following table is a summary of the inputs used as of December 31, 2024, in valuing the Fund's investments carried at fair value, derivative assets and derivative liabilities:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior loans	—	1,574,066	3,099,652	4,673,718
Subordinated loans	—	—	149,960	149,960
Corporate bonds	—	219,538	107,014	326,552
Collateralized loan obligations	—	—	595,213	595,213
Private asset-backed investments	—	—	105,081	105,081
Preferred stock	—	—	334,559	334,559
Common stock	263	22,294	157,792	180,349
Warrants	—	—	6,366	6,366
Total investments	263	1,815,898	4,555,637	6,371,798
Derivative assets:
Foreign currency forward contracts	—	22,575	—	22,575
Credit default swaps	—	165	—	165
Interest rate swaps	—	1,368	—	1,368
Derivative liabilities:
Corporate bonds sold short	—	(1,710)	—	(1,710)
Foreign currency forward contracts	—	(183)	—	(183)
Credit default swaps	—	(675)	—	(675)
Interest rate swaps	—	(2,464)	—	(2,464)

The following table summarizes the significant unobservable inputs the Valuation Designee used to value the majority of the Fund's investments categorized within Level 3 as of December 31, 2024. The table is not intended to be

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

all-inclusive, but instead to capture the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range	Weighted Average(a)
Senior loans	2,990,511	Yield analysis	Market yield	3.8% - 28.6%	10.7%
Senior loans	57,039	Broker quotes	N/A	N/A	N/A
Senior loans	52,102	EV coverage analysis	Valuation multiple	2.6x - 12.0x	5.9	x
Subordinated loans	149,960	Yield analysis	Market yield	10.4% - 21.9%	12.9%
Corporate bonds	62,779	Broker quotes	N/A	N/A	N/A
Corporate bonds	44,235	Yield analysis	Market yield	8.2% - 18.7%	13.5%
Collateralized loan obligations	595,213	Broker quotes	N/A	N/A	N/A
Private asset-backed investments	105,081	Income (other)	Market yield Discount rate	2.6% - 12.0% 16.0% - 25.0%	8.5% 16.8%
			Constant default rate	0.0% - 49.0%	30.6%
			Constant prepayment rate	0.0% - 19.0%	10.5%
			Recovery rate	0.0% - 65.0%	1.3%
			Collection rate	93.0%	93.0%
			Exit cap rate	4.5%	4.5%
Preferred stock	214,259	Yield analysis	Market yield	7.0% - 19.0%	14.4%
Preferred stock	115,046	EV market multiple analysis	Valuation multiple	3.4x - 25.1x	20.0	x
Preferred stock	5,254	DCF analysis	Discount rate	14.5% - 18.5%	15.5%
Common stock	122,379	EV market multiple Analysis	Valuation multiple	3.1x - 34.6x	12.6	x
Common stock	27,494	DCF analysis	Discount rate	14.5% - 20.0%	19.5%
Asset Category	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range		Weighted Average(a)
Common stock	6,664	Yield analysis	Market yield	0.8% - 9.8%		9.1%
Common stock	682	NAV analysis	N/A	N/A		N/A
Common stock	573	Broker quotes	N/A	N/A		N/A
Warrants	6,366	EV market multiple analysis	Valuation multiple	3.1 9.0x	x -	6.4	x
Total Level 3 investments	4,555,637

(a) Unobservable inputs were weighted by the relative fair value of investments.

Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2024:

	Senior Loans ($)	Subordinated Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Private Asset- Backed Investments ($)	Preferred Stock ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of December 31, 2023	2,363,517	53,395	49,486	345,882	63,590	189,554	51,273	2,005	3,118,702
Purchases	2,383,531	113,303	68,612	391,075	62,630	120,181	102,901	1,056	3,243,289
Sales and principal redemptions	(1,613,197)	(19,374)	(10,224)	(146,517)	(18,839)	26,001	(3,380)	(511)	(1,786,041)
Net realized and unrealized gains (losses)	(44,222)	(925)	(927)	4,848	(2,670)	(1,177)	6,425	4,091	(34,557)
Accrued discounts (premiums)	7,423	446	67	(75)	370	—	—	(275)	7,956
Transfers in to Level 3(a)	5,532	3,115	—	—	—	—	573	—	9,220
Transfers out of Level 3(a)	(2,932)	—	—	—	—	—	—	—	(2,932)
Balance as of December 31, 2024	3,099,652	149,960	107,014	595,213	105,081	334,559	157,792	6,366	4,555,637
Net change in unrealized gains (losses) from investments held at December 31, 2024	(46,611)	(89)	(950)	(1,459)	(2,835)	(1,066)	7,007	4,444	(41,559)

(a) Investments were transferred into and out of Level 3 during the year ended December 31, 2024. Transfers into and out of Level 3 were generally as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following are the carrying values and fair values of the Fund's senior secured revolving credit facilities and MRPS as of December 31, 2024.

	Carrying Value ($)	Fair Value(b) ($)
State Street Credit Facility(a)	277,014	277,014
Wells Credit Facility(a)	845,143	845,143
BNP Credit Facility(a)	300,000	300,000
Series A MRPS	59,792	60,000
Series B MRPS	89,654	90,000
Series C MRPS	149,116	150,000
Series D MRPS	54,698	55,000
Series E MRPS	64,379	65,000
Series F MRPS	84,561	85,000
Series G MRPS	64,514	65,000
Series H MRPS	99,054	100,000
Series I MRPS	49,480	50,000
Series J MRPS	49,479	50,000
	2,186,884	2,192,157

(a) The State Street Credit Facility, the Wells Credit Facility and the BNP Credit Facility (each as defined below) carrying values are the same as the principal amounts outstanding.

(b) The fair value of these debt obligations would be categorized as level 2 under ASC 820-10.

(5) Common Stock

The Fund began continuously offering its shares on January 3, 2017. The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. As of July 11, 2017, the Fund simultaneously redesignated its issued and outstanding shares as Class A shares and created its Class C, Class I and Class L shares. As of December 4, 2018, the Fund created its Class U and Class W shares. As of March 31, 2020, the Fund created its Class U-2 shares. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,731	68,988
Common shares issued	1,231	30,856
Reinvestment of distributions	47	1,169
Common shares repurchased	(421)	(10,562)
Common shares outstanding — end of period	3,588	90,451

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Class C	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	3,200	81,571
Common shares issued	16	426
Reinvestment of distributions	110	2,739
Common shares repurchased	(387)	(9,629)
Common shares outstanding — end of period	2,939	75,107
Class I	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	96,434	2,441,526
Common shares issued	47,418	1,201,363
Reinvestment of distributions	2,045	51,863
Common shares repurchased	(12,660)	(320,783)
Common shares outstanding — end of period	133,237	3,373,969
Class L	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	451	11,441
Common shares issued	36	909
Reinvestment of distributions	29	737
Common shares repurchased	(18)	(448)
Common shares outstanding — end of period	498	12,639
Class U	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	19,025	475,860
Common shares issued	5,112	128,875
Reinvestment of distributions	1,337	33,706
Common shares repurchased	(1,114)	(28,072)
Common shares outstanding — end of period	24,360	610,369
Class U-2	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	4,262	107,199
Common shares issued	1,342	33,774
Reinvestment of distributions	296	7,464
Common shares repurchased	(595)	(14,969)
Common shares outstanding — end of period	5,305	133,468
Class W	For the Year Ended December 31, 2024
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,356	34,843
Reinvestment of distributions	81	2,042
Common shares repurchased	(47)	(1,186)
Common shares outstanding — end of period	1,390	35,699

Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering, and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Board in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

The following table summarizes the share repurchases completed during the year ended December 31, 2024:

Three Months Ended	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
December 31, 2023	January 11, 2024	3,104	$25.15	$78,063	6,418	5.00%	2.42%
March 31, 2024	April 11, 2024	4,240	25.28	107,197	7,091	5.00%	2.99%
June 30, 2024	July 11, 2024	3,540	25.33	89,669	7,649	5.00%	2.31%
September 30, 2024	October 11, 2024	4,358	25.40	110,720	8,189	5.00%	2.66%
Total		15,242		$385,649

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facilities), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

State Street Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $300,000 at any one time outstanding. The State Street Credit Facility's stated maturity date is July 31, 2026. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional MRPS, and liens, (b) limitations on certain restricted payments, (c) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the MRPS of the Fund and its consolidated subsidiaries (subject to certain exceptions) of not less than 2:1 and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) of the Fund to outstanding loans of not less than 3:1. As of December 31, 2024, the Fund was in compliance with the terms of the State Street Credit Facility.

As of December 31, 2024, there was $277,014 outstanding under the State Street Credit Facility. Since July 31, 2024, the interest rate charged on the State Street Credit Facility is based on an applicable Secured Overnight Financing Rate ("SOFR") plus an applicable spread of 1.25%. Prior to July 31, 2024, the interest rate charged on the State Street Credit Facility was based on an applicable SOFR plus a credit spread adjustment of 0.10% and an applicable spread of 1.00%. The Fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the State Street Credit Facility.

For the year ended December 31, 2024, the components of interest and unused commitment fee expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the State Street Credit Facility were as follows:

For the Year Ended December 31, 2024 ($)
Stated interest expense	19,082
Unused commitment fee	173
Amortization of debt issuance costs	877
Total interest and credit facility fees expense	20,132
Cash paid for interest expense	19,215
Average stated interest rate	6.37%
Average outstanding balance	299,574

Wells Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Credit Financing, LLC (the "Financing Sub 1"), are party to a revolving funding facility (as amended, the "Wells Credit Facility"), that allows the Financing Sub 1 to borrow up to $1,400,000 at any one time outstanding. The Wells Credit Facility is secured by all of the assets held by, and the membership interest in, the Financing Sub 1. The end of the reinvestment period and the stated maturity date for the Wells Credit Facility are August 30, 2027 and August 30, 2029, respectively.

Amounts available to borrow under the Wells Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Sub 1. The Financing Sub 1 is also subject to limitations with respect to the loans securing the Wells Credit Facility, including restrictions on loan size, borrower domicile, payment frequency and status, collateral interests, and loans with fixed rates, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Fund and the Financing Sub 1 are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Wells Credit Facility. As of December 31, 2024, the Fund and the Financing Sub 1 were in compliance with the terms of the Wells Credit Facility.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

As of December 31, 2024, there was $845,143 outstanding under the Wells Credit Facility. Since August 30, 2024, the interest rate charged on the Wells Credit Facility is based on an applicable SOFR plus an applicable spread of 2.15%. Prior to August 30, 2024, the interest rate charged on the Wells Credit Facility was based on an applicable SOFR plus a credit spread adjustment of 0.10% and an applicable spread of 2.00%. Since August 30, 2024, the Financing Sub 1 is also required to pay a commitment fee of between 0.50% and 1.80% per annum depending on the size of the unused portion of the Wells Credit Facility. Prior to August 30, 2024, the Financing Sub 1 was required to pay a commitment fee of between 0.50% and 1.25% per annum depending on the size of the unused portion of the Wells Credit Facility.

For the year ended December 31, 2024, the components of interest and unused commitment fee expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Wells Credit Facility were as follows:

For the Year Ended December 31, 2024 ($)
Stated interest expense	45,360
Unused commitment fee	2,258
Amortization of debt issuance costs	2,553
Total interest and credit facility fees expense	50,171
Cash paid for interest expense	43,727
Average stated interest rate	7.42%
Average outstanding balance	611,364

BNP Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Liquid Financing LLC (the "Financing Sub 2"), are party to a revolving credit and security agreement (the "BNP Credit Facility"), that allows the Financing Sub 2 to borrow up to $400,000 at any one time outstanding. The BNP Credit Facility is secured by all of the assets held by Financing Sub 2, including certain loans to be contributed by the Fund to Financing Sub 2 from time to time. The end of the reinvestment period and the stated maturity date for the BNP

Credit Facility are July 31, 2027 and July 31, 2028, respectively. Subject to certain conditions, during the reinvestment period, Financing Sub 2 may propose one or more increases in the maximum facility amount in increments of $50,000. Under the BNP Credit Facility, the Fund and Financing Sub 2, as applicable, have made certain representations and warranties regarding the loans, as well as their businesses, and are required to comply with various covenants, servicing procedures, limitations on the disposition of loans, reporting requirements and other customary requirements for similar revolving funding facilities. The BNP Credit Facility includes usual and customary events of default for revolving funding facilities of this nature. As of December 31, 2024, the Fund and the Financing Sub 2 were in compliance with the terms of the BNP Credit Facility.

As of December 31, 2024, there was $300,000 outstanding under the BNP Credit Facility. The interest rate charged on the BNP Credit Facility is based on an applicable SOFR (as defined in the documents governing the BNP Credit Facility) plus a margin of (i) 1.60% during the reinvestment period and (ii) 2.60% following the reinvestment period. The Financing Sub 2 is also required to pay a commitment fee of between 0.35% and 0.70% per annum depending on the size of the unused portion of the BNP Credit Facility.

For the year ended December 31, 2024, the components of interest and unused commitment fee expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the BNP Credit Facility were as follows:

For the Year Ended December 31, 2024 ($)
Stated interest expense	5,218
Unused commitment fee	14
Amortization of debt issuance costs	371
Total interest and credit facility fees expense	5,603
Cash paid for interest expense	1,369
Average stated interest rate	6.57%
Average outstanding balance	218,358

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued certain mandatory redeemable preferred shares (each issuance of which is referred to herein using the defined term set forth under the "Mandatory Redeemable Preferred Shares" column of the table below and collectively referred to as the MRPS. Certain key terms related to the features for the MRPS as of December 31, 2024 are listed below.

Mandatory Redeemable Preferred Shares	Shares Authorized and Issued	Gross Proceeds	Redemption Date	Liquidation Preference	Dividend Rate per annum(1)
Series A MRPS	2,400	$60,000	July 30, 2026	$25.00	2.68%
Series B MRPS	3,600	90,000	September 30, 2026	25.00	2.68%
Series C MRPS	6,000	150,000	September 30, 2028	25.00	3.07%
Series D MRPS	2,200	55,000	January 6, 2027	25.00	2.96%
Series E MRPS	2,600	65,000	January 6, 2032	25.00	3.48%
Series F MRPS	3,400	85,000	June 1, 2026	25.00	7.16%
Series G MRPS	2,600	65,000	June 1, 2028	25.00	7.23%
Series H MRPS(2)	4,000	100,000	June 7, 2027	25.00	6.25%
Series I MRPS(2)	2,000	50,000	June 7, 2029	25.00	6.35%
Series J MRPS(2)	2,000	50,000	July 3, 2029	25.00	6.35%
Total redeemable amount		$770,000

(1) Payable quarterly. The weighted average dividend rate for the MRPS is 4.66% per annum.

(2) In connection with the issuance of the Series H MRPS, the Series I MRPS and the Series J MRPS, the Fund entered into interest rate swaps to more closely align the interest rate of such liabilities with the Fund's investment portfolio, which consists primarily of floating rate loans. See Note 9 for more information on the Fund's interest rate swaps.

See Note 13 for subsequent events relating to additional issuances of MRPS. In connection with the additional issuances of MRPS, the Fund entered into interest rate swaps. See Note 13 for subsequent events relating to the interest rate swaps.

The MRPS are subject to optional and mandatory redemption in certain circumstances. The MRPS will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRPS if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date.

The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRPS such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividends to common shareholders and could trigger the mandatory redemption of the MRPS. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRPS if immediately after such issuance the Fund will not have an asset coverage of at least 200%. As of December 31, 2024, the Fund was in compliance with the terms applicable to the MRPS.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

The Fund's MRPS activity for the year ended December 31, 2024 was as follows:

	Series A MRPS	Series B MRPS	Series C MRPS	Series D MRPS	Series E MRPS	Series F MRPS	Series G MRPS	Series H MRPS	Series I MRPS	Series J MRPS
Shares outstanding — beginning of period	2,400	3,600	6,000	2,200	2,600	3,400	2,600	—	—	—
Shares issued	—	—	—	—	—	—	—	4,000	2,000	2,000
Shares outstanding — end of period	2,400	3,600	6,000	2,200	2,600	3,400	2,600	4,000	2,000	2,000

The Fund's MRPS balance as of December 31, 2024 were as follows:

	Series A MRPS ($)	Series B MRPS ($)	Series C MRPS ($)	Series D MRPS ($)	Series E MRPS ($)	Series F MRPS ($)	Series G MRPS ($)	Series H MRPS ($)	Series I MRPS ($)	Series J MRPS ($)	Total ($)
Principal amount	60,000	90,000	150,000	55,000	65,000	85,000	65,000	100,000	50,000	50,000	770,000
Unamortized issuance cost	(208)	(346)	(884)	(302)	(621)	(439)	(486)	(946)	(520)	(521)	(5,273)
Carrying value	59,792	89,654	149,116	54,698	64,379	84,561	64,514	99,054	49,480	49,479	764,727

Dividends on the MRPS are accrued on a daily basis and included in interest and credit facility fee expense on the consolidated statement of operations and in interest and facility fees payable on the consolidated statement of assets and liabilities. The table below summarizes the components of interest expense, the effective dividend rates and cash paid for dividends on the Fund's MRPS for the year ended December 31, 2024:

	Series A MRPS ($)	Series B MRPS ($)	Series C MRPS ($)	Series D MRPS ($)	Series E MRPS ($)	Series F MRPS ($)	Series G MRPS ($)	Series H MRPS ($)	Series I MRPS ($)	Series J MRPS ($)	Total ($)
Stated dividends	1,608	2,412	4,606	1,628	2,262	6,087	4,700	3,809	1,935	1,935	30,982
Amortization of deferred issuance costs	132	199	236	150	89	311	143	239	72	71	1,642
Total interest expense	1,740	2,611	4,842	1,778	2,351	6,398	4,843	4,048	2,007	2,006	32,624
Weighted average stated dividend rate	2.68%	2.68%	3.07%	2.96%	3.48%	7.16%	7.23%	6.25%	6.35%	6.35%	4.66%
Cash paid for dividends	1,608	2,412	4,604	1,628	2,264	6,086	4,700	2,327	1,182	1,182	27,993
(8) Investment Transactions

For the year ended December 31, 2024, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations and derivatives, were as follows:

For the Year Ended December 31, 2024 ($)
Cost of investments purchased	(4,523,588)
Proceeds from the sale of investments	2,619,804

(9) Derivative Instruments

The Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the consolidated statement of assets and liabilities. The changes in the fair value are included in the consolidated statement of operations during the current year. Purchases of derivative contracts and proceeds from the sale of derivative contracts, as disclosed in the consolidated statement of cash flows, are indicative of the volume of derivative activity during the year ended December 31, 2024. The Fund is exposed to certain risks relating to its ongoing operations; the primary risks managed by using derivative instruments are market risk, credit risk, and foreign exchange risk. Additionally, the Fund holds certain derivative instruments for investment purposes. As of or during the year ended December 31, 2024, the Fund held the following instruments meeting the definition of a derivative instrument: foreign currency forward contracts, interest rate swaps, equity options and credit default swaps.

The Fund operates as a "limited derivatives user" for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund's "derivatives exposure" is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Forward Contracts

The Fund enters into foreign currency forward contracts from time to time to help mitigate its foreign currency risk exposure. As of December 31, 2024, the counterparties to each of the Fund's foreign currency forward contracts were Goldman Sachs International and Morgan Stanley Capital Services LLC.

Interest Rate Swaps

In connection with the issuances of the Series H MRPS, the Series I MRPS and the Series J MRPS, the Fund entered into interest rate swaps to more closely align the interest rates of such liabilities with its investment portfolio, which consists primarily of floating rate loans. Under the interest rate swaps, the Fund receives a fixed interest rate and pays a floating interest rate of one-month SOFR plus an applicable spread, as disclosed below. As of December 31, 2024, the counterparty to the Fund's interest rate swaps was Goldman Sachs International. See Note 7 for more information on the Series H MRPS, the Series I MRPS and the Series J MRPS.

Equity Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The Fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the Fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The premium received by the Fund for option contracts written is recorded as a liability. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. The Fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized gains or losses occurring during the holding period of purchased options and written options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations. Net unrealized gains or losses occurring during the holding period of purchased options and written options contracts are included in the "net unrealized gains or losses on derivative contracts" in the accompanying consolidated statement of operations.

Credit Default Swaps

The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the consolidated statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

The Fund's derivative contracts are subject to either International Swaps and Derivatives Association Master Agreements, or futures contracts/OTC addenda which contain certain covenants and other provisions that, if violated, may require the Fund to post collateral on derivatives if the Fund is in a net liability position with its counterparties exceeding certain amounts. As of December 31, 2024, there were no derivative instruments with credit-risk-related contingent features that are in a net liability position after taking into effect permissible offsetting. Additionally, OTC derivative counterparties may immediately terminate these agreements and the related derivative contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2024, the termination values of these derivative contracts were approximately equal to their fair values.

Certain information related to the Fund's derivative instruments as of December 31, 2024 is presented below.

Derivative Instrument	Notional Amount		Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	NOK	444,277	$39,027	$(37,908)	Other assets
Foreign currency forward contract	SEK	312,564	28,283	(26,951)	Other assets
Foreign currency forward contract		€210,143	217,862	(210,298)	Other assets
Foreign currency forward contract		£95,219	119,187	(115,407)	Other assets
Foreign currency forward contract		£89,206	111,646	(108,132)	Other assets
Foreign currency forward contract	DKK	63,367	8,811	(8,435)	Other assets
Foreign currency forward contract		€44,980	46,632	(44,738)	Other assets
Foreign currency forward contract		$39,708	229,588	(229,731)	Accrued expenses and other payables
Foreign currency forward contract	CAD	33,925	23,618	(23,216)	Other assets
Foreign currency forward contract	DKK	33,000	4,589	(4,389)	Other assets
Foreign currency forward contract	CAD	20,900	14,550	(14,159)	Other assets
Foreign currency forward contract	NZD	19,321	10,811	(10,014)	Other assets
Foreign currency forward contract	SEK	17,150	1,552	(1,482)	Other assets
Foreign currency forward contract	PLN	15,023	3,635	(3,554)	Other assets
Foreign currency forward contract	AUD	11,300	6,994	(6,485)	Other assets
Foreign currency forward contract	AUD	9,946	6,156	(5,691)	Other assets
Foreign currency forward contract	NOK	6,400	562	(543)	Other assets
Foreign currency forward contract	NZD	558	313	(291)	Other assets
CDX HY S39 Tranche 15-25		$7,418	—	(675)	Accrued expenses and other payables
CMBX.NA.BBB- S9		$1,030	162	—	Other assets
SRT CDS Tranche 95.12-99.23		$(11,402)	3	—	Other assets
Total			$873,981	$(852,099)

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Description	MRPS	Notional Amount	Fund Receives	Fund Pays	Maturity Date	Fair Value
Interest rate swap	Series H MRPS	$100,000	6.250%	SOFR +1.7420%	June 7, 2027	$829
Interest rate swap	Series I MRPS	$50,000	6.350%	SOFR +2.0865%	June 7, 2029	268
Interest rate swap	Series J MRPS	$50,000	6.350%	SOFR +2.0895%	July 3, 2029	271
Interest rate swap(1)	Series K MRPS	$150,000	5.940%	SOFR +1.9950%	January 15, 2030	(928)
Interest rate swap(1)	Series L MRPS	$150,000	6.070%	SOFR +2.1530%	April 14, 2032	(1,536)
Total						$(1,096)

(1) In December 2024, the Fund entered into interest rate swaps in connection with the Fund's agreement, which was entered into in January 2025, with certain institutional accredited investors to issue and sell Series K MRPS and Series L MRPS. See Note 13 for more information on the Series K MRPS and Series L MRPS.

Net realized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2024 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2024 ($)
Foreign currency forward contracts	Net realized losses on derivative contracts	(5,504)
Interest rate swaps	Net realized losses on derivative contracts	(117)
Written options	Net realized losses on derivative contracts	(176)
Credit default swaps	Net realized losses on derivative contracts	(1,348)
Total		(7,145)

Net unrealized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2024 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2024 ($)
Foreign currency forward contracts	Net unrealized gains on derivative contracts	37,346
Interest rate swaps	Net unrealized gains on derivative contracts	(842)
Written options	Net unrealized gains on derivative contracts	50
Credit default swaps	Net unrealized gains on derivative contracts	(171)
Total		36,383

Offsetting Arrangements

Although the Fund generally presents derivative and other financial instruments on a gross basis in the consolidated statement of assets and liabilities, certain derivative and other financial instruments are subject to enforceable master netting arrangements with certain counterparties which allow for the derivative and other financial instruments to be offset.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

The following table presents the rights of offset and related arrangements associated with the Fund's derivative instruments as of December 31, 2024:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amount of Recognized Assets (Liabilities)	Gross Amount Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Assets:
Goldman Sachs International:
Foreign currency forward contracts	$641,786	$(619,211)	$22,575	$—	$—	$22,575
Interest rate swaps	1,368	—	1,368	—	(1,368)	—
Credit default swaps	165	—	165	—	(165)	—
Total	$643,319	$(619,211)	$24,108	$—	$(1,533)	$22,575
Liabilities:
Goldman Sachs International:
Foreign currency forward contracts	$(232,030)	$232,214	$184	$—	$—	$184
Interest rate swaps	(2,463)	—	(2,463)	—	2,463	—
Credit default swaps	(675)	—	(675)	—	675	—
Total	$(235,168)	$232,214	$(2,954)	$—	$3,138	$184

(10) Income Taxes

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2024 and 2023 were as follows:

	December 31, 2024 ($)	December 31, 2023 ($)
Ordinary income	371,885	244,042
Capital gain	—	—
Return of capital	—	—

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses for book but not tax, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The Fund may elect to incur an excise tax if it is deemed prudent by its Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2024, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently, the Fund incurred U.S. federal excise taxes of $8,095.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the consolidated statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2024:

December 31, 2024 ($)
Additional paid-in capital/(reduction)	(8,042)
Distributable earnings accumulated gains	8,042

As of December 31, 2024, which is the end of the Fund's most recent taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

As of December 31, 2024, the components of accumulated earnings (loss) on a tax basis were as follows:

December 31, 2024 ($)
Undistributed ordinary income	111,612
Accumulated capital and other losses	(64,970)
Net unrealized depreciation	(27,639)
Other cumulative effect of timing differences	—
Total accumulated earnings	19,003

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2024 ($)
Short-term	—
Long-term	64,970

ASC 740, Income Taxes ("ASC 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2024. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the consolidated statement of operations. There were no penalties and interest incurred by the Fund for the fiscal year ended December 31, 2024.

(11) Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The CODM is comprised of the Fund's portfolio managers and chief financial officer and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund's net increase in net assets resulting from operations ("net income"). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund's shareholders. As the Fund's operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated statement of assets and liabilities as "total assets" and the significant segment expenses are listed on the accompanying consolidated statement of operations.

(12) Risk Factors

Short Sales Risk

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be theoretically unlimited, whereas losses from purchases can equal only the total amount invested.

Derivatives Risk

The Fund's use of derivatives involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used.

General Risks Associated with Derivatives. Although the Fund does not expect derivatives to represent a significant component of its portfolio, the Fund may use derivatives including, in particular, swaps (including interest rate swaps and credit default swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

securities or groups of securities. If the Fund invests in a derivative, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to certain risks, including, but not limited to, credit risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, valuation risk and regulatory risk.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any "senior security" representing indebtedness (unless the fund maintains 300% "asset coverage") or any senior security representing stock (unless the fund maintains 200% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Fund is currently relying on the Limited Derivatives User Exception (as defined below) from certain requirements of Rule 18f-4. Absent the availability of the Limited Derivatives User Exception, the Fund would be required to comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is required to be administered by a "derivatives risk manager," who is appointed by the fund's board, including a majority of the directors or trustees who are not "interested persons" of the fund (as defined in the Investment Company Act), and periodically reviews the DRMP and reports to the board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

Options and Futures Risk. The Fund may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter ("OTC") market. When options are purchased OTC, the Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. In the sale of a put, losses may be significant and, in the sale of a call, losses can be unlimited.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser's ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Swap Agreements Risk. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument yielding the desired return. Swap agreements are often two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a typical "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Some swaps may be subject to central clearing and exchange trading. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a bi-lateral swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser's current credit standards for OTC option counterparties. In the case of a cleared swap, the Fund bears the risk that the clearinghouse may default. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to RICs may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including further government regulation, could adversely affect the Fund's ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions Risk. The Fund, to the extent permitted under applicable law, may enter into "swaptions", which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Credit-Linked Securities Risk. Among the income producing securities in which the Fund may invest are credit-linked securities, which generally are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit-linked securities generally represent the right to receive periodic income payments (in the form of dividends) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the issuer. The Fund's investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may treat such transactions as "derivatives transactions" and comply with Rule 18f-4 with respect to such transactions.

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell

Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Although the Fund does not expect Subordinated Loans to be a significant component of its portfolio, it may invest in such instruments from time to time. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches are the most junior tranches and do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions, or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest directly or indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Market Disruption and Geopolitical Risk

U.S. and global markets recently have experienced increased volatility, which could be harmful to the Fund and issuers in which it invests. Such volatility may result in, amongst other things, write-offs, the re-pricing of credit risk or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics or outbreaks of infectious diseases), may

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including trade tensions between the United States and other countries, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries (including with respect to treaties and tariffs), the ongoing war between Russia and Ukraine and conflicts in the Middle East and health epidemics and pandemics, could adversely affect our business, financial condition or results of operations. Additionally, as a result of the 2024 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

Interest Rate Risk

General interest rate fluctuations may have a negative impact on the Fund's investments and investment returns and, accordingly, may have a material adverse effect on the Fund's investment objective and net investment income. Because the Fund borrows money and may issue preferred stock to make investments, the Fund's net investment income is dependent upon the difference between the rate at which it borrows funds or pays dividends on such preferred stock and the rate at which it invests these funds.

The U.S. Federal Reserve decreased the federal funds rate multiple times in 2024 after a sustained period of historically high rates. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. In periods of declining interest rates, the Fund may earn less interest income from investments and its cost of funds will also decrease, to a lesser extent, given certain of our currently outstanding indebtedness bears interest at fixed rates, resulting in lower net investment income. Conversely, in periods of rising interest rates, the Fund's interest income will increase as the majority of its portfolio bears interest at variable rates while the Fund's cost of funds will also increase, to a lesser extent, with the net impact being an increase to its net investment income. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

If general interest rates rise, there is a risk that the portfolio companies in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could adversely impact their financial performance and result in a default under their loan documents. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans to the Fund's portfolio companies, which could adversely affect the Fund's net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. The Fund's investments may not be readily marketable and may be subject to restrictions on resale. Generally, the Fund's investments are not listed on any national securities exchange and no active trading market may exist. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be involved in significant financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by the Adviser or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may not recommend allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

The Fund may also invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macroeconomic event impacting relevant markets) or an event that is specific to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the Fund to make judgments concerning (i) the likelihood that an event will occur; and (ii) the impact such event will have on the value of the Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, significant losses can result.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund may make investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors and may affect the value and liquidity of certain of the Fund's investments.

Litigation Risk

The Fund as well as the Adviser, the Sub-Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund, its executive officers, trustees, and the Adviser, the Sub-Adviser, their affiliates and/or any of their respective principals and employees will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Adviser and the Sub-Adviser are each registered investment advisers and, as such, subject to the provisions of the Advisers Act. The Fund the Adviser and the Sub-Adviser may each be, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

The Fund, its executive officers, trustees, and the Adviser, the Sub-Adviser and their affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of the Adviser or the Sub-Adviser to manage the Fund, are often impossible to anticipate. The Adviser or the Sub-Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the Adviser or the Sub-Adviser, as applicable.

The Fund's investment activities are subject to the normal risks of becoming involved in litigation by third parties. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by the Adviser, Sub-Adviser, administrator, or any of our officers, be borne by the Fund and would reduce the Fund's net assets. The Adviser, the Sub-Adviser and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

(13) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2024, except as discussed below:

In January 2025, the Fund entered into an agreement with certain institutional accredited investors to issue and sell, in an offering exempt from registration under the Securities Act, (i) 6,000 Series K MRPS and (ii) 6,000 Series L MRPS. The Series K and Series L MRPS have a liquidation preference of $25.00 per share. The first closing (with respect to the Series K MRPS) was held on January 15, 2025 and resulted in gross proceeds to the Fund of $150,000. The second closing (with respect to the Series L MRPS) is currently expected to be held no later than April 14, 2025, subject to the satisfaction of customary closing conditions.

Annual Report 2024

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

(in thousands, except per share data, percentages and as otherwise noted)

The following common share distributions were declared for January and February 2025.

	Class A	Class C	Class I	Class L	Class U	Class U-2	Class W
January 2025
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	January 31, 2025	January 31, 2025	January 31, 2025	January 31, 2025	January 31, 2025	January 31, 2025	January 31, 2025
Monthly Per Share Amount	$0.17229800	$0.15418160	$0.18054400	$0.16967540	$0.16367380	$0.16347850	$0.17062710
February 2025
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	February 28, 2025	February 28, 2025	February 28, 2025	February 28, 2025	February 28, 2025	February 28, 2025	February 28, 2025
Monthly Per Share Amount	$0.17229800	$0.15418160	$0.18054400	$0.16967540	$0.16367380	$0.16347850	$0.17062710

Annual Report 2024

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of CION Ares Diversified Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CION Ares Diversified Credit Fund (the "Fund"), including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and the period from January 26, 2017 (commencement of operations) to October 31, 2017 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, the period from November 1, 2019 to December 31, 2019, each of the two years in the period ended October 31, 2019, and the period from January 26, 2017 (commencement of operations) to October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

Los Angeles, California
February 27, 2025

Annual Report 2020

CION Ares Diversified Credit Fund

Additional Information

December 31, 2024

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by CION Ares Diversified Credit Fund (the "Fund") are available (1) without charge, upon request, by calling 1-877-855-3434, (2) on the Fund's website at https://cioninvestments.com/resources/sec-filings/, and (3) on the SEC's website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-877-855-3434, (2) on the Fund's website at https://cioninvestments.com/resources/sec-filings/ and (3) on the SEC's website at https://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for the first quarter and the third quarter of each fiscal year on SEC Form N-PORT. The Fund's Form N-PORT reports are available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan, (the "DRIP") administered by SS&C GIDS, Inc. ("SS&C GIDS"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C GIDS. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the SS&C GIDS 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, SS&C GIDS, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's net asset value per share.

SS&C GIDS will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. SS&C GIDS will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. SS&C GIDS will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, SS&C GIDS will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither SS&C GIDS nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to SS&C GIDS at CION Ares Diversified Credit Fund c/o SS&C GIDS, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Plan of Distribution

ALPS Distributors, Inc. located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act, the Fund intends to offer to sell an unlimited number of common shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

CION Ares Management LLC (the "Adviser") or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the financial intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Investment Adviser

CION Ares Management, LLC
100 Park Avenue, 25th Floor
New York, NY 10017

Administrator

ALPS Fund Services, Inc. and SS&C Technologies, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, MA 02114

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common shares of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

•  We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (including the Fund)(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto 1972	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation
Mitch Goldstein 1967	Trustee	2016	Partner of Ares Management Corporation; Co-Chairperson, Ares Capital Corporation; Co-Chief Executive Officer, Ares Strategic Income Fund	3	Ares Capital Corporation; Ares Strategic Income Fund
Michael A. Reisner 1970	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation
David A. Sachs 1959	Trustee and Chairperson of the Board	2016	Partner of Ares Management Corporation	3	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc.; Ares Private Markets Fund

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (including the Fund)(2)	Other Directorships Held by Trustee
Independent Trustees
Elaine Orr 1966	Trustee	2022	Serves on various fund and pension boards; from 2018 to 2019, Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation	2	Ares Dynamic Credit Allocation Fund, Inc.
Jeffrey Perlowitz 1956	Trustee	2020	Independent Consultant; prior to 2016, Managing Director, Citigroup, Inc.	1	PennyMac Financial Services, Inc.
John Joseph Shaw 1951	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector 1942	Trustee	2016	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management, LLC (private equity)	2	Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz 1968	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

(2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(3)  "Interested person," as defined in the Investment Company Act, of the Fund. Mark Gatto, Mitch Goldstein, Michael Reisner and David Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John Atherton 1981	Vice President and Assistant Secretary	2018	John Atherton is a Partner and General Counsel, Europe in the Ares Legal Department. John Atherton joined Ares in 2018.
Joshua Bloomstein 1973	Vice President and Assistant Secretary	2016

Joshua Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management Corporation. Joshua Bloomstein is General Counsel, Vice President and Secretary of Ares Capital Corporation ("ARCC"), General Counsel and Secretary of Ares Strategic Income Fund ("ASIF") and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. Joshua Bloomstein joined Ares in 2006.

Paul Cho 1982	Vice President	2024

Paul Cho is a Managing Director and Chief Accounting Officer in the Ares Finance and Accounting Department. Paul Cho additionally serves as Chief Accounting Officer of ARCC and ASIF, and as a Vice President of ARDC. Paul Cho joined Ares in 2008.

Michael Dennis 1976	Vice President	2017

Michael Dennis is a Partner and Co-Head of European Credit in the Ares Credit Group. Michael Dennis serves on the Ares Executive Management Committee. Additionally, Michael Dennis serves as a member of the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees, and the Ares Asia Direct Lending (Australia) Investment Committee. Michael Dennis joined Ares in 2007.

Kevin Early 1971	Vice President	2017	Kevin Early is a Partner and Chief Financial Officer, International & Global Direct Lending Private Funds in the Ares Finance and Accounting Department. Kevin Early joined Ares in 2012.
Anton Feingold 1980	Vice President and Assistant Secretary	2016

Anton Feingold is a Partner and Associate General Counsel in the Ares Legal Group and Assistant Secretary of Ares Management Corporation. Anton Feingold also serves as General Counsel, Vice President and Secretary of Ares Commercial Real Estate Corporation. Anton Feingold joined Ares in 2014.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary	2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal Group. Additionally, Ian Fitzgerald serves as General Counsel and Corporate Secretary of ARDC. Ian Fitzgerald also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Mark Gatto 1972	Co-President and Co-Chief Executive Officer	2016

Mark Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp. ("CIC"). Mark Gatto serves on the investment committee of CIC. In addition, Mark Gatto is a Director of CION Ares Management, LLC. Mark Gatto joined CION in 1999.

Mitch Goldstein 1967	Vice President	2016

Mitch Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Executive Management Committee of Ares Management. Mitch Goldstein additionally serves as Director and Co-Chairperson of ARCC and an interested trustee and Co-Chief Executive Officer of ASIF. Mitch Goldstein is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees, the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Mitch Goldstein joined Ares Management in 2005.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Blair Jacobson 1972	Vice President	2017

Blair Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Executive Management Committee of Ares Management and the Ares Diversity, Equity and Inclusion Council. Blair Jacobson also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Blair Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees, the Ares Secondaries Group's Credit Investment Committee and the Ares Sports, Media and Entertainment Investment Committee. Blair Jacobson joined Ares in 2012.

Keith Kooper 1975	Vice President and Assistant Secretary	2016

Keith Kooper is a Partner and Co-General Counsel (Real Estate) in the Ares Legal Group. Keith Kooper also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Keith Kooper joined Ares in 2013.

Angela Lee 1986	Vice President	2024

Angela Lee is a Managing Director in the Ares Finance and Accounting Department. Angela Lee additionally serves as Vice President and Assistant Treasurer of ARCC and ASIF, and as a Vice President of ARDC. Angela Lee joined Ares in 2010.

Scott Lem 1977	Chief Financial Officer Treasurer	2019 2024

Scott Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Financial Officer and Treasurer of ARCC, ASIF and ARDC. Scott Lem joined Ares in 2003.

Greg Margolies 1966	Vice President	2016

Greg Margolies is a Partner in the Ares Credit Group. Additionally, Greg Margolies serves as a member of the Ares Credit Group's Opportunistic Credit Investment Committees and is on the Board of Directors of the Ares Charitable Foundation. Greg Margolies joined Ares in 2009.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	2021

Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of ARCC, Ares Private Markets Fund ("APMF"), ASIF and ARDC. Lisa Morgan joined Ares in 2017.

Michael Reisner 1970	Co-President and Co-Chief Executive Officer	2016

Michael Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CIC. Michael Reisner serves on the investment committee of CIC. In addition, Michael Reisner is a Director of CION Ares Management, LLC. Michael Reisner joined CION in 2001.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Naseem Sagati Aghili is a Partner, General Counsel and Corporate Secretary of Ares Management. Additionally, Naseem Sagati Aghili serves on the Ares Executive Management Committee, Enterprise Risk Committee. Naseem Sagati Aghili also serves as a Vice President of ARCC, ASIF, ARDC and APMF. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares Management, including most recently as Co-General Counsel, Deputy General Counsel and General Counsel of Private Equity. Naseem Sagati Aghili joined Ares in 2009.

Gregg Schill 1981	Vice President	2016	Gregg Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, Gregg Schill served as Managing Director since 2012. Gregg Schill joined CION in 2001.

Annual Report 2024

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2024

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Smith 1971	Vice President	2024

Michael Smith is a Partner and Co-Head of the Ares Global Credit Group and a member of the Executive Management Committee of Ares Management. Michael Smith additionally serves as Director and Co-Chairperson of ARCC and as an interested trustee and Co-Chief Executive Officer of ASIF. Michael Smith is a member of the Ares Credit Group's U.S. Direct Lending, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. Michael Smith joined Ares in 2004.

(1)  The address of each officer is care of the Corporate Secretary of the Fund at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Annual Report 2024

(b)            Not applicable.

Item 2. Code of Ethics.

(a)	CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(b)	Not applicable.

(c)	The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)	There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The name of the audit committee financial experts as of the date of filing of this Form N-CSR are John Joseph Shaw and Elaine Orr. Both John Joseph Shaw and Elaine Orr have been deemed to be “independent” for the purpose of this Item because he or she is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $502,300 and $437,400, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)            Audit-Related Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $49,000 and $47,500, respectively.

For the fiscal years ended December 31, 2024 and December 31, 2023, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)            Tax Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, E&Y billed the Fund aggregate fees of $58,100 and $37,600, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)            All Other Fees

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)       Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2024 and December 31, 2023, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2024 and December 31, 2023, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)	Not applicable.

(g)	For the fiscal years ended December 31, 2024 and December 31, 2023, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2024 and December 31, 2023, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)	E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are Jeffrey Perlowitz, Elaine Orr, John Joseph Shaw, Bruce H. Spector and Mark R. Yosowitz.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 19(c) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of the date of this filing, the portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Mitch Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Operating Committee . Mitch Goldstein serves as a Vice President, interested trustee and Portfolio Manager of the Fund. Mitch Goldstein additionally serves as Director and Co-Chairman of Ares Capital Corporation and Co-Chief Executive Officer and interested trustee of Ares Strategic Income Fund. He is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees and the Ares Infrastructure Debt Investment Committee and the Ares Asia Direct Lending (Australia) Investment Committee. Prior to joining Ares Management in May 2005, Mitch Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitch Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitch Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitch Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitch Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitch Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting and received an M.B.A. from Columbia University's Graduate School of Business.

Greg Margolies

Partner in the Ares Credit Group Portfolio Manager (since inception)

Greg Margolies is a Partner in the Ares Credit Group and is Vice President of the Fund. Additionally, Greg Margolies serves as a member of the Ares Credit Group’s Opportunistic Credit Investment Committees and is on the Board of Directors of the Ares Charitable Foundation. Prior to joining Ares in 2009, Greg Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch’s Global Investment Banking Group. Previously, Greg Margolies was Co-Head of the DB Capital Mezzanine Fund. Greg Margolies serves on the Board of Directors for the International Organization for Women and Development and the Advisory Council for University of Michigan’s Life Science Institute. Greg Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University of Pennsylvania Wharton School of Business.

Michael Smith

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since January 2024)

Michael Smith is a Partner and Co-Head of the Ares Credit Group. Additionally, Michael Smith serves as Co-Chief Executive Officer and Trustee of Ares Strategic Income Fund. He also serves as a Director of Ares Capital Corporation (Nasdaq: ARCC) and previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. He serves on the Ares Operating Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. He is a member of the Ares Credit Group's U.S. Direct Lending, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees. Prior to joining Ares in 2004, Michael Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Previously, Michael Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael Smith serves on the Board of Directors of the University of Notre Dame's Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

(a)(2)	As of December 31, 2024, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Mitch Goldstein	Registered investment companies	2	$46,013	2	$46,013
	Other pooled investment vehicles	5	$44,273	5	$44,273
	Other accounts	36	$26,692	27	$18,512

Greg Margolies	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$2,324	2	$2,324
	Other accounts	3	$1,908	3	$1,908

Michael Smith	Registered Investment Companies	2	$46,013	2	$46,013
	Other pooled investment vehicles	3	$9,326	3	$9,326
	Other accounts	0	$0	0	$0

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisors affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets. The participation of the Advisors’ investment professionals in the valuation process could therefore result in a conflict of interest. The Advisors also may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such terms are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)        Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by Advisors’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Advisors it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Advisors or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4)        Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2024.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None
Michael Smith	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 6, 2025

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 6, 2025

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 6, 2025

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 6, 2025